UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21211

Nuveen New York AMT-Free Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds
Closed-End Funds
Nuveen Municipal
February 29, 2024
Annual
Report
Nuveen New Jersey Quality Municipal Income Fund
NXJ
Nuveen New York Quality Municipal Income Fund
NAN
Nuveen New York AMT-Free Quality Municipal Income Fund
NRK
Nuveen New York Municipal Value Fund
NNY
Nuveen New York Select Tax-Free Income Portfolio
NXN
Nuveen Pennsylvania Quality Municipal Income Fund
NQP

Table
of Contents
Important Notices 3
Portfolio Managers’ Comments 4
Fund Leverage 11
Common Share Information 12
About the Funds’ Benchmarks 14
Performance Overview and Holding Summaries 17
Report of Independent Registered Public Accounting Firm 27
Portfolios of Investments 29
Statement of Assets and Liabilities 82
Statement of Operations 83
Statement of Changes in Net Assets 85
Statement of Cash Flows 88
Financial Highlights 89
Notes to Financial Statements 97
Shareholder Update 112
Important Tax Information 142
Shareholder Meeting Report 143
Additional Fund Information 144
Glossary of Terms Used in this Report 145
Board Members & Officers 146

Important Notices

NXJ and NQP - Portfolio Manager Update
Effective October 13, 2023, Steven Hlavin has been added as a portfolio manager. There were no other changes to the portfolio management of the Funds during the reporting period.
NAN, NRK, NNY and NXN - Portfolio Manager Update
Effective October 13, 2023, Kristen DeJong, CFA, has been added as a portfolio manager. There were no other changes to the portfolio management of the Funds during the reporting period.
NXJ, NAN, NRK, NNY - Change in Fiscal and Tax Year-Ends
On February 28, 2024, the Funds’ Board of Trustees approved that the Funds’ fiscal and tax year ends (collectively, “fiscal year end”) be changed from February 28/29 to August 31. As a result, effective March 1, 2024, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end and the next annual report for the Funds will be for the period from March 1, 2024 through August 31, 2024.

Portfolio Managers’
Comments
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Nuveen New York Municipal Value Fund (NNY)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The portfolio managers for the Nuveen New Jersey Quality Municipal Income Fund and Nuveen
Pennsylvania Quality Municipal Income Fund are Paul Brennan, CFA, and Steven Hlavin. The portfolio managers for the Nuveen
New York Quality Municipal Income Fund (NAN), Nuveen New York AMT-Free Quality Municipal Income Fund (NRK), Nuveen New
York Municipal Value Fund (NNY) and Nuveen New York Select Tax-Free Income Portfolio (NXN) are Scott Romans, PhD and Kristen
DeJong, CFA.
Effective October 13, 2023, Kristen DeJong was added as a portfolio manager of NAN, NRK, NNY and NXN. Scott Romans continues to serve as a portfolio manager of the Funds. Effective October 13, 2023, Steven Hlavin was added as a portfolio manager of NXJ and NQP. Paul Brennan continues to serve as a portfolio manager of NXJ and NQP.
Here, the Funds’ portfolio managers review U.S. economic and municipal market conditions, key investment strategies and the performance of the Funds over the twelve-month reporting period ended February 29, 2024. For more information on the Funds’
investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and market conditions during the twelve-month annual reporting period ended
February 29, 2024?
The U.S. economy performed better than expected despite persistent inflationary pressure and elevated interest rates during the twelve-month period ended February 29, 2024. Gross domestic product rose at an annualized rate of 3.4% in the fourth quarter of 2023, after increasing at an annualized rate of 4.9% in third quarter of 2023, according to the U.S. Bureau of Economic Analysis second estimate. In 2023 as a whole, GDP was up 2.5% (from the 2022 annual level to the 2023 annual level), compared with an increase of 1.9% in 2022. During the reporting period, price pressures eased in comparison to 2022 given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period, inflation levels remained higher than central banks’ target levels.
The Fed raised its target fed funds rate three times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July
2023 and voting to hold it at that level at its subsequent meetings in 2023 and 2024. Early in the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy.
One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley Bank,
Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S.
domestic companies with overseas earnings.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of February 2024, the unemployment rate was 3.9%, near its pre-
pandemic low, with monthly job growth continuing to moderate from the faster pace earlier in the post-pandemic recovery. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023 and February
2024. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management

The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period.
Municipal yields fell across most of the maturity spectrum, with a very slight increase in 30-year maturities. Much of the decline in yields was concentrated in November-December 2023, when Treasury markets moved sharply to reassess the timing of potential Fed rate cuts and municipal yields followed in kind. While municipal bonds continued to exhibit relatively strong credit fundamentals, the change in yields was the dominant driver of municipal market performance, overpowering the impact of credit spread movements in this reporting period.
How were the economic and market environments in New Jersey, New York and Pennsylvania during the twelve-month reporting period ended February 29, 2024?
New Jersey continued its post-pandemic recovery in 2023 with nominal GDP growing approximately 5.9% to $799 billion in 2023
(based on preliminary data). The state’s unemployment rate as of February 2024 was 4.8%, compared to the national rate of 3.9%.
The state concluded fiscal year 2023 (July 1, 2022, to June 30, 2023) with a large surplus for the third consecutive year, driven primarily by federal assistance under various federal pandemic relief bills and tax revenues exceeding initial estimates. As a result, the state’s undesignated cash basis fund balance grew to a record high $10.5 billion at the end of fiscal year 2023, or roughly 19%
of appropriations. New Jersey’s adopted budget for fiscal year 2024 (July 1, 2023, to June 30, 2024) and proposed budget for fiscal year 2025 (July 1, 2024, to June 30, 2025) both reflect a return to structural deficits while maintaining the state’s recent commitment to fully funding its annual pension contribution requirements. The state’s undesignated reserves are forecasted to decline to $6.1 billion by the end of fiscal year 2025, which is approximately 11% of appropriations. In April 2023, Moody’s, S&P and Fitch each upgraded the state’s rating by one notch to A1, A and A+, respectively. Concurrently, all three rating agencies revised their outlooks to stable from positive. New Jersey municipal bond supply totaled $9.1 billion for the twelve-month period ended February 29,
2024, a 25.3% increase from the same period a year earlier.
New York state’s $2.2 trillion economy represents 7.9% of U.S. gross domestic product as of 2023 (based on preliminary data).
New York was hit harder than most states by the pandemic and its recovery lags the nation. As of February 2024, the state’s unemployment rate stood at 4.4%, compared to 3.9% for the nation. Despite the pandemic-related challenges, New York state’s finances have held up well, primarily driven by federal assistance under various federal pandemic relief bills and tax revenues exceeding initial estimates. The state’s general fund posted a $15.4 billion surplus in fiscal year 2023 (April 1, 2022, to March 31,
2023), equal to 16.6% of general fund revenues. Fiscal year 2024 (April 1, 2023, to March 31, 2024) is also projected to end with a surplus. New York State’s proposed general fund budget for fiscal year 2025 (April 1, 2024, to March 31, 2025) is projected to be balanced. It is 4% higher than the adopted fiscal year 2024 budget and includes a new tax credit for childcare and several proposed tax increases, such as hikes in the state cigarette tax and extending a temporary tax on business income over $5 million. Moody’s affirmed its Aa1 rating on New York state in July 2023 citing the state’s historically high reserve levels and history of strong financial management. S&P confirmed its AA+ stable rating for New York State in September 2023. New York municipal bond supply totaled
$43.2 billion for the twelve-month period ended February 29, 2024, a 12.9% decrease from the same period a year earlier.
Pennsylvania had a 2023 real GDP of $789 billion (based on preliminary data). The state benefits from a highly diversified economy, and its financial position has improved in recent years, although it continues to lag the U.S. in employment, GDP and income growth. The unemployment rate as of February 2024 was 3.4% for the commonwealth, compared to 3.9% for the nation.
Pennsylvania’s financial position has benefited from strong tax performance, substantial federal stimulus aid, and sound budget management. This has enabled the commonwealth to set aside solid budget reserves over the past three fiscal years. Following another sizable surplus in 2023, the state’s cumulative budget stabilization reserve fund balance amounts to $6 billion. The commonwealth’s 2024-2025 budget proposal calls for $48.3 billion in general fund spending, a 7% increase over the 2023-2024 adopted budget. The proposal does not increase any existing taxes, but rather targets current reserves and proposes to legalize and tax recreational marijuana use. The proposal includes a record-setting $1.1 billion increase in basic education funding for
Pennsylvania’s K-12 public schools. As of February 2024, Pennsylvania’s general obligation debt was rated Aa3 by Moody’s and A+
by S&P. Pennsylvania municipal bond new issuance totaled $12.2 billion for the twelve-month period ended February 29, 2024, an
11.8% increase from the same period a year earlier.
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?
The Fund seeks to provide current income exempt from both regular federal and state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund uses leverage, which is discussed in more detail later in the Fund
Leverage section of this report.

Portfolio Managers’ Comments
(continued)

During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
As of February 29, 2024, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,”
for a variety of reasons, including duration management, income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended February 29, 2024?
For the twelve months ended February 29, 2024, the Nuveen New Jersey Quality Municipal Income Fund (NXJ) outperformed the
S&P Municipal Bond New Jersey Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond New Jersey Index.
The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. NXJ also benefited from favorable security selection in the housing, health care and higher education sectors.
In addition, the Fund’s use of leverage through its issuance of preferred shares and investment in inverse floating rate securities contributed to relative performance during the reporting period. Leverage is discussed in more detail in the “Fund Leverage”
section of this report.
Partially offsetting the outperformance in NXJ was its credit rating allocation. The S&P Municipal Bond New Jersey Index holds a large weighting in A rated paper, given the state’s heavier issuance of A rated debt. Based on a variety of factors, including the portfolio management team’s assessment, the Fund holds an underweight to the A rated category, which detracted from performance during the reporting period. Additionally, the Fund’s underweight to transportation bonds was a detractor, specifically bonds issued by New Jersey Transportation Trust Fund Authority. NXJ maintains its underweight position to the sector and this credit based on the portfolio management team’s views of risk and reward.
Nuveen New York Quality Municipal Income Fund (NAN)
What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?
The Fund seeks to provide current income exempt from both regular federal and state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund uses leverage, which is discussed in more detail later in the Fund
Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
The higher interest rate environment during the reporting period provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.
As of February 29, 2024, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,”
for a variety of reasons, including duration management, income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended February 29, 2024?
For the twelve months ended February 29, 2024, the Nuveen New York Quality Municipal Income Fund (NAN) outperformed the
S&P Municipal Bond New York Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond New York Index.

The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. The Fund saw positive contributions from its overweight allocations to A, BBB and below investment grade rated debt, which were stronger-performing ratings categories, and underweight allocations to AAA and AA rated debt, categories that lagged. In addition, the Fund’s use of leverage through its issuance of preferred shares and investment in inverse floating rate securities contributed to relative performance during the reporting period. Leverage is discussed in more detail in the “Fund
Leverage” section of this report.
The Fund’s outperformance was partially offset by overweights to toll roads and higher education, which were underperforming sectors, and underweights to public transportation, life care and IDR/PCR, which were outperforming sectors.
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?
The Fund seeks to provide current income exempt from regular federal income taxes, state income taxes, and the alternative minimum tax (AMT) applicable to individuals by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund uses leverage, which is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
The higher interest rate environment during the reporting period provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.
As of February 29, 2024, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,”
for a variety of reasons, including duration management, income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended February 29, 2024?
For the twelve months ended February 29, 2024, the Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
outperformed the S&P Municipal Bond New York Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond New York Index.
The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. The Fund also saw positive contributions from its overweight allocations to A, BBB and below investment grade rated debt, which were stronger-performing ratings categories, and underweight allocations to AAA and AA rated debt, categories that lagged. In addition, the Fund’s use of leverage through its issuance of preferred shares and investment in inverse floating rate securities contributed to relative performance during the reporting period. Leverage is discussed in more detail in the
“Fund Leverage” section of this report.
The Fund’s outperformance was partially offset by overweights to toll roads and higher education, which were underperforming sectors, and underweights to public transportation, life care and IDR/PCR, which were outperforming sectors.

Portfolio Managers’ Comments
(continued)

Nuveen New York Municipal Value Fund (NNY)
What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?
The Fund seeks to provide current income exempt from both regular federal and state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund may use tender option bonds to implement its investment strategies more efficiently, which may create up to 10% effective leverage. NNY had no effective leverage during the reporting period.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
The higher interest rate environment during the reporting period provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.
How did the Fund perform during the twelve-month reporting period ended February 29, 2024?
For the twelve months ended February 29, 2024, the Nuveen New York Municipal Value Fund (NNY) performed in line with the
S&P Municipal Bond New York Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond New York Index.
The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which performed well as interest rates fell in late 2023. The Fund also saw positive contributions from its overweight allocations to A, BBB and below investment grade rated debt, which were stronger-performing ratings categories, and underweight allocations to AAA and AA rated debt, categories that lagged.
Largely offsetting the Fund’s contributors were its overweights to toll roads and higher education, which were underperforming sectors, and underweights to public transportation, life care and IDR/PCR, which were outperforming sectors.
Nuveen New York Select Tax-Free Income Portfolio (NXN)
What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?
The Fund seeks to provide current income exempt from both regular federal and state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund may use tender option bonds to implement its investment strategies more efficiently, which may create up to 10% effective leverage. NXN had no effective leverage during the reporting period.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
The higher interest rate environment during the reporting period provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.
How did the Fund perform during the twelve-month reporting period ended February 29, 2024?

For the twelve months ended February 29, 2024, the Nuveen New York Select Tax-Free Income Portfolio (NXN) outperformed the
S&P Municipal Bond New York Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond New York Index.
The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. The Fund’s overweights to health care and airport bonds also contributed.
Partially offsetting the Fund’s outperformance was an underweight to A rated bonds and an overweight to AA rated bonds.
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?
The Fund seeks to provide current income exempt from both regular federal and state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund uses leverage, which is discussed in more detail later in the Fund
Leverage section of this report.
During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
As of February 29, 2024, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,”
for a variety of reasons, including duration management, income and total return enhancement.
How did the Fund perform during the twelve-month reporting period ended February 29, 2024?
For the twelve months ended February 29, 2024, the Nuveen Pennsylvania Quality Municipal Income Fund (NQP) outperformed the
S&P Municipal Bond Pennsylvania Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Pennsylvania Index.
The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. The Fund’s selection in the housing, health care and tax-supported sectors also contributed to relative performance. In addition, the Fund’s use of leverage through its issuance of preferred shares and investment in inverse floating rate securities contributed to relative performance during the reporting period. Leverage is discussed in more detail in the “Fund
Leverage” section of this report.
Partially offsetting the Fund’s outperformance was its credit rating allocation. The S&P Municipal Bond Pennsylvania Index holds a large weighting in A rated paper, given the state’s heavier issuance of A rated debt. Based on a variety of factors, including the portfolio management team’s assessment, the Fund holds an underweight to the A rated category, which detracted from relative performance during the reporting period. Additionally, the Fund’s underweight in transportation bonds detracted, specifically those issued by Pennsylvania State Turnpike Commission. The Fund maintains its underweight position in the sector and this credit based on the portfolio management team's views of risk and reward.

Portfolio Managers’ Comments
(continued)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
NXJ, NAN, NRK and NQP's use of leverage contributed to relative performance during the reporting period.
As of February 29, 2024, the Funds’ percentages of leverage are as shown in the accompanying table.
* Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUNDS’ REGULATORY LEVERAGE
As of February 29, 2024, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As previously, NNY and NXN did not use regulatory leverage.
* Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements for further details.
** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements for further details.
NXJ NAN NRK NNY NXN NQP
Effective Leverage
*
40.11% 38.60% 38.94% 0.00% 0.00% 39.27%
Regulatory Leverage
*
35.41% 35.68% 38.46% 0.00% 0.00% 30.05%
Variable Rate
Preferred*
Variable Rate
Remarketed
Preferred**
Fund
Shares Issued
at Liquidation
Preference
Shares Issued
at Liquidation
Preference Total
NXJ $313,900,000   $ - $313,900,000
NAN $127,000,000 $89,000,000 $216,000,000
NRK   $ - $663,800,000 $663,800,000
NQP $217,500,000   $ - $217,500,000

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 29, 2024.  Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.
Each Fund sought to pay regular monthly dividends out of its net investment income at a rate that reflected its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund paid dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund reported a negative undistributed net ordinary income.
Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
Updated Distribution Policy
On October 23, 2023, the Funds’ Board of Trustees (the “Board”) updated each Fund’s distribution policy. Effective for distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If a distribution includes anything other than net investment income, the Fund provides a notice of the best estimate of its distribution sources at the time of the distribution which may be viewed at www.nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.
Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date) NXJ NAN NRK NNY NXN NQP
March $0.0325 $0.0375 $0.0345 $0.0260 $0.0385 $0.0290
April 0.0305 0.0375 0.0345 0.0280 0.0410 0.0290
May 0.0305 0.0375 0.0345 0.0280 0.0410 0.0290
June 0.0305 0.0375 0.0345 0.0280 0.0410 0.0290
July 0.0305 0.0360 0.0345 0.0280 0.0410 0.0290
August 0.0305 0.0360 0.0345 0.0280 0.0410 0.0290
September 0.0305 0.0360 0.0345 0.0280 0.0410 0.0290
October 0.0305 0.0360 0.0345 0.0280 0.0410 0.0290
November 0.0345 0.0430 0.0410 0.0280 0.0410 0.0325
December 0.0345 0.0430 0.0410 0.0280 0.0410 0.0325
January 0.0345 0.0430 0.0410 0.0280 0.0410 0.0325
February 0.0345 0.0430 0.0410 0.0280 0.0410 0.0325
Total Distributions from Net Investment Income $0.3840 $0.4660 $0.4400 $0.3340 $0.4895 $0.3620
Yields
NXJ NAN NRK NNY NXN NQP
Market Yield
1
3.45% 4.73% 4.54% 4.05% 4.20% 3.36%
Taxable-Equivalent Yield
1
7.12% 9.78% 9.41% 8.37% 8.69% 6.00%
1
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 51.6%,51.7%, 51.7%, 51.7%, 51.7% and 43.9% for NXJ, NAN, NRK, NNY, NXN and NQP, respectively.
Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
As of February 29, 2024, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.
OTHER COMMON SHARE INFORMATION
As of February 29, 2024, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
NXJ NAN NRK NNY NXN NQP
Common shares cumulatively repurchased and retired 1,960,343 292,714 390,000 0 0 900,440
Common shares authorized for repurchase 4,120,000 3,080,000 8,720,000 1,885,000 390,000 3,720,000
NXJ NAN NQP
Common shares repurchased and retired 250,000 15,000 165,540
Weighted average price per common share repurchased and retired $ 11.43 $ 9.85 $ 11.21
Weighted average discount per common share repurchased and retired (16.32)% (16.90)% (15.99)%
NXJ NAN NRK NNY NXN NQP
Common share NAV $13.89 $12.63 $12.17 $9.06 $12.75 $13.60
Common share price $12.00 $10.92 $10.83 $8.30 $11.72 $11.59
Premium/(Discount) to NAV (13.61)% (13.54)% (11.01)% (8.39)% (8.08)% (14.78)%
Average premium/(discount) to NAV (15.45)% (14.26)% (13.79)% (6.85)% (6.05)% (15.51)%

About the Funds’ Benchmarks
S&P Municipal Bond Index :
An index designed to measure the performance of the tax-exempt U.S. municipal bond market.
Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New Jersey Index:
An index designed to measure the performance of the tax-exempt New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New York Index:
An index designed to measure the performance of the tax-exempt New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Pennsylvania Index:
An index designed to measure the performance of the tax-exempt Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen New Jersey Quality Municipal Income
Fund
Performance Overview and Holding Summaries February 29, 2024

NXJ
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New Jersey Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 29, 2024
 - Common Share Price
Total Returns as of
February 29, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NXJ at Common Share NAV 3/27/01 6.97% 1.69% 3.65%
NXJ at Common Share Price 3/27/01 9.14% 2.11% 4.12%
S&P Municipal Bond Index — 5.50% 1.97% 2.71%
S&P Municipal Bond New Jersey Index — 5.86% 2.58% 3.27%

Performance Overview and Holdings Summaries
February 29, 2024 (continued)
Holdings Summaries as of February 29, 2024
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 163 .3%
Short-Term Municipal Bonds 1 .8%
Other Assets & Liabilities, Net (0.1)%
Floating Rate Obligations (10.4)%
VRDP Shares, Net ( 54 .6 ) %
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 0.6%
AAA 9.6%
AA 44.1%
A 29.3%
BBB 9.6%
BB or Lower 2.6%
N/R (not rated) 4.2%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 28.5%
Transportation 17.3%
Education and Civic
Organizations 13.6%
Health Care 10.4%
Tax Obligation/General 9.9%
Housing/Single Family 6.6%
Utilities 3.4%
Other 10.3%
Total 100%
States and Territories
2
(% of total municipal bonds)
New Jersey 89.9%
New York 3.9%
Pennsylvania 2.6%
Delaware 2.1%
Puerto Rico 1.5%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New Jersey personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen New York Quality Municipal Income
Fund
Performance Overview and Holding Summaries February 29, 2024

NAN
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 29, 2024
 - Common Share Price
Total Returns as of
February 29, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NAN at Common Share NAV 5/26/99 7.07% 0.94% 2.84%
NAN at Common Share Price 5/26/99 7.65% 1.11% 2.84%
S&P Municipal Bond Index — 5.50% 1.97% 2.71%
S&P Municipal Bond New York Index — 5.83% 1.86% 2.60%

Performance Overview and Holdings Summaries
February 29, 2024 (continued)
Holdings Summaries as of February 29, 2024
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 159 .7%
Other Assets & Liabilities, Net 3.0%
Floating Rate Obligations (7.4)%
AMTP Shares, Net ( 32 .6 ) %
VRDP Shares, Net ( 22 .7 ) %
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
AAA 14.9%
AA 31.9%
A 17.5%
BBB 19.9%
BB or Lower 6.0%
N/R (not rated) 9.8%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 29.9%
Transportation 28.9%
Health Care 13.0%
Education and Civic
Organizations 10.6%
Utilities 5.8%
Tax Obligation/General 4.0%
Consumer Staples 3.8%
Other 4.0%
Total 100%
States and Territories
2
(% of total municipal bonds)
New York 93.9%
Puerto Rico 5.1%
Guam 1.0%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen New York AMT-Free Quality Municipal
Income Fund
Performance Overview and Holding Summaries February 29, 2024

NRK
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 29, 2024
 - Common Share Price
Total Returns as of
February 29, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NRK at Common Share NAV 11/21/02 7.31% 0.91% 2.98%
NRK at Common Share Price 11/21/02 9.87% 1.71% 3.20%
S&P Municipal Bond Index — 5.50% 1.97% 2.71%
S&P Municipal Bond New York Index — 5.83% 1.86% 2.60%

Performance Overview and Holdings Summaries
February 29, 2024 (continued)
Holdings Summaries as of February 29, 2024
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 160 .8%
Other Assets & Liabilities, Net 2.8%
Floating Rate Obligations (1.3)%
MFP Shares, Net ( 7 .5 ) %
VRDP Shares, Net ( 54 .8 ) %
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 0.6%
AAA 9.3%
AA 46.4%
A 18.0%
BBB 10.0%
BB or Lower 4.4%
N/R (not rated) 11.3%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 26.0%
Education and Civic
Organizations 17.4%
Utilities 15.8%
Health Care 13.6%
Transportation 13.4%
Tax Obligation/General 4.8%
Consumer Staples 4.6%
Other 4.4%
Total 100%
States and Territories
2
(% of total municipal bonds)
New York 93.8%
Puerto Rico 5.5%
Guam 0.7%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen New York Municipal Value Fund
Performance Overview and Holding Summaries February 29, 2024

NNY
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 29, 2024
 - Common Share Price
Total Returns as of
February 29, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NNY at Common Share NAV 10/07/87 5.91% 1.60% 2.81%
NNY at Common Share Price 10/07/87 3.96% 0.37% 2.39%
S&P Municipal Bond Index — 5.50% 1.97% 2.71%
S&P Municipal Bond New York Index — 5.83% 1.86% 2.60%

Performance Overview and Holdings Summaries
February 29, 2024 (continued)
Holdings Summaries as of February 29, 2024
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 96 .4%
Short-Term Municipal Bonds 0 .4%
Other Assets & Liabilities, Net 3.2%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 0.1%
AAA 10.0%
AA 37.9%
A 16.4%
BBB 20.4%
BB or Lower 6.2%
N/R (not rated) 9.0%
Total 100%
Portfolio Composition
1
(% of total investments)
Transportation 23.0%
Tax Obligation/Limited 17.6%
Education and Civic
Organizations 16.8%
Utilities 14.9%
Health Care 12.9%
Tax Obligation/General 6.9%
Consumer Staples 3.4%
Other 4.5%
Total 100%
States and Territories
2
(% of total municipal bonds)
New York 94.9%
Puerto Rico 3.6%
Guam 1.5%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen New York Select Tax-Free Income
Portfolio
Performance Overview and Holding Summaries February 29, 2024

NXN
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 29, 2024
 - Common Share Price
Total Returns as of
February 29, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NXN at Common Share NAV 6/19/92 6.22% 1.64% 2.72%
NXN at Common Share Price 6/19/92 0.54% 0.58% 2.37%
S&P Municipal Bond Index — 5.50% 1.97% 2.71%
S&P Municipal Bond New York Index — 5.83% 1.86% 2.60%

Performance Overview and Holdings Summaries
February 29, 2024 (continued)
Holdings Summaries as of February 29, 2024
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 98 .0%
Other Assets & Liabilities, Net 2.0%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
AAA 3.1%
AA 47.0%
A 13.6%
BBB 22.8%
BB or Lower 6.6%
N/R (not rated) 6.9%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 27.0%
Transportation 24.9%
Health Care 12.8%
Education and Civic
Organizations 11.0%
Tax Obligation/General 8.3%
Utilities 7.9%
Consumer Staples 4.6%
Other 3.5%
Total 100%
States and Territories
2
(% of total municipal bonds)
New York 94.2%
Puerto Rico 3.7%
Guam 2.1%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Nuveen Pennsylvania Quality Municipal Income
Fund
Performance Overview and Holding Summaries February 29, 2024

NQP
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Pennsylvania Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of February 29, 2024
 - Common Share Price
Total Returns as of
February 29, 2024
Average Annual
Inception
Date 1-Year 5-Year 10-Year
NQP at Common Share NAV 2/21/91 6.88% 1.78% 3.51%
NQP at Common Share Price 2/21/91 7.00% 1.88% 3.85%
S&P Municipal Bond Index — 5.50% 1.97% 2.71%
S&P Municipal Bond Pennsylvania Index — 5.27% 1.97% 2.85%

Performance Overview and Holdings Summaries
February 29, 2024 (continued)
Holdings Summaries as of February 29, 2024
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Municipal Bonds 151 .2%
Common Stocks 10 .0%
Variable Rate Senior Loan
Interests 0 .0%
Short-Term Municipal Bonds 2 .4%
Other Assets & Liabilities, Net 0.9%
Floating Rate Obligations (21.7)%
VRDP Shares, Net ( 42 .8 ) %
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
AAA 1.0%
AA 48.1%
A 24.9%
BBB 7.4%
BB or Lower 3.7%
N/R (not rated) 14.9%
Total 100%
Portfolio Composition
1
(% of total investments)
Health Care 16.0%
Housing/Single Family 14.2%
Utilities 13.0%
Tax Obligation/General 12.3%
Education and Civic
Organizations 11.0%
Transportation 10.7%
Tax Obligation/Limited 6.2%
Other 10.5%
Common Stocks 6.1%
Variable Rate Senior Loan
Interests 0.0%
Total 100%
States and Territories
2
(% of total municipal bonds)
Pennsylvania 98.6%
Puerto Rico 1.2%
New Jersey 0.2%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Pennsylvania personal income tax if, in the judgement of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen New Jersey Quality Municipal Income Fund, Nuveen New York Quality Municipal
Income Fund, Nuveen New York AMT-Free Quality Municipal Income Fund, Nuveen New
York Municipal Value Fund, Nuveen New York Select Tax-Free Income Portfolio, and Nuveen
Pennsylvania Quality Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Funds listed in Appendix A (the Funds), including the portfolios of investments, as of February 29, 2024, the related statements of operations, changes in net assets and cash flows for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2024, the results of their operations, changes in net assets and cash flows for the periods listed in Appendix A, and the financial highlights for the Funds and periods listed in Appendix A, in conformity with U.S.
generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2024, by correspondence with custodians and brokers;
when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 26, 2024

(continued)

Appendix A
For the year ended February 29, 2024 (statements of operations and cash flows); for each of the years in the two-year period ended February 29, 2024 (statement of changes in net assets); for each of the years in the five-year period ended February 29, 2024 (financial highlights):
Nuveen New Jersey Quality Municipal Income Fund
Nuveen New York Quality Municipal Income Fund
Nuveen New York AMT-Free Quality Municipal Income Fund
Nuveen Pennsylvania Quality Municipal Income Fund
For the year ended February 29, 2024 (statement of operations); for each of the years in the two-year period ended February 29, 2024 (statement of changes in net assets); for each of the years in the five-year period ended February 29, 2024 (financial highlights):
Nuveen New York Municipal Value Fund
For the year ended February 29, 2024 (statement of operations); for each of the years in the two-year period ended February 29, 2024 (statement of changes in net assets), for each of the years in the two-year period ended February 29, 2024, the eleven-month period ended
February 28, 2022, and for each of the years in the three-year period ended March 31, 2021
(financial highlights):
Nuveen New York Select Tax-Free Income Portfolio

Nuveen New Jersey Quality Municipal Income
Fund
Portfolio of Investments February 29, 2024
NXJ
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
LONG-TERM INVESTMENTS - 163.3% (98.9% of Total Investments)
X 935,193,131
MUNICIPAL BONDS - 163.3%  (98.9% of Total Investments) X 935,193,131
Consumer Discretionary - 0.5% (0.3% of Total Investments)
Middlesex County Improvement Authority, New Jersey, Senior Revenue
Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$ 2,460 (c) 5.000%, 1/01/32 4/24 at 100.00 $ 1,796,782
1,485 (c) 5.125%, 1/01/37 4/24 at 100.00 1,091,644
Total Consumer Discretionary 2,888,426
Consumer Staples - 5.3% (3.2% of Total Investments)
Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement
Asset-Backed Bonds, Series 2018A:
8,525 4.000%, 6/01/37 6/28 at 100.00 8,661,983
12,895 5.000%, 6/01/46 6/28 at 100.00 13,197,557
8,250 Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement
Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46
6/28 at 100.00 8,407,171
Total Consumer Staples 30,266,711
Education and Civic Organizations - 22.5% (13.6% of Total Investments)
1,000 Atlantic County Improvement Authority, New Jersey, General Obligation
Lease Revenue Bonds, Stockton University Atlantic City Campus Phase II,
Series 2021A, 4.000%, 7/01/53 - AGM Insured
7/31 at 100.00 940,421
1,760 Camden County Improvement Authority, New Jersey, Lease Revenue Bonds,
Rowan University School of Osteopathic Medicine Project, Refunding Series
2013A, 5.000%, 12/01/32
5/24 at 100.00 1,766,582
715 Camden County Improvement Authority, New Jersey, School Revenue Bonds,
KIPP: Cooper Norcross Academy 2022 Project, Social Series 2022, 6.000%,
6/15/62
12/30 at 100.00 769,887
Essex County Improvement Authority, New Jersey, General Obligation Lease
Revenue Bonds, Institute of Technology CHF-Newark, LLC-NJIT Student
Housing Project, Series 2021A:
2,600 4.000%, 8/01/51 - BAM Insured 8/31 at 100.00 2,557,561
1,000 4.000%, 8/01/56 - BAM Insured 8/31 at 100.00 981,268
1,000 Gloucester County Improvement Authority, New Jersey, Revenue Bonds,
Rowan University Fossil Park & Student Center Projects, Series 2021, 4.000%,
7/01/46 - BAM Insured
7/30 at 100.00 990,263
Gloucester County Improvement Authority, New Jersey, Revenue Bonds,
Rowan University Project, County Guaranteed Loan, Series 2024:
4,320 (d) 5.000%, 7/01/49 - BAM Insured, (UB) 1/32 at 100.00 4,658,297
4,000 (d) 5.000%, 7/01/54 - BAM Insured, (UB) 1/32 at 100.00 4,289,919
1,015 Gloucester County Improvement Authority, New Jersey, Revenue Bonds,
Rowan University Student Center Project, Series 2024, 4.000%, 2/27/25
12/24 at 100.00 1,020,097
1,000 New Jersey Economic Development Authority, Charter School Revenue
Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/50
1/28 at 100.00 987,410
175 New Jersey Economic Development Authority, Charter School Revenue
Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52,
144A
9/27 at 100.00 168,040
2,025 New Jersey Economic Development Authority, Revenue Bonds, The Seeing
Eye Inc., Refunding Series 2015, 5.000%, 3/01/25
No Opt. Call 2,058,079
New Jersey Economic Development Authority, Revenue Bonds, The Seeing
Eye Inc., Refunding Series 2017:
820 3.000%, 6/01/32 12/27 at 100.00 808,677
500 5.000%, 6/01/32 12/27 at 100.00 527,926
1,000 New Jersey Educational Facilities Authority, Revenue Bonds, Kean University,
Refunding Series 2015H, 4.000%, 7/01/39 - AGM Insured
7/25 at 100.00 1,000,359
New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State
University, Refunding Series 2015D:
2,395 5.000%, 7/01/31 7/25 at 100.00 2,451,322
1,600 5.000%, 7/01/33 7/25 at 100.00 1,636,818
1,000 5.000%, 7/01/34 7/25 at 100.00 1,022,284

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NXJ
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Education and Civic Organizations (continued)
$ 5,950 New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State
University, Series 2014A, 5.000%, 7/01/44
7/24 at 100.00 $ 5,961,152
5,280 New Jersey Educational Facilities Authority, Revenue Bonds, Princeton
University, Refunding Series 2021C, 5.000%, 3/01/30
No Opt. Call 6,051,412
12,000 New Jersey Educational Facilities Authority, Revenue Bonds, Princeton
University, Series 2024B, 4.000%, 3/01/53, (UB) , (WI/DD)
3/34 at 100.00 11,989,578
4,000 (d) New Jersey Educational Facilities Authority, Revenue Bonds, Princeton
University, Tender Option Bond Trust 2015-XF0149, 7.319%, 7/01/44, 144A,
(IF)
7/24 at 100.00 4,064,621
New Jersey Educational Facilities Authority, Revenue Bonds, Rider University,
Series   2017F:
330 3.750%, 7/01/37 7/27 at 100.00 255,859
3,830 4.000%, 7/01/42 7/27 at 100.00 2,806,229
3,885 5.000%, 7/01/47 7/27 at 100.00 3,042,178
1,200 New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall
University, Refunding Series 2015C, 5.000%, 7/01/35
7/25 at 100.00 1,223,206
775 New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall
University, Refunding Series 2017D, 3.500%, 7/01/44
7/27 at 100.00 650,749
New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall
University, Series 2013D:
685 5.000%, 7/01/38 4/24 at 100.00 685,470
1,935 5.000%, 7/01/43 4/24 at 100.00 1,936,063
1,980 New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall
University, Series 2016C, 3.000%, 7/01/46
7/26 at 100.00 1,474,950
860 New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute
of Technology Issue, Green Series 2020A, 4.000%, 7/01/50
7/30 at 100.00 793,163
New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute
of Technology, Series 2017A:
1,060 5.000%, 7/01/37 7/27 at 100.00 1,104,572
2,280 5.000%, 7/01/42 7/27 at 100.00 2,339,374
1,050 4.000%, 7/01/47 7/27 at 100.00 984,719
3,160 5.000%, 7/01/47 7/27 at 100.00 3,219,827
975 New Jersey Educational Facilities Authority, Revenue Bonds, The College of
Saint Elizabeth, Series 2016D, 5.000%, 7/01/46
7/26 at 100.00 889,329
4,560 New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson
University, Series 2015C, 5.000%, 7/01/40
7/25 at 100.00 4,620,679
New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson
University, Series 2017B:
2,000 5.000%, 7/01/42 - AGM Insured 7/27 at 100.00 2,079,492
2,295 5.000%, 7/01/47 - AGM Insured 7/27 at 100.00 2,370,365
410 New Jersey Higher Education Assistance Authority, Student Loan Revenue
Bonds, Tender Option Bond Trust 2015-XF0151, 4.473%, 12/01/27, (AMT),
144A, (IF)
12/23 at 100.00 394,578
1,165 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Senior Series 2021B, 2.500%, 12/01/40, (AMT)
12/29 at 100.00 1,072,832
11,925 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Senior Series 2022B, 4.000%, 12/01/41, (AMT)
12/30 at 100.00 11,671,909
New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Series 2018A:
760 3.750%, 12/01/30, (AMT) 6/28 at 100.00 758,098
775 4.000%, 12/01/32, (AMT) 6/28 at 100.00 773,320
605 4.000%, 12/01/33, (AMT) 6/28 at 100.00 601,945
645 4.000%, 12/01/35, (AMT) 6/28 at 100.00 642,207
1,375 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Series 2023B, 4.000%, 12/01/44, (AMT)
12/33 at 100.00 1,355,139
1,230 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Subordinate Series 2021C, 3.250%, 12/01/51,
(AMT)
12/29 at 100.00 937,814
2,500 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Refunding Subordinate Series 2022C, 5.000%, 12/01/52,
(AMT)
12/30 at 100.00 2,562,337

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Education and Civic Organizations (continued)
New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Senior Lien Series 2016-1A:
$ 1,530 3.500%, 12/01/32, (AMT) 12/25 at 100.00 $ 1,506,479
350 4.000%, 12/01/39, (AMT) 12/25 at 100.00 348,876
1,060 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Senior Series 2019B, 3.250%, 12/01/39, (AMT)
6/28 at 100.00 1,010,689
495 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Senior Series 2020B, 3.500%, 12/01/39, (AMT)
12/28 at 100.00 478,067
New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Series 2015-1A:
1,615 4.000%, 12/01/28, (AMT) 12/24 at 100.00 1,610,334
895 4.000%, 12/01/30, (AMT) 12/24 at 100.00 880,729
6,855 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47, (AMT)
12/26 at 100.00 6,753,835
4,795 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Subordinate Series 2019C, 3.625%, 12/01/49, (AMT)
6/28 at 100.00 3,955,589
1,000 New Jersey Higher Education Student Assistance Authority, Student Loan
Revenue Bonds, Subordinate Series 2020C, 4.250%, 12/01/50, (AMT)
12/28 at 100.00 929,418
2,315 New Jersey Institute of Technology, New Jersey, General Obligation Bonds,
Series 2015A, 5.000%, 7/01/45
7/25 at 100.00 2,338,147
1,000 Passaic County Improvement Authority, New Jersey, Charter School Revenue
Bonds, Paterson Arts & Science Charter School, Series 2023, 5.500%, 7/01/58
7/31 at 100.00 1,029,976
Total Education and Civic Organizations 128,790,515
Financials - 0.2% (0.1% of Total Investments)
1,120 New Jersey Economic Development Authority, Revenue Refunding Bonds,
Kapkowski Road Landfill Project, Series 2002, 6.500%, 4/01/28
No Opt. Call 1,123,506
Total Financials 1,123,506
Health Care - 15.7% (9.5% of Total Investments)
New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare
Health System Obligated Group Issue, Series 2021:
2,880 2.375%, 7/01/46 7/31 at 100.00 1,917,762
1,215 3.000%, 7/01/51 7/31 at 100.00 914,872
185 New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS
Hospital Corporation, Series 2008A, 5.000%, 7/01/27
4/24 at 100.00 185,151
2,175 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS
Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41
1/27 at 100.00 2,175,019
9,995 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44
7/24 at 100.00 10,020,211
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
700 5.000%, 7/01/28 7/27 at 100.00 749,567
4,140 5.000%, 7/01/57 7/27 at 100.00 4,226,741
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Hunterdon Medical Center, Refunding Series 2014A:
210 4.000%, 7/01/45 7/24 at 100.00 202,517
12,010 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42
7/27 at 100.00 12,367,308
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Princeton HealthCare System, Series 2016A:
830 5.000%, 7/01/32 7/26 at 100.00 867,877
1,055 5.000%, 7/01/33 7/26 at 100.00 1,102,116
1,370 5.000%, 7/01/34 7/26 at 100.00 1,429,546
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert
Wood Johnson University Hospital Issue, Series 2014A:
4,035 5.000%, 7/01/39 7/24 at 100.00 4,047,194
5,955 5.000%, 7/01/43 7/24 at 100.00 5,971,387
3,945 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
4/24 at 100.00 3,954,164
5,155 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ
Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
7/26 at 100.00 5,273,870

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NXJ
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Health Care (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ
Barnabas Health Obligated Group, Series 2021A:
$ 1,690 4.000%, 7/01/45 7/31 at 100.00 $ 1,668,367
1,000 3.000%, 7/01/51 7/31 at 100.00 755,543
1,960 4.000%, 7/01/51 7/31 at 100.00 1,922,697
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint
Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600 3.000%, 7/01/32 7/26 at 100.00 1,447,906
1,135 4.000%, 7/01/34 7/26 at 100.00 1,114,459
1,600 5.000%, 7/01/35 7/26 at 100.00 1,634,029
3,700 5.000%, 7/01/36 7/26 at 100.00 3,767,940
2,095 5.000%, 7/01/41 7/26 at 100.00 2,111,483
6,645 4.000%, 7/01/48 7/26 at 100.00 5,997,295
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
University Hospital Issue, Refunding Series 2015A:
4,005 4.125%, 7/01/38 - AGM Insured 7/25 at 100.00 4,009,279
3,915 5.000%, 7/01/46 - AGM Insured 7/25 at 100.00 3,939,095
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley
Health System Obligated Group, Series 2019:
1,740 4.000%, 7/01/44 7/29 at 100.00 1,708,264
5,350 3.000%, 7/01/49 7/29 at 100.00 4,186,630
Total Health Care 89,668,289
Housing/Multifamily - 4.9% (3.0% of Total Investments)
New Jersey Economic Development Authority, Revenue Bonds, Provident
Group - Kean Properties LLC - Kean University Student Housing Project, Series
2017A:
450 5.000%, 7/01/47 1/27 at 100.00 423,410
1,400 5.000%, 1/01/50 1/27 at 100.00 1,302,146
1,900 New Jersey Economic Development Authority, Revenue Bonds, Provident
Group - Rowan Properties LLC - Rowan University Student Housing Project,
Series 2015A, 5.000%, 1/01/48
1/25 at 100.00 1,796,228
6,575 New Jersey Economic Development Authority, Revenue Bonds, West
Campus Housing LLC - New Jersey City University Student Housing Project,
Series 2015, 5.000%, 7/01/47
7/25 at 100.00 5,680,708
1,730 New Jersey Housing & Mortgage Finance Agency, 5.250%, 12/20/65 3/34 at 100.00 1,805,062
3,391 New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit
Revenue Bonds, Cherry Garden Apartments Project, Series 2021B, 2.375%,
1/01/39
No Opt. Call 2,639,883
4,320 New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue
Bonds, Series 2015A, 4.000%, 11/01/45
11/24 at 100.00 4,147,216
New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue
Bonds, Series 2017D:
1,125 3.900%, 11/01/32, (AMT) 5/26 at 100.00 1,112,545
1,750 4.250%, 11/01/37, (AMT) 5/26 at 100.00 1,725,700
New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue
Bonds, Series 2020A:
1,150 2.300%, 11/01/40 11/29 at 100.00 870,217
500 2.450%, 11/01/45 11/29 at 100.00 341,824
1,000 2.550%, 11/01/50 11/29 at 100.00 670,963
1,000 2.625%, 11/01/56 11/29 at 100.00 654,707
New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue
Bonds, Series 2021A:
1,500 2.250%, 11/01/36 11/30 at 100.00 1,224,998
1,270 2.650%, 11/01/46 11/30 at 100.00 906,554
1,445 2.700%, 11/01/51 11/30 at 100.00 1,006,472
1,310 2.750%, 11/01/56 11/30 at 100.00 884,847
750 New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue
Bonds, Series 2023C, 5.000%, 11/01/38, (AMT)
5/32 at 100.00 788,822
Total Housing/Multifamily 27,982,302

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Housing/Single Family - 10.9% (6.6% of Total Investments)
New Jersey Housing and Mortgage Finance Agency, Single Family Housing
Revenue Bonds, Series 2018A:
$ 5,280 3.600%, 4/01/33 10/27 at 100.00 $ 5,237,188
3,275 3.750%, 10/01/35 10/27 at 100.00 3,269,751
2,840 New Jersey Housing and Mortgage Finance Agency, Single Family Housing
Revenue Bonds, Series 2018B, 3.800%, 10/01/32, (AMT)
10/27 at 100.00 2,738,357
New Jersey Housing and Mortgage Finance Agency, Single Family Housing
Revenue Bonds, Series 2019C:
4,585 3.500%, 10/01/34 4/28 at 100.00 4,544,939
4,835 (d) 3.850%, 10/01/39, (UB) 4/28 at 100.00 4,728,932
3,295 (d) 3.950%, 10/01/44, (UB) 4/28 at 100.00 3,197,522
New Jersey Housing and Mortgage Finance Agency, Single Family Housing
Revenue Bonds, Series 2020E:
4,810 2.050%, 10/01/35 4/29 at 100.00 4,026,958
6,235 2.250%, 10/01/40 4/29 at 100.00 4,683,820
3,210 2.400%, 10/01/45 4/29 at 100.00 2,269,685
New Jersey Housing and Mortgage Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2021H:
5,995 1.900%, 10/01/36 4/30 at 100.00 4,636,552
4,625 2.150%, 10/01/41 4/30 at 100.00 3,316,679
8,070 2.400%, 4/01/52 4/30 at 100.00 5,553,188
New Jersey Housing and Mortgage Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2022I:
4,040 4.500%, 10/01/42 4/31 at 100.00 4,088,445
3,095 4.600%, 10/01/46 4/31 at 100.00 3,117,388
New Jersey Housing and Mortgage Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2023J:
1,000 (d) 4.150%, 10/01/38, (UB) 4/32 at 100.00 1,001,325
2,300 (d) 4.500%, 10/01/43, (UB) 4/32 at 100.00 2,320,102
3,850 (d) 4.700%, 10/01/48, (UB) 4/32 at 100.00 3,913,376
Total Housing/Single Family 62,644,207
Long-Term Care - 0.7% (0.4% of Total Investments)
1,110 New Jersey Economic Development Authority, Fixed Rate Revenue Bonds,
Lions Gate Project, Series 2014, 5.250%, 1/01/44
4/24 at 100.00 1,043,507
2,755 (c) New Jersey Economic Development Authority, Revenue Bonds, White Horse
HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40, 144A
1/28 at 102.00 1,912,147
1,430 (c) New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38,
144A
10/26 at 102.00 1,059,433
Total Long-Term Care 4,015,087
Tax Obligation/General - 15.9% (9.7% of Total Investments)
1,780 Bridgewater & Raritan School District, Somerset County, New Jersey, General
Obligation Bonds, Series 2024, 4.000%, 7/15/45
1/33 at 100.00 1,804,906
440 Cumberland County Improvement Authority, New Jersey, County General
Obligation Revenue Bonds, Technical High School Project, Series 2018,
3.125%, 1/15/32 - BAM Insured
1/28 at 100.00 440,080
2,920 Cumberland County Improvement Authority, New Jersey, Guaranteed Lease
Revenue Bonds, County Correctional Facility Project, Series 2018, 4.000%,
10/01/43 - BAM Insured
10/28 at 100.00 2,921,146
Cumberland County, New Jersey, General Obligation Bonds, Series 2021:
1,470 2.000%, 5/15/30 5/28 at 100.00 1,333,870
1,475 2.000%, 5/15/31 5/28 at 100.00 1,313,792
7,200 Essex County Improvement Authority, New Jersey, Lease Revenue Bonds,
Essex County Family Court Building House Projects, County Guaranteed
Series 2023, 5.000%, 7/03/24
No Opt. Call 7,239,236
680 Hamilton Township, Mercer County Board of Education, New Jersey, General
Obligation Bonds, Series 2017, 3.250%, 12/15/38
12/27 at 100.00 634,520
Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340 3.125%, 3/01/31 - BAM Insured 3/28 at 100.00 1,335,659
1,110 3.250%, 3/01/32 - BAM Insured 3/28 at 100.00 1,111,368
1,255 3.500%, 3/01/36 - BAM Insured 3/28 at 100.00 1,259,734

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NXJ
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/General (continued)
$ 1,040 Hudson County Improvement Authority, New Jersey, County Guaranteed
Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond
Project, Series 2018, 5.000%, 8/01/42
8/25 at 100.00 $ 1,059,664
1,750 Hudson County Improvement Authority, New Jersey, County Guaranteed
Pooled Notes, Series 2023B-1, 5.000%, 7/24/24
No Opt. Call 1,761,017
Hudson County Improvement Authority, New Jersey, County Secured Lease
Revenue Bonds, Hudson County Courthouse Project, Series 2020:
2,000 4.000%, 10/01/46 10/30 at 100.00 2,003,504
2,420 4.000%, 10/01/51 10/30 at 100.00 2,383,504
Hudson County Improvement Authority, New Jersey, County Secured Lease
Revenue Bonds, Hudson County Vocational Technical Schools Project, Series
2016:
4,235 5.000%, 5/01/46 5/26 at 100.00 4,337,546
9,775 5.250%, 5/01/51 5/26 at 100.00 10,075,181
Jersey City Board of Education, Hudson County, New Jersey, General
Obligation Bonds, School Energy Savings Refunding Series 2023:
650 4.000%, 8/15/40 - AGM Insured 8/33 at 100.00 673,095
500 4.000%, 8/15/41 - AGM Insured 8/33 at 100.00 515,052
880 4.125%, 8/15/42 - AGM Insured 8/33 at 100.00 910,967
2,000 Jersey City, New Jersey, Bond Anticipation Notes Series 2023C, 5.000%,
10/24/24
No Opt. Call 2,021,510
5,000 Jersey City, New Jersey, General Obligation Bonds, General Improvement
Series 2022A, 3.000%, 2/15/37
2/29 at 100.00 4,807,293
Jersey City, New Jersey, General Obligation Bonds, Refunding General
Improvement Series 2017A:
1,000 5.000%, 11/01/29 11/27 at 100.00 1,075,309
515 5.000%, 11/01/31 11/27 at 100.00 551,953
440 5.000%, 11/01/33 11/27 at 100.00 471,484
Monmouth County Improvement Authority, New Jersey, Governmental
Pooled Loan Revenue Bonds, Series 2021A:
1,410 3.000%, 3/01/32 3/31 at 100.00 1,406,330
1,000 3.000%, 3/01/36 3/31 at 100.00 971,644
760 Montclair Township, Essex County, New Jersey, General Obligation Bonds,
Refunding Parking Utility Series 2014A, 5.000%, 1/01/37
4/24 at 100.00 760,588
2,110 New Brunswick, New Jersey, General Obligation Bonds, Cultural Center
Project, Series 2017, 4.000%, 9/15/44 - AGM Insured
9/27 at 100.00 2,098,632
New Jersey State, General Obligation Bonds, Covid-19 Emergency Series
2020A:
5,230 4.000%, 6/01/31 No Opt. Call 5,685,422
3,705 3.000%, 6/01/32 No Opt. Call 3,649,298
3,115 New Jersey State, General Obligation Bonds, Various Purpose Series 2020,
2.250%, 6/01/35
12/27 at 100.00 2,640,432
Newark Board of Education, Essex County, New Jersey, General Obligation
Bonds, School Energy Savings Series 2021:
750 3.000%, 7/15/38 - BAM Insured 7/31 at 100.00 650,137
755 3.000%, 7/15/39 - BAM Insured 7/31 at 100.00 642,773
1,000 3.000%, 7/15/40 - BAM Insured 7/31 at 100.00 837,128
2,400 Newark, Essex County, New Jersey, Mass Transit Access Tax Revenue Bonds,
Mulberry Pedestrian Bridge Redevelopment Project, Series 2022, 6.000%,
11/15/62 - AGM Insured
11/32 at 100.00 2,763,806
Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
2,937 4.000%, 7/01/33 7/31 at 103.00 2,885,252
2,032 4.000%, 7/01/35 7/31 at 103.00 1,972,373
1,000 Sayreville School District, Middlesex County, New Jersey, General Obligation
Bonds, School Series 2022, 4.000%, 1/15/41 - BAM Insured
1/32 at 100.00 1,019,218
South Orange Village Township, New Jersey, General Obligation Bonds,
Refunding Series 2020:
400 4.000%, 1/15/25 No Opt. Call 402,614
500 4.000%, 1/15/26 No Opt. Call 509,002
1,196 South Orange Village Township, New Jersey, General Obligation Bonds,
Series 2023, 5.000%, 6/28/24
No Opt. Call 1,201,959

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/General (continued)
$ 4,885 Union County Utilities Authority, New Jersey, Resource Recovery Facility
Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B,
5.250%, 12/01/31, (AMT)
4/24 at 100.00 $ 4,890,390
2,515 Union County Utilities Authority, New Jersey, Solid Waste System County
Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41
4/24 at 100.00 2,516,428
1,515 Washington Township Board of Education, Mercer County, New Jersey,
General Obligation Bonds, Series 2005, 5.250%, 1/01/27 - AGM Insured
No Opt. Call 1,608,808
Total Tax Obligation/General 91,153,624
Tax Obligation/Limited - 47.1% (28.5% of Total Investments)
2,365 Bergen County Improvement Authority, New Jersey, County Guaranteed
Revenue Bonds, Bergen New Bridge Medical Center Project, Series 2022,
5.000%, 8/01/47
8/32 at 100.00 2,627,879
3,775 Bergen County Improvement Authority, New Jersey, Guaranteed Lease
Revenue Bonds, County Administration Complex Project, Series 2005,
5.000%, 11/15/26
No Opt. Call 4,003,204
1,000 Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds,
Boro Ridgefield Project, County Guaranteed Series 2020, 4.000%, 10/15/42
10/30 at 100.00 1,026,020
7,500 Burlington County Bridge Commission, New Jersey, Governmental Leasing
Program Revenue Bonds, Series 2023C, 4.500%, 8/07/24
No Opt. Call 7,534,693
3,000 Garden State Preservation Trust, New Jersey, Open Space and Farmland
Preservation Bonds, Series 2003B, 0.000%, 11/01/25 - AGM Insured
No Opt. Call 2,839,120
845 Garden State Preservation Trust, New Jersey, Open Space and Farmland
Preservation Bonds, Series 2005A, 5.750%, 11/01/28 - AGM Insured
No Opt. Call 897,330
Middlesex County Improvement Authority, New Jersey, General Obligation
Lease Revenue Bonds, New Jersey Health + Life Science Exchange - H-1
Project Series 2023A:
1,965 5.000%, 8/15/49 8/33 at 100.00 2,173,882
8,000 (d) 4.000%, 8/15/53, (UB) 8/33 at 100.00 7,791,406
6,025 5.000%, 8/15/53 8/33 at 100.00 6,581,703
7,785 (d) 5.000%, 8/15/53, (UB) 8/33 at 100.00 8,504,326
5,445 New Jersey Economic Development Authority, Lease Revenue Bonds, State
House Project, Series 2017B, 4.500%, 6/15/40
12/28 at 100.00 5,579,366
New Jersey Economic Development Authority, New Jersey, Transit
Transportation Project Revenue Bonds, Portal North Bridge Project Series
2022A:
2,400 5.250%, 11/01/47 11/32 at 100.00 2,627,663
1,685 5.000%, 11/01/52 11/32 at 100.00 1,794,871
5,575 New Jersey Economic Development Authority, Revenue Bonds, Motor
Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%, 7/01/30
7/27 at 100.00 5,489,219
6,000 New Jersey Economic Development Authority, Revenue Bonds, New Jersey
Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%,
11/01/25
No Opt. Call 6,181,229
6,385 New Jersey Economic Development Authority, School Facilities Construction
Bonds, Series 2014UU, 5.000%, 6/15/27
6/24 at 100.00 6,407,885
New Jersey Economic Development Authority, School Facilities Construction
Bonds, Social Series 2021QQQ:
1,300 5.000%, 6/15/31 12/30 at 100.00 1,476,995
1,000 5.000%, 6/15/32 12/30 at 100.00 1,134,370
New Jersey Educational Facilities Authority, Revenue Bonds, Higher
Education Capital Improvement Fund Series 2023A:
6,495 (d) 4.625%, 9/01/48, (UB) 3/33 at 100.00 6,723,689
590 5.250%, 9/01/53 3/33 at 100.00 649,214
New Jersey Transportation Trust Fund Authority, Federal Highway
Reimbursement Revenue Notes, Series 2016A-1:
1,140 5.000%, 6/15/29 6/26 at 100.00 1,189,218
655 5.000%, 6/15/30 6/26 at 100.00 682,775
2,000 New Jersey Transportation Trust Fund Authority, Federal Highway
Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/31
6/26 at 100.00 2,081,962
New Jersey Transportation Trust Fund Authority, Transportation Program
Bonds, Series 2022BB:
1,250 3.000%, 6/15/50 12/31 at 100.00 957,355
1,500 4.000%, 6/15/50 12/31 at 100.00 1,442,490

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NXJ
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/Limited (continued)
New Jersey Transportation Trust Fund Authority, Transportation Program
Bonds, Series 2022CC:
$ 3,750 5.000%, 6/15/42 12/32 at 100.00 $ 4,138,482
1,250 5.000%, 6/15/48 12/32 at 100.00 1,344,145
1,610 5.500%, 6/15/50 12/32 at 100.00 1,785,582
1,000 New Jersey Transportation Trust Fund Authority, Transportation Program
Bonds, Series 2023AA, 4.250%, 6/15/44
6/33 at 100.00 1,013,661
32,965 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30
No Opt. Call 26,518,394
New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Refunding Series 2006C:
37,600 0.000%, 12/15/32 - AGM Insured No Opt. Call 28,519,126
39,090 0.000%, 12/15/33 - AGM Insured No Opt. Call 28,619,298
5,160 0.000%, 12/15/34 - AGM Insured No Opt. Call 3,616,832
7,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2010D, 5.000%, 12/15/24
No Opt. Call 7,089,165
New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2018A:
1,150 5.000%, 12/15/35 12/28 at 100.00 1,242,502
440 5.000%, 12/15/36 12/28 at 100.00 473,440
4,950 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019A, 4.000%, 12/15/39
12/29 at 100.00 5,022,136
5,370 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019AA, 5.000%, 6/15/46
12/28 at 100.00 5,582,458
New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019BB:
750 4.000%, 6/15/44 12/28 at 100.00 742,650
6,845 3.500%, 6/15/46 12/28 at 100.00 6,038,445
2,900 4.000%, 6/15/50 12/28 at 100.00 2,788,814
New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2020AA:
4,425 5.000%, 6/15/45 12/30 at 100.00 4,718,106
3,435 3.000%, 6/15/50 12/30 at 100.00 2,630,812
1,175 4.000%, 6/15/50 12/30 at 100.00 1,129,951
Newark Parking Authority, Essex County, New Jersey, Lease Revenue Bonds,
Parking Facility/Office Project Series 2023:
600 5.250%, 2/01/43 - AGM Insured 2/33 at 100.00 645,499
1,250 5.500%, 2/01/51 - AGM Insured 2/33 at 100.00 1,340,137
3,860 Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds,
Preakness Healthcare Center Expansion Project, Refunding Series 2015,
3.750%, 5/01/36
5/25 at 100.00 3,876,566
3,755 Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds,
Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35
4/24 at 100.00 3,755,921
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured 2018A-1:
839 4.750%, 7/01/53 7/28 at 100.00 839,480
2,568 5.000%, 7/01/58 7/28 at 100.00 2,587,255
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2:
2,874 4.329%, 7/01/40 7/28 at 100.00 2,860,861
1,000 4.784%, 7/01/58 7/28 at 100.00 997,502
Union County Improvement Authority, New Jersey, General Obligation Lease
Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A:
1,420 5.500%, 5/01/28 No Opt. Call 1,577,939
1,425 5.500%, 5/01/29 No Opt. Call 1,620,303
1,000 5.500%, 5/01/30 No Opt. Call 1,162,090
1,830 5.500%, 5/01/31 No Opt. Call 2,169,507
1,915 5.500%, 5/01/32 No Opt. Call 2,313,307
1,990 5.500%, 5/01/33 No Opt. Call 2,445,406
2,075 5.500%, 5/01/34 No Opt. Call 2,596,133

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/Limited (continued)
$ 15,055 Union County Improvement Authority, New Jersey, Lease Revenue Bonds,
Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A,
5.000%, 3/01/34
No Opt. Call $ 17,117,521
210 (d) Union County Improvement Authority, New Jersey, Lease Revenue Bonds,
Plainfield - Park Madison Redevelopment Project, Tender Option Trust 2016-
XG0057, 18.795%, 3/01/34, 144A, (IF)
No Opt. Call 325,079
Total Tax Obligation/Limited 269,642,369
Transportation - 28.6% (17.3% of Total Investments)
Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds,
Refunding Series 2024B:
1,000 5.000%, 1/01/42 1/34 at 100.00 1,121,929
1,000 5.000%, 1/01/43 1/34 at 100.00 1,117,098
Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds,
Series 2014A:
1,285 5.000%, 1/01/34 5/24 at 100.00 1,288,037
5,410 4.125%, 1/01/39 5/24 at 100.00 5,415,421
7,800 5.000%, 1/01/44 5/24 at 100.00 7,818,438
1,950 Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds,
Series 2019, 4.000%, 1/01/44
1/29 at 100.00 1,931,843
665 Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds,
Series 2024A, 5.000%, 1/01/49
1/34 at 100.00 725,156
Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania,
Bridge System Revenue Bonds, Refunding Series 2015:
1,000 4.000%, 7/01/34 - BAM Insured 7/25 at 100.00 1,005,981
2,820 4.000%, 7/01/35 - BAM Insured 7/25 at 100.00 2,837,496
Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania,
Bridge System Revenue Bonds, Refunding Series 2019B:
2,005 5.000%, 7/01/28 No Opt. Call 2,185,337
1,520 5.000%, 7/01/29 No Opt. Call 1,679,098
Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania,
Bridge System Revenue Bonds, Series 2017:
2,820 5.000%, 7/01/42 7/27 at 100.00 2,952,174
10,210 5.000%, 7/01/47 7/27 at 100.00 10,559,255
Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania,
Bridge System Revenue Bonds, Series 2019A:
1,050 5.000%, 7/01/28 No Opt. Call 1,144,441
1,350 5.000%, 7/01/29 No Opt. Call 1,491,304
1,015 5.000%, 7/01/30 7/29 at 100.00 1,133,990
10,035 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue
Bonds,  Series 2013, 5.000%, 1/01/40
4/24 at 100.00 10,047,399
2,325 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds,
Series 2018A, 5.000%, 1/01/37
1/29 at 100.00 2,531,991
New Jersey Economic Development Authority, Private Activity Bonds, The
Goethals Bridge Replacement Project, Series 2013:
6,355 5.375%, 1/01/43, (AMT) 4/24 at 100.00 6,372,407
7,815 5.625%, 1/01/52, (AMT) 4/24 at 100.00 7,823,823
2,800 New Jersey Economic Development Authority, Special Facilities Revenue
Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29, (AMT)
4/24 at 100.50 2,806,448
2,250 New Jersey Economic Development Authority, Special Facilities Revenue
Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30,
(AMT)
4/24 at 101.00 2,273,225
New Jersey Economic Development Authority, Special Facility Revenue
Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
5,215 5.000%, 10/01/37, (AMT) 10/27 at 100.00 5,376,439
8,910 5.000%, 10/01/47, (AMT) 10/27 at 100.00 9,023,009
6,570 New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E,
5.000%, 1/01/45
1/25 at 100.00 6,647,749
3,065 New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,
1/01/29 - AGM Insured
No Opt. Call 3,439,534
New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A:
1,000 4.000%, 1/01/42 1/31 at 100.00 1,020,994
2,740 4.000%, 1/01/51 1/31 at 100.00 2,723,945

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NXJ
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Transportation (continued)
New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022A:
$ 1,250 4.000%, 1/01/42 7/32 at 100.00 $ 1,281,202
2,500 4.000%, 1/01/43 7/32 at 100.00 2,549,204
7,500 (d) New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B,
5.250%, 1/01/52, (UB)
1/33 at 100.00 8,381,978
2,750 Passaic County Improvement Authority, New Jersey, Revenue Bonds,
Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 - AGM Insured
4/24 at 100.00 2,754,275
3,080 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43, (AMT)
4/24 at 100.00 2,986,059
Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Eighteen Series 2019:
8,000 4.000%, 11/01/41, (AMT) 11/29 at 100.00 7,850,745
4,000 4.000%, 11/01/47, (AMT) 11/29 at 100.00 3,800,005
Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Fouteen Series 2019:
4,500 4.000%, 9/01/38, (AMT) 9/29 at 100.00 4,469,860
2,500 4.000%, 9/01/39, (AMT) 9/29 at 100.00 2,464,147
1,265 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Thirty-Eighth Series 2023, 5.000%, 7/15/38, (AMT)
7/33 at 100.00 1,393,995
2,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Thirty-Four Series 2022, 5.500%, 8/01/52, (AMT)
8/32 at 100.00 2,179,524
Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Thirty-Six Series 2022:
6,000 (d) 5.000%, 1/15/47, (AMT), (UB) 1/33 at 100.00 6,365,619
4,660 (d) 5.000%, 1/15/52, (AMT), (UB) 1/33 at 100.00 4,887,509
3,000 South Jersey Transportation Authority, New Jersey, Transportation System
Revenue Bonds, Refunding Series 2014A, 5.000%, 11/01/39
11/24 at 100.00 3,010,937
1,385 South Jersey Transportation Authority, New Jersey, Transportation System
Revenue Bonds, Series 2020A, 5.000%, 11/01/45
11/30 at 100.00 1,443,345
South Jersey Transportation Authority, New Jersey, Transportation System
Revenue Bonds, Series 2022A:
2,240 4.625%, 11/01/47 11/32 at 100.00 2,282,322
1,000 5.250%, 11/01/52 - BAM Insured 11/32 at 100.00 1,078,501
Total Transportation 163,673,188
U.S. Guaranteed - 5.4% (3.3% of Total Investments) (e)
2,225 Cumberland County Improvement Authority, New Jersey, County General
Obligation Revenue Bonds, Technical High School Project, Series 2014,
5.000%, 9/01/39, (Pre-refunded 9/01/24) - AGM Insured
9/24 at 100.00 2,244,880
1,410 New Jersey Economic Development Authority, Revenue Bonds, United
Methodist Homes of New Jersey Obligated Group Issue, Refunding Series
2014A, 5.000%, 7/01/29, (Pre-refunded 7/01/24)
7/24 at 100.00 1,415,298
New Jersey Economic Development Authority, School Facilities Construction
Bonds, Series 2015WW:
660 5.250%, 6/15/40, (Pre-refunded 6/15/25) 6/25 at 100.00 678,664
11,455 5.250%, 6/15/40, (Pre-refunded 6/15/25) 6/25 at 100.00 11,778,934
5,020 New Jersey Economic Development Authority, School Facilities Construction
Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26, (Pre-
refunded 6/15/24)
6/24 at 100.00 5,038,700
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Hunterdon Medical Center, Refunding Series 2014A:
2,055 5.000%, 7/01/45, (Pre-refunded 7/01/24) 7/24 at 100.00 2,065,731
3,390 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Kennedy Health System Obligated Group Issue, Refunding Series 2012,
3.750%, 7/01/27, (ETM)
No Opt. Call 3,421,909
2,000 New Jersey Turnpike Authority, Revenue Bonds, Series 2014A, 5.000%,
1/01/31, (Pre-refunded 7/01/24)
7/24 at 100.00 2,011,096
Sparta Township Board of Education, Sussex County, New Jersey, General
Obligation Bonds, Refunding Series 2015:
1,000 5.000%, 2/15/34, (Pre-refunded 2/15/25) 2/25 at 100.00 1,018,027
1,395 5.000%, 2/15/35, (Pre-refunded 2/15/25) 2/25 at 100.00 1,420,148
Total U.S. Guaranteed 31,093,387

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utilities - 5.6% (3.4% of Total Investments)
New Jersey Economic Development Authority, Energy Facilities Revenue
Bonds, UMM Energy Partners, LLC Project, Series 2012A:
$ 1,000 4.750%, 6/15/32, (AMT) 4/24 at 100.00 $ 1,000,372
1,225 5.125%, 6/15/43, (AMT) 4/24 at 100.00 1,225,224
1,950 New Jersey Economic Development Authority, Natural Gas Facilities Revenue
Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A,
2.750%, 8/01/39
8/24 at 100.00 1,644,422
1,495 New Jersey Economic Development Authority, Natural Gas Facilities Revenue
Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011C,
3.000%, 8/01/41, (AMT)
8/24 at 100.00 1,241,179
2,355 New Jersey Economic Development Authority, Water Facilities Revenue
Bonds, Middlesex Water Company, Series 2019, 4.000%, 8/01/59, (AMT)
8/29 at 100.00 2,080,760
5,220 New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green
Series 2021A-1, 3.000%, 9/01/34
9/30 at 100.00 5,146,504
2,700 Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue
Bonds, Refunding Series 2018, 5.000%, 3/01/37
No Opt. Call 3,135,920
Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds,
Series 2023:
945 4.000%, 12/01/48 - AGM Insured 12/32 at 100.00 947,709
1,365 4.000%, 12/01/53 - AGM Insured 12/32 at 100.00 1,339,287
1,500 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding
Senior Lien Series 2020A, 5.000%, 7/01/35, 144A
7/30 at 100.00 1,550,803
1,000 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding
Senior Lien Series 2021B, 4.000%, 7/01/42, 144A
7/31 at 100.00 920,368
13,000 Salem County Pollution Control Financing Authority, New Jersey, Revenue
Bonds, Atlantic City Electric Company Project, Refunding Series 2020,
2.250%, 6/01/29
No Opt. Call 12,018,972
Total Utilities 32,251,520
Total Municipal Bonds
(cost $941,247,059) 935,193,131
Total Long-Term Investments
(cost $941,247,059) 935,193,131
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
SHORT-TERM INVESTMENTS -  1.8% (1.1% of Total Investments)
X 10,000,000
MUNICIPAL BONDS - 1.8%  (1.1% of Total Investments) X 10,000,000
Health Care - 1 .4% ( 0 .9 % of Total Investments)
$ 8,000 (f) New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua
Health, Series 2009E, 2.400%, 7/01/43, (Mandatory Put 3/07/24)
2/24 at 100.00 $ 8,000,000
Total Health Care 8,000,000
Tax Obligation/General - 0 .4% ( 0 .2 % of Total Investments)
2,000 (f) Mercer County, New Jersey, General Obligation Bonds, Tender Option Bond
Floater Series 2023-005, 3.600%, 4/04/24, (Mandatory Put 2/29/24), 144A
No Opt. Call 2,000,000
Total Tax Obligation/General 2,000,000
Total Municipal Bonds
(cost $10,000,000) 10,000,000
Total Short-Term Investments
(cost $10,000,000) 10,000,000
Total Investments
(cost $951,247,059) - 165.1% 945,193,131
Floating Rate Obligations - (10.4)%   (59,720,000)
VRDP Shares, Net - (54.6)% (g) (312,741,810)
Other Assets & Liabilities, Net - (0.1)% (112,054)
Net Assets Applicable to Common Shares - 100% $ 572,619,267

Nuveen New Jersey Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NXJ
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(c) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f) Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment.
The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(g) VRDP Shares, Net as a percentage of Total Investments is 33.1%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
IF Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the
Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD When-issued or delayed delivery security.
See Notes to Financial Statements

Nuveen New York Quality Municipal Income
Fund
Portfolio of Investments February 29, 2024
NAN
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
LONG-TERM INVESTMENTS - 159.7% (100.0% of Total Investments)
X 621,984,348
MUNICIPAL BONDS - 159.7%  (100.0% of Total Investments) X 621,984,348
Consumer Staples - 6.0% (3.8% of Total Investments)
Erie County Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2005A:
$ 12,500 5.000%, 6/01/38 4/24 at 100.00 $ 12,348,649
3,210 5.000%, 6/01/45 4/24 at 100.00 3,119,732
175 New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-
Through Bonds, Series 2016A-1, 5.625%, 6/01/35
No Opt. Call 179,875
1,145 New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-
Through Bonds, Series Series 2016A-1, 5.750%, 6/01/43
No Opt. Call 1,179,989
7,155 TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%,
6/01/48
6/27 at 100.00 6,474,565
Total Consumer Staples 23,302,810
Education and Civic Organizations - 16.9% (10.6% of Total Investments)
2,965 Buffalo and Erie County Industrial Land Development Corporation, New York,
Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%,
12/01/40
4/24 at 100.00 2,629,050
Build New York City Resource Corporation, New York, Revenue Bonds,
Classical Charter Schools Series 2023A:
340 4.500%, 6/15/43 6/31 at 100.00 338,413
550 4.750%, 6/15/58 6/31 at 100.00 535,893
Build New York City Resource Corporation, New York, Revenue Bonds, KIPP
New York City Public School Facilities, Canal West Project, Series 2022:
400 5.250%, 7/01/52 7/32 at 100.00 414,981
1,000 5.250%, 7/01/57 7/32 at 100.00 1,032,949
200 5.250%, 7/01/62 7/32 at 100.00 205,897
Build New York City Resource Corporation, New York, Revenue Bonds,
Metropolitan College of New York, Series 2014:
1,405 5.250%, 11/01/34 11/24 at 100.00 843,000
1,300 5.000%, 11/01/39 11/24 at 100.00 780,000
1,000 Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein
College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A
12/30 at 100.00 1,064,361
1,000 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020A-1, 5.250%, 6/01/40, 144A
12/30 at 100.00 960,835
Build NYC Resource Corporation, New York, Revenue Bonds, Richmond
Preparatory Charter School Project, Social Impact Project Series 2021A:
290 5.000%, 6/01/41, 144A 6/29 at 100.00 285,045
1,000 5.000%, 6/01/51, 144A 6/29 at 100.00 940,479
1,670 Dormitory Authority of the State of New York, General Revenue Bonds,
American Musical and Dramatic Academy Inc., Series 2023A, 7.250%,
7/01/53, 144A
7/33 at 100.00 1,737,407
4,030 Dormitory Authority of the State of New York, General Revenue Bonds,
Yeshiva University, Series 2022A, 5.000%, 7/15/50
7/32 at 100.00 4,019,902
2,000 Dormitory Authority of the State of New York, Housing Revenue Bonds,
Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 - FGIC Insured
No Opt. Call 2,085,026
1,565 Dormitory Authority of the State of New York, Revenue Bonds, Fordham
University, Series 2020, 4.000%, 7/01/46
7/29 at 100.00 1,522,862
5,090 Dormitory Authority of the State of New York, Revenue Bonds, Icahn School
of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
7/25 at 100.00 5,134,578
Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2015A:
1,820 5.000%, 7/01/40 7/25 at 100.00 1,842,733
Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2016A:
1,055 5.000%, 7/01/35 7/26 at 100.00 1,102,462
5,765 5.000%, 7/01/36 7/26 at 100.00 6,012,465
5,500 4.000%, 7/01/43 7/26 at 100.00 5,434,287

Nuveen New York Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NAN
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Education and Civic Organizations (continued)
$ 2,625 Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller
University, Series 2020A, 5.000%, 7/01/53
7/30 at 100.00 $ 2,798,195
3,140 Dormitory Authority of the State of New York, Revenue Bonds, Vaughn
College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
12/26 at 100.00 3,128,334
2,705 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series
2016C, 5.625%, 1/01/55
1/34 at 100.00 2,459,493
Hempstead Town Local Development Corporation, New York, Revenue
Bonds, Adelphi University Project, Series 2013:
1,005 5.000%, 9/01/38 4/24 at 100.00 1,005,763
265 5.000%, 9/01/43 4/24 at 100.00 265,136
2,880 Monroe County Industrial Development Corporation, New York, Revenue
Bonds,  University of Rochester Project, Series 2023A, 5.000%, 7/01/53
7/33 at 100.00 3,138,429
890 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30
4/24 at 100.00 891,925
3,030 New Rochelle Corporation, New York, Local Development Revenue Bonds,
Iona College Project, Series 2015A, 5.000%, 7/01/40
7/25 at 100.00 3,044,872
2,000 New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding
Series 2021A, 3.000%, 1/01/39 - AGM Insured
1/31 at 100.00 1,748,164
New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
5,000 4.000%, 3/01/45 9/30 at 100.00 4,790,293
2,055 4.000%, 3/01/45 - AGM Insured 9/30 at 100.00 2,013,375
1,515 Onondaga Civic Development Corporation, New York, Revenue Bonds, Le
Moyne College Project, Series 2015, 5.000%, 7/01/40
7/25 at 100.00 1,524,954
Total Education and Civic Organizations 65,731,558
Financials - 3.6% (2.2% of Total Investments)
4,725 Liberty Development Corporation, New York, Goldman Sachs Headquarter
Revenue Bonds, Series 2005, 5.250%, 10/01/35
No Opt. Call 5,614,600
6,885 Liberty Development Corporation, New York, Goldman Sachs Headquarters
Revenue Bonds Series 2007, 5.500%, 10/01/37
No Opt. Call 8,327,186
Total Financials 13,941,786
Health Care - 20.7% (13.0% of Total Investments)
Dormitory Authority of the State of New York, General Revenue Bonds,
Northwell Health Obligated Group, Series 2022A:
11,020 4.250%, 5/01/52 5/32 at 100.00 10,816,256
4,745 5.000%, 5/01/52 5/32 at 100.00 5,040,231
5,000 Dormitory Authority of the State of New York, Revenue Bonds, Memorial
Sloan Kettering Cancer Center Series 2022-1A, 4.000%, 7/01/51
7/32 at 100.00 4,841,004
Dormitory Authority of the State of New York, Revenue Bonds, Montefiore
Obligated Group, Series 2018A:
2,420 5.000%, 8/01/30 8/28 at 100.00 2,521,530
4,275 5.000%, 8/01/33 8/28 at 100.00 4,449,681
3,060 5.000%, 8/01/34 8/28 at 100.00 3,182,396
3,700 Dormitory Authority of the State of New York, Revenue Bonds, North Shore
Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43
5/25 at 100.00 3,724,884
Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone
Hospitals Obligated Group, Series 2020A:
9,150 4.000%, 7/01/50 7/30 at 100.00 8,896,241
3,820 4.000%, 7/01/53 7/30 at 100.00 3,703,147
2,000 Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/40,
144A
6/25 at 100.00 1,942,688
Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2017:
800 5.000%, 12/01/24, 144A No Opt. Call 800,615
5,900 5.000%, 12/01/35, 144A 6/27 at 100.00 5,489,199

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Health Care (continued)
Dutchess County Local Development Corporation, New York, Revenue Bonds,
Health Quest Systems, Inc. Project, Series 2016B:
$ 870 4.000%, 7/01/41 7/26 at 100.00 $ 835,616
8,300 5.000%, 7/01/46 7/26 at 100.00 8,342,843
635 Livingston County Industrial Development Agency, New York, Civic Facility
Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30
4/24 at 100.00 636,100
2,410 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46
12/26 at 100.00 2,439,362
3,470 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Rochester Regional Health Project, Series 2020A, 4.000%, 12/01/46
12/30 at 100.00 3,123,789
9,795 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Refunding
Series 2016, 5.000%, 11/01/46
11/25 at 100.00 9,548,319
240 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Series 2023,
6.250%, 11/01/52
11/33 at 100.00 275,629
Total Health Care 80,609,530
Housing/Single Family - 0.1% (0.1% of Total Investments)
515 Guam Housing Corporation, Mortgage-Backed Securities Program Single
Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31, (AMT)
No Opt. Call 517,652
Total Housing/Single Family 517,652
Industrials - 2.0% (1.2% of Total Investments)
5,125 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44,
144A
11/24 at 100.00 5,126,361
2,500 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%, 11/15/40,
144A
11/24 at 100.00 2,508,700
40 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2,
3.500%, 9/15/52
3/30 at 100.00 31,596
Total Industrials 7,666,657
Long-Term Care - 0.3% (0.2% of Total Investments)
1,045 Dormitory Authority of the State of New York, Non-State Supported Debt,
Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%,
11/01/31
4/24 at 100.00 1,031,003
340 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40
1/26 at 103.00 298,269
Total Long-Term Care 1,329,272
Materials - 0.5% (0.3% of Total Investments)
1,935 Build New York City Resource Corporation, New York, Solid Waste Disposal
Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35,
(AMT), 144A
1/25 at 100.00 1,946,529
Total Materials 1,946,529
Tax Obligation/General - 6.4% (4.0% of Total Investments)
3,000 Nassau County, New York, General Obligation Bonds, General Improvement
Bonds Series 2019B, 5.000%, 4/01/44 - AGM Insured
4/30 at 100.00 3,249,941
5,000 Nassau County, New York, General Obligation Bonds, General Improvement
Series 2018A, 5.000%, 4/01/43 - AGM Insured
4/28 at 100.00 5,265,020
4,390 New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1,
5.000%, 3/01/40
3/28 at 100.00 4,657,044
2,200 New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1,
5.000%, 4/01/38
4/28 at 100.00 2,349,517
3,110 New York City, New York, General Obligation Bonds, Fiscal 2021 Series C,
5.000%, 8/01/43
8/30 at 100.00 3,359,665
4,210 New York City, New York, General Obligation Bonds, Fiscal 2023 Series B-1,
5.250%, 10/01/47
10/32 at 100.00 4,656,319

Nuveen New York Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NAN
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/General (continued)
$ 1,506 Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%,
7/01/41
7/31 at 103.00 $ 1,398,824
Total Tax Obligation/General 24,936,330
Tax Obligation/Limited - 47.8% (29.9% of Total Investments)
10,000 Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability
Series 2019A, 5.000%, 11/01/49
11/29 at 100.00 10,679,463
1,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31
3/25 at 100.00 1,017,342
7,710 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A,
4.000%, 3/15/44
9/30 at 100.00 7,689,443
5,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2019A. Bidding Group 1,2,3,4,
4.000%, 3/15/49
3/29 at 100.00 4,845,764
1,135 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/38
2/30 at 100.00 1,167,972
1,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2021A, 5.000%, 3/15/49
3/31 at 100.00 1,071,586
5,000 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2017A, 5.000%, 3/15/44
3/27 at 100.00 5,173,527
3,990 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2018A, 5.000%, 3/15/40
3/28 at 100.00 4,231,320
Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225 5.000%, 11/15/26 11/25 at 100.00 3,294,196
2,355 5.000%, 11/15/39 11/25 at 100.00 2,381,066
1,000 Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green
Fiscal 2022 Series A, 4.000%, 2/15/36
2/32 at 100.00 1,062,751
3,750 Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second
Indenture Fiscal 2017 Series A, 5.000%, 2/15/39
2/27 at 100.00 3,926,201
7,265 Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
Series 2022A, 4.000%, 11/15/42
5/32 at 100.00 7,372,349
890 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/35
1/26 at 100.00 917,170
4,170 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
4/24 at 100.00 4,174,770
5,000 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/34
2/25 at 100.00 5,073,365
2,000 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43
2/27 at 100.00 2,075,134
845 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2022 Subseries C-1, 4.000%, 2/01/42
2/32 at 100.00 848,131
New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Series 2024C:
11,225 (c) 5.250%, 5/01/50, (UB) 11/33 at 100.00 12,437,263
10,000 (c) 5.000%, 5/01/53, (UB) 11/33 at 100.00 10,798,191
5,000 5.500%, 5/01/53 11/33 at 100.00 5,640,521
14,830 (c) 5.500%, 5/01/53, (UB) 11/33 at 100.00 16,729,785
3,730 New York State Thruway Authority, State Personal Income Tax Revenue Bonds,
Bidding Group 1 Series 2022A, 5.000%, 3/15/45
9/32 at 100.00 4,120,530
2,500 New York State Urban Development Corporation, State Personal Income Tax
Revenue Bonds, General Purpose Group 1, Series 2019A, 4.000%, 3/15/48
9/28 at 100.00 2,430,057
New York State Urban Development Corporation, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2020C:
4,135 5.000%, 3/15/47 9/30 at 100.00 4,426,964
3,000 4.000%, 3/15/49 9/30 at 100.00 2,934,766
7,700 New York State Urban Development Corporation, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2022A, 5.000%, 3/15/48
9/32 at 100.00 8,353,369
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured 2018A-1:
11,014 0.000%, 7/01/51 7/28 at 30.01 2,660,812
24,475 5.000%, 7/01/58 7/28 at 100.00 24,658,513

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/Limited (continued)
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2:
$ 32 4.536%, 7/01/53 7/28 at 100.00 $ 30,999
1,000 4.784%, 7/01/58 7/28 at 100.00 997,502
Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds,
Carousel Center Project, Refunding Series 2016A:
2,000 5.000%, 1/01/29, (AMT) 1/26 at 100.00 1,511,969
1,000 5.000%, 1/01/35, (AMT) 1/26 at 100.00 757,191
5,000 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2021B-1, 5.000%, 5/15/56
5/28 at 100.00 5,192,152
3,800 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2022 A, 4.000%, 5/15/51
5/32 at 100.00 3,675,040
1,000 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51
5/31 at 100.00 1,072,043
Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior
Lien Bonds, Series 2022C:
1,065 4.125%, 5/15/52 5/32 at 100.00 1,045,701
1,785 5.250%, 5/15/52 5/32 at 100.00 1,964,393
7,080 Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds,
MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2024A-1,
5.250%, 5/15/59
5/34 at 100.00 7,805,419
Total Tax Obligation/Limited 186,244,730
Transportation - 46.1% (28.9% of Total Investments)
5,425 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Green Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46
5/26 at 100.00 5,509,450
1,110 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
5/30 at 100.00 1,161,862
5,000 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Refunding Green Series 2016B, 5.000%, 11/15/37
11/26 at 100.00 5,190,818
5,000 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2015C-1, 5.250%, 11/15/29
11/25 at 100.00 5,155,479
11,920 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2016C-1, 5.250%, 11/15/56
11/26 at 100.00 12,268,124
New York City Industrial Development Agency, New York, Civic Facility
Revenue Bonds, Bronx Parking Development Company, LLC Project, Series
2007:
200 (d) 5.750%, 10/01/37 4/24 at 100.00 140,000
5,500 (d) 2.350%, 10/01/46 4/24 at 100.00 3,850,000
New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series
1WTC-2021:
1,465 3.000%, 2/15/42 - AGM Insured 2/30 at 100.00 1,272,661
5,495 4.000%, 2/15/43 - BAM Insured 2/30 at 100.00 5,525,863
New York State Thruway Authority, General Revenue Bonds, Series 2020N:
5,000 4.000%, 1/01/42 1/30 at 100.00 5,002,191
3,000 4.000%, 1/01/43 1/30 at 100.00 2,985,927
New York State Thruway Authority, General Revenue Junior Indebtedness
Obligations, Series 2016A:
1,350 5.000%, 1/01/46 1/26 at 100.00 1,372,228
2,190 5.250%, 1/01/56 1/26 at 100.00 2,239,466
3,825 New York State Thruway Authority, General Revenue Junior Indebtedness
Obligations, Series 2019B, 4.000%, 1/01/50
1/30 at 100.00 3,686,170
New York Transportation Development Corporation, New York, Facility
Revenue Bonds, Thruway Service Areas Project, Series 2021:
4,200 4.000%, 10/31/41, (AMT) 10/31 at 100.00 3,875,264
1,060 4.000%, 10/31/46, (AMT) 10/31 at 100.00 938,257
6,750 4.000%, 4/30/53, (AMT) 10/31 at 100.00 5,724,027
New York Transportation Development Corporation, New York, Special
Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series
2016A:
1,000 5.000%, 7/01/46, (AMT) 7/24 at 100.00 994,634
13,895 5.250%, 1/01/50, (AMT) 7/24 at 100.00 13,898,828

Nuveen New York Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NAN
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Transportation (continued)
New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International
Airport Project, Refunding Series 2016:
$ 2,200 5.000%, 8/01/26, (AMT) 3/24 at 100.00 $ 2,200,561
9,730 5.000%, 8/01/31, (AMT) 3/24 at 100.00 9,730,466
400 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International
Airport Project, Series 2020, 5.375%, 8/01/36, (AMT)
8/30 at 100.00 417,962
New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport
Project, Green Series 2023:
1,340 6.000%, 6/30/54, (AMT) 6/31 at 100.00 1,475,969
6,850 5.375%, 6/30/60, (AMT) 6/31 at 100.00 7,191,651
140 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2020A, 4.000%, 12/01/40, (AMT)
12/30 at 100.00 134,067
1,250 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2020C, 5.000%, 12/01/34
12/30 at 100.00 1,358,382
5,825 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2022, 5.000%, 12/01/35, (AMT)
12/32 at 100.00 6,342,278
New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D
Redevelopment Project, Series 2018:
8,515 5.000%, 1/01/27, (AMT) No Opt. Call 8,758,367
2,000 5.000%, 1/01/31, (AMT) 1/28 at 100.00 2,067,801
2,745 5.000%, 1/01/36, (AMT) 1/28 at 100.00 2,826,599
3,100 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D
Redevelopment Project, Series 2023, 6.000%, 4/01/35, (AMT)
4/31 at 100.00 3,500,976
5,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Ninety-Eighth Series 2016, 5.250%, 11/15/56
11/26 at 100.00 5,144,625
2,330 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Eleventh Series 2018, 4.000%, 9/01/43
9/28 at 100.00 2,336,029
Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Fifth Series 2017:
1,175 5.000%, 11/15/42 11/27 at 100.00 1,236,337
3,975 5.000%, 11/15/47 11/27 at 100.00 4,150,435
4,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Forty Second Series 2023, 5.000%, 12/01/53, (AMT)
12/33 at 100.00 4,202,753
5,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Twentieth Series 2019, 4.000%, 11/01/59, (AMT)
11/29 at 100.00 4,587,007
2,810 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Twenty-One Series 2020, 4.000%, 7/15/55, (AMT)
7/30 at 100.00 2,608,456
5,340 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
5/27 at 100.00 5,537,450
3,500 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42
5/27 at 100.00 3,657,158
10,200 Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds,
MTA Bridges & Tunnels, Series 2020A, 4.000%, 11/15/54
11/30 at 100.00 9,622,803
10,000 Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds,
MTA Bridges & Tunnels, Series 2022A, 4.000%, 11/15/52
11/32 at 100.00 9,526,864
Total Transportation 179,406,245
U.S. Guaranteed - 0.0% (0.0% of Total Investments) (e)
Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2015A:
135 5.000%, 7/01/45, (Pre-refunded 7/01/25) 7/25 at 100.00 138,385
Total U.S. Guaranteed 138,385

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utilities - 9.3% (5.8% of Total Investments)
$ 2,945 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Green Series 2023E, 5.000%, 9/01/53
9/33 at 100.00 $ 3,240,409
1,460 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2014A, 5.000%, 9/01/44
9/24 at 100.00 1,466,865
1,310 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2016B, 5.000%, 9/01/46
9/26 at 100.00 1,348,900
90 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2017, 5.000%, 9/01/42
9/27 at 100.00 94,215
5,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series
DD, 5.000%, 6/15/35
6/24 at 100.00 5,019,207
2,500 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series
EE, 4.000%, 6/15/42
6/30 at 100.00 2,522,521
4,080 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects-Second Resolution Bonds, Subordinated
SRF Series 2017A, 5.000%, 6/15/46
6/27 at 100.00 4,287,325
7,500 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects-Second Resolution Bonds, Subordinated
SRF Series 2017E, 5.000%, 6/15/47
6/27 at 100.00 7,869,176
2,270 New York State Power Authority, Green Transmission Project Revenue Bonds,
Green Series 2023A, 5.000%, 11/15/48 - AGM Insured
11/33 at 100.00 2,526,348
1,920 Niagara Area Development Corporation, New York, Solid Waste Disposal
Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A,
4.750%, 11/01/42, (AMT), 144A
4/24 at 100.00 1,668,163
1,940 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding
Senior Lien Series 2020A, 5.000%, 7/01/47, 144A
7/30 at 100.00 1,958,713
2,750 Utility Debt Securitization Authority, New York, Restructuring Bonds, Series
2016B, 5.000%, 12/15/33
6/26 at 100.00 2,873,066
1,250 Utility Debt Securitization Authority, New York, Restructuring Bonds, Series
2017, 5.000%, 12/15/38
12/27 at 100.00 1,337,956
Total Utilities 36,212,864
Total Municipal Bonds
(cost $609,706,403) 621,984,348
Total Long-Term Investments
(cost $609,706,403) 621,984,348
Floating Rate Obligations - (7.4)%   (28,840,000)
AMTP Shares, Net - (32.6)% (f) (126,953,788)
VRDP Shares, Net - (22.7)% (g) (88,272,961)
Other Assets & Liabilities, Net - 3.0% 11,524,759
Net Assets Applicable to Common Shares - 100% $ 389,442,358
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(c) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f) AMTP Shares, Net as a percentage of Total Investments is 20.4%.
(g) VRDP Shares, Net as a percentage of Total Investments is 14.2%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See Notes to Financial Statements

Nuveen New York AMT-Free Quality Municipal
Income Fund
Portfolio of Investments February 29, 2024
NRK
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
LONG-TERM INVESTMENTS - 160.8% (100.0% of Total Investments)
X
1,708,078,409
MUNICIPAL BONDS - 160.8%  (100.0% of Total Investments) X 1,708,078,409
Consumer Staples - 7.4% (4.6% of Total Investments)
Erie County Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2005A:
$ 27,580 5.000%, 6/01/38 4/24 at 100.00 $ 27,246,059
9,555 5.000%, 6/01/45 4/24 at 100.00 9,286,305
10,000 Erie County Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A
4/24 at 19.36 1,232,245
4,680 New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-
Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and
2016A-2B, 5.000%, 6/01/45
6/26 at 100.00 4,525,072
39,715 TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%,
6/01/48
6/27 at 100.00 35,938,135
Total Consumer Staples 78,227,816
Education and Civic Organizations - 27.9% (17.4% of Total Investments)
6,620 Brooklyn Arena Local Development Corporation, New York, Payment in Lieu
of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A,
5.000%, 7/15/42
1/27 at 100.00 6,702,328
Brooklyn Arena Local Development Corporation, New York, Payment in Lieu
of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995 0.000%, 7/15/45 No Opt. Call 3,613,070
29,145 0.010%, 7/15/47 No Opt. Call 9,383,676
Build New York City Resource Corporation, New York, Revenue Bonds,
Classical Charter Schools Series 2023A:
970 4.500%, 6/15/43 6/31 at 100.00 965,471
850 4.750%, 6/15/53 6/31 at 100.00 836,057
500 4.750%, 6/15/58 6/31 at 100.00 487,175
725 Build New York City Resource Corporation, New York, Revenue Bonds, Global
Community Charter School Project, Series 2022A, 5.000%, 6/15/52
6/32 at 100.00 714,150
Build New York City Resource Corporation, New York, Revenue Bonds, KIPP
New York City Public School Facilities, Canal West Project, Series 2022:
5,000 5.250%, 7/01/57 7/32 at 100.00 5,164,746
5,325 5.250%, 7/01/62 7/32 at 100.00 5,482,010
Build New York City Resource Corporation, New York, Revenue Bonds,
Metropolitan College of New York, Series 2014:
1,100 5.250%, 11/01/29 11/24 at 100.00 660,000
5,705 5.250%, 11/01/34 11/24 at 100.00 3,423,000
1,500 5.000%, 11/01/39 11/24 at 100.00 900,000
7,510 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020A-1, 5.500%, 6/01/55, 144A
12/30 at 100.00 6,768,149
Build NYC Resource Corporation, New York, Revenue Bonds, Richmond
Preparatory Charter School Project, Social Impact Project Series 2021A:
500 5.000%, 6/01/41, 144A 6/29 at 100.00 491,458
2,085 5.000%, 6/01/51, 144A 6/29 at 100.00 1,960,898
750 5.000%, 6/01/56, 144A 6/29 at 100.00 695,738
3,655 Dobbs Ferry Local Development Corporation, New York, Revenue Bonds,
Mercy College Project, Series 2014, 5.000%, 7/01/44
7/24 at 100.00 3,660,786
4,750 Dormitory Authority of the State of New York, General Revenue Bonds,
American Musical and Dramatic Academy Inc., Series 2023A, 7.250%,
7/01/53, 144A
7/33 at 100.00 4,941,728
Dormitory Authority of the State of New York, General Revenue Bonds,
Yeshiva University, Series 2022A:
5,055 5.000%, 7/15/42 7/32 at 100.00 5,151,055
8,655 5.000%, 7/15/50 7/32 at 100.00 8,633,312
4,265 Dormitory Authority of the State of New York, Housing Revenue Bonds,
Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 - FGIC Insured
No Opt. Call 4,541,330

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Education and Civic Organizations (continued)
$ 2,100 Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount
Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 - NPFG Insured
No Opt. Call $ 2,108,212
9,000 Dormitory Authority of the State of New York, Revenue Bonds, Fordham
University, Series 2020, 4.000%, 7/01/46
7/29 at 100.00 8,757,671
Dormitory Authority of the State of New York, Revenue Bonds, Icahn School
of Medicine at Mount Sinai, Refunding Series 2015A:
4,825 5.000%, 7/01/40 7/25 at 100.00 4,867,258
8,145 5.000%, 7/01/45 7/25 at 100.00 8,201,496
Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2015A:
2,500 5.000%, 7/01/45 7/25 at 100.00 2,523,112
1,395 5.000%, 7/01/50 7/25 at 100.00 1,404,603
5,820 Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2016A, 5.000%, 7/01/41
1/27 at 100.00 5,947,459
4,000 Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2022A, 4.000%, 7/01/47
7/32 at 100.00 3,806,354
Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2001-1:
1,500 5.500%, 7/01/24 - AMBAC Insured No Opt. Call 1,511,555
4,000 5.500%, 7/01/40 - AMBAC Insured No Opt. Call 4,818,491
20,130 Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2015A, 5.000%, 7/01/45
7/25 at 100.00 20,423,053
Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2016A:
10,850 5.000%, 7/01/32 7/26 at 100.00 11,353,056
2,605 4.000%, 7/01/43 7/26 at 100.00 2,573,876
5,000 Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2019A, 5.000%, 7/01/37
7/29 at 100.00 5,526,382
4,125 Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller
University, Green Series 2019B, 5.000%, 7/01/50
7/29 at 100.00 4,364,075
1,375 Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller
University, Series 2020A, 5.000%, 7/01/53
7/30 at 100.00 1,465,721
13,165 Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller
University, Series 2022A, 4.000%, 7/01/42
7/32 at 100.00 13,322,761
8,925 Dormitory Authority of the State of New York, Revenue Bonds, Vaughn
College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
12/26 at 100.00 8,891,841
11,470 Dutchess County Local Development Corporation, New York, Revenue
Bonds, Marist College Project, Series 2022, 4.000%, 7/01/49
7/32 at 100.00 10,826,554
7,695 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series
2016C, 5.625%, 1/01/55
1/34 at 100.00 6,996,599
1,500 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Current Interest Series
2016A, 5.000%, 1/01/56
1/27 at 100.00 1,349,531
Hempstead Town Local Development Corporation, New York, Revenue
Bonds, Adelphi University Project, Series 2013:
1,785 5.000%, 9/01/38 4/24 at 100.00 1,786,356
1,785 5.000%, 9/01/43 4/24 at 100.00 1,785,913
5,750 Monroe County Industrial Development Corporation, New York, Revenue
Bonds,  University of Rochester Project, Series 2023A, 5.000%, 7/01/53
7/33 at 100.00 6,265,961
1,400 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39
6/24 at 100.00 1,405,509
8,315 MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing
Agreement Payable by the Metropolitan Transportation Authority, Series
2016A, 5.000%, 11/15/51
3/24 at 100.00 8,314,559
1,220 New Rochelle Corporation, New York, Local Development Revenue Bonds,
Iona College Project, Series 2015A, 5.000%, 7/01/40
7/25 at 100.00 1,225,988
14,335 New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding
Series 2021A, 3.000%, 1/01/46 - AGM Insured
1/31 at 100.00 11,405,852

Nuveen New York AMT-Free Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NRK
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Education and Civic Organizations (continued)
New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
$ 7,645 4.000%, 3/01/45 - AGM Insured 9/30 at 100.00 $ 7,490,145
15,950 4.000%, 3/01/45 9/30 at 100.00 15,281,035
11,140 3.000%, 3/01/49 - AGM Insured 9/30 at 100.00 8,621,589
Onondaga County Trust For Cultural Resources, New York, Revenue Bonds,
Syracuse University Project, Series 2019:
10,000 5.000%, 12/01/43 12/29 at 100.00 10,796,949
15,805 4.000%, 12/01/47 12/29 at 100.00 15,723,571
350 Yonkers Economic Development Corporation, New York, Educational
Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational
Excellence Project, Series 2019A, 5.000%, 10/15/39
10/29 at 100.00 353,391
Total Education and Civic Organizations 296,672,615
Financials - 1.7% (1.1% of Total Investments)
1,615 Liberty Development Corporation, New York, Goldman Sachs Headquarter
Revenue Bonds, Series 2005, 5.250%, 10/01/35
No Opt. Call 1,919,064
13,835 Liberty Development Corporation, New York, Goldman Sachs Headquarters
Revenue Bonds Series 2007, 5.500%, 10/01/37
No Opt. Call 16,732,989
Total Financials 18,652,053
Health Care - 21.9% (13.6% of Total Investments)
Dormitory Authority of the State of New York, General Revenue Bonds,
Northwell Health Obligated Group, Series 2022A:
23,690 4.000%, 5/01/45 5/32 at 100.00 22,794,561
29,975 4.250%, 5/01/52 5/32 at 100.00 29,420,804
3,000 5.000%, 5/01/52 5/32 at 100.00 3,186,658
25,000 Dormitory Authority of the State of New York, Revenue Bonds, Memorial
Sloan Kettering Cancer Center Series 2022-1A, 4.000%, 7/01/51
7/32 at 100.00 24,205,020
3,000 Dormitory Authority of the State of New York, Revenue Bonds, Memorial
Sloan Kettering Cancer Center, Series 2017-1, 4.000%, 7/01/47
7/27 at 100.00 2,935,267
6,750 Dormitory Authority of the State of New York, Revenue Bonds, Montefiore
Obligated Group, Series 2018A, 5.000%, 8/01/34
8/28 at 100.00 7,019,991
Dormitory Authority of the State of New York, Revenue Bonds, Montefiore
Obligated Group, Series 2020A:
3,250 5.000%, 9/01/33 3/30 at 100.00 3,329,319
2,450 4.000%, 9/01/45 3/30 at 100.00 2,236,424
Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone
Hospitals Obligated Group, Series 2020A:
14,365 4.000%, 7/01/50 7/30 at 100.00 13,966,613
21,830 4.000%, 7/01/53 7/30 at 100.00 21,162,222
Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2015:
1,000 5.000%, 12/01/30, 144A 6/25 at 100.00 1,001,056
1,200 5.000%, 12/01/34, 144A 6/25 at 100.00 1,201,166
3,500 5.000%, 12/01/40, 144A 6/25 at 100.00 3,399,704
7,900 5.000%, 12/01/45, 144A 6/25 at 100.00 7,444,362
Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2017:
1,300 5.000%, 12/01/25, 144A No Opt. Call 1,298,529
1,000 5.000%, 12/01/27, 144A 6/27 at 100.00 990,679
1,900 5.000%, 12/01/29, 144A 6/27 at 100.00 1,862,224
2,600 5.000%, 12/01/30, 144A 6/27 at 100.00 2,533,803
3,500 5.000%, 12/01/34, 144A 6/27 at 100.00 3,304,348
590 5.000%, 12/01/36, 144A 6/27 at 100.00 538,204
Dutchess County Local Development Corporation, New York, Revenue Bonds,
Health Quest Systems, Inc. Project, Series 2016B:
15,405 4.000%, 7/01/41 7/26 at 100.00 14,796,161
16,640 5.000%, 7/01/46 7/26 at 100.00 16,725,892
3,975 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42
4/24 at 100.00 3,975,924

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Health Care (continued)
$ 11,725 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46
12/26 at 100.00 $ 11,867,853
31,065 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Refunding
Series 2016, 5.000%, 11/01/46
11/25 at 100.00 30,282,647
665 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Series 2023,
6.250%, 11/01/52
11/33 at 100.00 763,721
Total Health Care 232,243,152
Industrials - 3.1% (1.9% of Total Investments)
31,530 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44,
144A
11/24 at 100.00 31,538,371
New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2:
2,000 3.250%, 9/15/52 3/30 at 100.00 1,535,726
120 3.500%, 9/15/52 3/30 at 100.00 94,788
Total Industrials 33,168,885
Long-Term Care - 0.1% (0.0% of Total Investments)
1,000 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40
1/26 at 103.00 877,260
Total Long-Term Care 877,260
Tax Obligation/General - 7.6% (4.8% of Total Investments)
10,000 Nassau County, New York, General Obligation Bonds, General Improvement
Series 2018B, 5.000%, 7/01/45 - AGM Insured
7/28 at 100.00 10,526,840
3,905 Nassau County, New York, General Obligation Bonds, General Improvement
Series 2021A, 4.000%, 4/01/51 - AGM Insured
4/31 at 100.00 3,772,432
5,335 Nassau County, New York, General Obligation Bonds, General Improvment
Series 2016C, 5.000%, 4/01/34
4/26 at 100.00 5,546,978
5 New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1,
5.000%, 3/01/29
4/24 at 100.00 5,005
7,665 New York City, New York, General Obligation Bonds, Fiscal 2015 Series A,
5.000%, 8/01/33
8/24 at 100.00 7,703,183
7,560 New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1,
5.250%, 10/01/32
10/27 at 100.00 8,161,322
4,525 New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1,
5.000%, 3/01/40
3/28 at 100.00 4,800,256
6,830 New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1,
5.000%, 4/01/40
4/28 at 100.00 7,253,410
New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1:
1,500 5.000%, 8/01/43 8/29 at 100.00 1,607,950
5,890 4.000%, 8/01/44 8/29 at 100.00 5,890,738
6,500 New York City, New York, General Obligation Bonds, Fiscal 2021 Series C,
5.000%, 8/01/38
8/30 at 100.00 7,210,825
5,000 New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1,
5.000%, 3/01/44
3/31 at 100.00 5,407,831
6,425 New York City, New York, General Obligation Bonds, Fiscal 2024 Series C,
5.250%, 3/01/53
No Opt. Call 7,097,376
4,344 Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%,
7/01/41
7/31 at 103.00 4,034,854
Rochester, New York, General Obligation Bonds, Series 1999:
730 5.250%, 10/01/24 - NPFG Insured No Opt. Call 738,512
730 5.250%, 10/01/25 - NPFG Insured No Opt. Call 755,649
725 5.250%, 10/01/26 - NPFG Insured No Opt. Call 772,463
Total Tax Obligation/General 81,285,624

Nuveen New York AMT-Free Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NRK
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/Limited - 41.9% (26.0% of Total Investments)
$ 25,000 Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability
Series 2023A, 5.000%, 11/01/48
11/33 at 100.00 $ 27,952,625
105 Dormitory Authority of the State of New York, Revenue Bonds, School
Districts Financing Program, Series 2009A, 5.625%, 10/01/29 - AGC Insured
4/24 at 100.00 105,193
4,985 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/29
4/24 at 100.00 4,991,260
7,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/42
4/24 at 100.00 7,003,386
1,695 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/39
2/25 at 100.00 1,714,940
Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2015E:
2,500 5.000%, 3/15/30 9/25 at 100.00 2,568,608
13,805 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E, 4.000%,
3/15/48
3/32 at 100.00 13,479,225
10,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2019A. Bidding Group 1,2,3,4,
4.000%, 3/15/49
3/29 at 100.00 9,691,527
1,960 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2021A, 5.000%, 3/15/49
3/31 at 100.00 2,100,309
10,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, Series 2014A, 5.000%, 2/15/30
4/24 at 100.00 10,012,481
12,560 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2015B. Group A,B&C, 5.000%, 3/15/45
9/25 at 100.00 12,724,268
1,400 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2017A Group C, 5.000%, 3/15/41
3/27 at 100.00 1,454,307
17,510 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2018A, 5.000%, 3/15/40
3/28 at 100.00 18,569,028
10,000 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2018C, 4.000%, 3/15/45
3/28 at 100.00 9,934,061
Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045 5.000%, 11/15/27 11/25 at 100.00 5,158,440
6,490 5.000%, 11/15/39 11/25 at 100.00 6,561,832
Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green
Fiscal 2022 Series A:
1,080 4.000%, 2/15/36 2/32 at 100.00 1,147,771
6,500 4.000%, 2/15/39 2/32 at 100.00 6,719,558
Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second
Indenture Fiscal 2017 Series A:
1,115 5.000%, 2/15/34 2/27 at 100.00 1,182,117
3,500 5.000%, 2/15/36 2/27 at 100.00 3,698,598
5,285 5.000%, 2/15/39 2/27 at 100.00 5,533,326
19,290 5.000%, 2/15/45 2/27 at 100.00 20,002,538
8,000 Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
Climate Bond Certified, Green Series 2017B-1, 4.000%, 11/15/52
11/27 at 100.00 7,757,993
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
Series 2022A:
10,000 4.000%, 11/15/42 5/32 at 100.00 10,147,762
10,000 4.000%, 11/15/52 5/32 at 100.00 9,862,132
3,675 Monroe County Industrial Development Agency, New York, School Facility
Revenue Bonds, Rochester Schools Modernization Project, Series 2013,
5.000%, 5/01/28
4/24 at 100.00 3,679,081
5,000 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43
7/28 at 100.00 5,298,520
1,535 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal 2022 Subseries S-1A, 3.000%, 7/15/39
7/31 at 100.00 1,367,957
7,000 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40
7/25 at 100.00 7,105,594
New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal Series 2016S-1:
7,945 5.000%, 7/15/35 1/26 at 100.00 8,187,549
7,500 4.000%, 7/15/40 1/26 at 100.00 7,508,493

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/Limited (continued)
$ 13,530 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37
4/24 at 100.00 $ 13,545,477
5,400 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2016 Series B-1, 5.000%, 11/01/33
11/25 at 100.00 5,554,542
4,000 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40
5/26 at 100.00 4,126,474
8,100 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2017 Series B-1, 4.000%, 8/01/41
8/26 at 100.00 8,107,566
New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2017 Series E-1:
1,375 5.000%, 2/01/39 2/27 at 100.00 1,436,448
5,625 5.000%, 2/01/43 2/27 at 100.00 5,836,314
18,000 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Series 2024C, 5.250%, 5/01/48
11/33 at 100.00 20,085,457
New York City, New York, Educational Construction Fund Revenue Bonds,
Series 2021B:
10,000 5.000%, 4/01/46 4/31 at 100.00 10,799,927
3,960 5.000%, 4/01/52 4/31 at 100.00 4,228,886
10,000 (c) New York State Thruway Authority, State Personal Income Tax Revenue Bonds,
Climate Certified Green Series 2022C, 5.000%, 3/15/55, (UB)
9/32 at 100.00 10,750,378
7,500 New York State Urban Development Corporation, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2020C, 5.000%, 3/15/47
9/30 at 100.00 8,029,560
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured 2018A-1:
6,000 0.000%, 7/01/46 7/28 at 41.38 1,953,398
90,206 0.000%, 7/01/51 7/28 at 30.01 21,792,371
52,180 5.000%, 7/01/58 7/28 at 100.00 52,571,246
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2:
3,500 4.329%, 7/01/40 7/28 at 100.00 3,483,999
3,000 4.329%, 7/01/40 7/28 at 100.00 2,986,284
259 4.536%, 7/01/53 7/28 at 100.00 250,899
5,140 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Green Bonds, Series 2022D-2, 4.500%, 5/15/47
11/32 at 100.00 5,343,396
8,425 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2021B-1, 4.000%, 5/15/56
5/31 at 100.00 8,050,051
9,600 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51
5/31 at 100.00 10,291,608
Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior
Lien Bonds, Series 2022C:
1,325 4.125%, 5/15/52 5/32 at 100.00 1,300,989
10,000 5.250%, 5/15/52 5/32 at 100.00 11,005,003
Total Tax Obligation/Limited 444,750,752
Transportation - 21.6% (13.4% of Total Investments)
1,500 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Green Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57
5/27 at 100.00 1,538,654
Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Green Climate Bond Certified Series 2020C-1:
7,775 5.000%, 11/15/50 5/30 at 100.00 8,138,267
19,315 5.250%, 11/15/55 5/30 at 100.00 20,464,328
2,500 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Refunding Green Series 2016B, 5.000%, 11/15/37
11/26 at 100.00 2,595,409
5,000 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Refunding Series 2015D-1, 5.000%, 11/15/35
11/25 at 100.00 5,121,718
1,500 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Refunding Series 2015F, 5.000%, 11/15/35
11/25 at 100.00 1,536,516
2,500 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Refunding Series 2017D, 5.000%, 11/15/32
5/28 at 100.00 2,683,074
1,000 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2014B, 5.250%, 11/15/44
5/24 at 100.00 1,001,460
5,425 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2015A-1, 5.000%, 11/15/45
5/25 at 100.00 5,464,704

Nuveen New York AMT-Free Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NRK
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Transportation (continued)
$ 2,440 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2016C-1, 5.000%, 11/15/39
11/26 at 100.00 $ 2,520,406
New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series
1WTC-2021:
2,050 3.000%, 2/15/42 - AGM Insured 2/30 at 100.00 1,780,856
2,500 4.000%, 2/15/43 - BAM Insured 2/30 at 100.00 2,514,042
20,780 New York State Thruway Authority, General Revenue Bonds, Maturity Group 1
Series 2021O, 4.000%, 1/01/46
7/31 at 100.00 20,444,977
New York State Thruway Authority, General Revenue Bonds, Series 2020N:
2,280 4.000%, 1/01/43 1/30 at 100.00 2,269,304
5,720 4.000%, 1/01/45 1/30 at 100.00 5,634,279
New York State Thruway Authority, General Revenue Junior Indebtedness
Obligations, Series 2016A:
2,000 5.000%, 1/01/36 1/26 at 100.00 2,057,440
16,440 5.000%, 1/01/41 1/26 at 100.00 16,783,323
9,690 5.000%, 1/01/46 1/26 at 100.00 9,849,549
485 5.000%, 1/01/51 1/26 at 100.00 491,706
9,330 5.250%, 1/01/56 1/26 at 100.00 9,540,738
9,355 New York State Thruway Authority, General Revenue Junior Indebtedness
Obligations, Series 2019B, 4.000%, 1/01/50
1/30 at 100.00 9,015,456
New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2020C:
1,175 5.000%, 12/01/32 12/30 at 100.00 1,283,452
3,750 5.000%, 12/01/34 12/30 at 100.00 4,075,145
3,465 4.000%, 12/01/39 12/30 at 100.00 3,419,869
1,800 4.000%, 12/01/40 12/30 at 100.00 1,757,187
5,425 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39
9/24 at 100.00 5,455,509
10,780 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/45
5/25 at 100.00 10,908,832
1,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55
10/25 at 100.00 1,018,472
Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Eleventh Series 2018:
1,515 4.000%, 9/01/43 9/28 at 100.00 1,518,920
1,000 5.000%, 9/01/48 9/28 at 100.00 1,054,538
2,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Fifth Series 2017, 5.000%, 11/15/47
11/27 at 100.00 2,088,269
Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Forty Third Series 2023:
2,650 5.000%, 12/01/38 12/33 at 100.00 3,082,053
1,760 5.000%, 12/01/39 12/33 at 100.00 2,042,004
6,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Thirteenth Series 2019, 5.000%, 9/01/37
9/29 at 100.00 6,627,991
11,500 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
Bonds, MTA Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/38
5/27 at 100.00 12,120,735
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
Bonds, MTA Bridges & Tunnels, Series 2018A:
7,715 5.000%, 11/15/43 5/28 at 100.00 8,148,802
2,285 5.000%, 11/15/45 5/28 at 100.00 2,405,120
2,360 4.000%, 11/15/48 5/28 at 100.00 2,297,808
9,000 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
Bonds, MTA Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49
5/29 at 100.00 9,466,044
Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds,
MTA Bridges & Tunnels, Series 2021A:
16,000 4.000%, 11/15/56 5/31 at 100.00 15,014,187
3,610 5.000%, 11/15/56 5/31 at 100.00 3,855,768
Total Transportation 229,086,911

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
U.S. Guaranteed - 2.2% (1.4% of Total Investments) (d)
$ 1,250 Build New York City Resource Corporation, New York, Revenue Bonds, New
York Methodist Hospital Project, Refunding Series 2014, 5.000%, 7/01/27,
(Pre-refunded 7/01/24)
7/24 at 100.00 $ 1,256,365
Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro
College and University System, Series 2014A:
1,685 5.250%, 1/01/34, (Pre-refunded 7/01/24) 7/24 at 100.00 1,695,751
2,185 5.500%, 1/01/39, (Pre-refunded 7/01/24) 7/24 at 100.00 2,200,688
2,820 5.500%, 1/01/44, (Pre-refunded 7/01/24) 7/24 at 100.00 2,840,247
3,465 Dormitory Authority of the State of New York, Lease Revenue Bonds, State
University Dormitory Facilities, Series 2015A, 5.000%, 7/01/33, (Pre-refunded
7/01/25)
7/25 at 100.00 3,560,988
1,625 Dormitory Authority of the State of New York, Lease Revenue Bonds, State
University Dormitory Facilities, Series 2017A, 5.000%, 7/01/46, (Pre-refunded
7/01/27)
7/27 at 100.00 1,748,394
Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute,
Series 2015A:
800 5.000%, 7/01/39, (Pre-refunded 7/01/24) 7/24 at 100.00 804,073
1,500 5.000%, 7/01/44, (Pre-refunded 7/01/24) 7/24 at 100.00 1,507,638
Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2015E:
4,020 5.000%, 3/15/26, (Pre-refunded 9/15/25) 9/25 at 100.00 4,153,611
Western Nassau County Water Authority, New York, Water System Revenue
Bonds, Series 2015A:
1,325 5.000%, 4/01/40, (Pre-refunded 4/01/25) 4/25 at 100.00 1,353,871
1,950 5.000%, 4/01/45, (Pre-refunded 4/01/25) 4/25 at 100.00 1,992,489
Total U.S. Guaranteed 23,114,115
Utilities - 25.4% (15.8% of Total Investments)
4,825 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Green Series 2023E, 5.000%, 9/01/53
9/33 at 100.00 5,308,989
Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2000A:
8,000 0.000%, 6/01/24 - AGM Insured No Opt. Call 7,926,081
8,000 0.000%, 6/01/25 - AGM Insured No Opt. Call 7,642,214
20,000 0.000%, 6/01/26 - AGM Insured No Opt. Call 18,456,346
10,000 0.000%, 6/01/27 - AGM Insured No Opt. Call 8,919,935
15,000 0.000%, 6/01/28 - AGM Insured No Opt. Call 12,929,972
10,000 0.000%, 6/01/29 - AGM Insured No Opt. Call 8,320,891
2,590 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2014A, 5.000%, 9/01/44
9/24 at 100.00 2,602,179
520 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2016B, 5.000%, 9/01/46
9/26 at 100.00 535,441
1,000 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2017, 5.000%, 9/01/47
9/27 at 100.00 1,038,562
5,000 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2018, 5.000%, 9/01/38
9/28 at 100.00 5,364,791
4,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series
CC, 5.000%, 6/15/47
6/24 at 100.00 4,006,254
10,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series
DD, 5.000%, 6/15/35
6/24 at 100.00 10,038,415
3,965 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series
CC-1, 5.000%, 6/15/46
6/26 at 100.00 4,082,006
New York City Municipal Water Finance Authority, New York, Water and Sewer
System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD:
5,000 5.000%, 6/15/47 12/26 at 100.00 5,181,877
2,990 5.250%, 6/15/47 12/26 at 100.00 3,130,468
5,035 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series
CC-1, 5.000%, 6/15/48
6/27 at 100.00 5,223,412

Nuveen New York AMT-Free Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NRK
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utilities (continued)
New York City Municipal Water Finance Authority, New York, Water and Sewer
System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE:
$ 4,000 5.000%, 6/15/39 12/25 at 100.00 $ 4,109,368
21,815 5.000%, 6/15/40 12/27 at 100.00 23,202,707
1,225 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series
DD-3, 4.000%, 6/15/42
6/30 at 100.00 1,236,035
2,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series
EE, 4.000%, 6/15/42
6/30 at 100.00 2,018,017
3,085 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series
GG-1, 5.000%, 6/15/50
6/30 at 100.00 3,295,842
2,500 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series
AA-2, 4.000%, 6/15/42
12/30 at 100.00 2,524,101
2,925 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series
CC-1, 5.000%, 6/15/51
6/31 at 100.00 3,149,047
5,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series
AA-1, 4.000%, 6/15/51
6/31 at 100.00 4,889,545
1,705 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series
EE, 4.000%, 6/15/39
6/32 at 100.00 1,769,856
6,855 (c) New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series
AA-1, 5.250%, 6/15/52, (UB)
12/32 at 100.00 7,606,920
3,710 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects, Second Resolution Subordinated SRF
Series 2015A, 5.000%, 6/15/40
6/25 at 100.00 3,771,900
1,940 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects-Second Resolution Bonds, Series 2016A,
4.000%, 6/15/46
6/26 at 100.00 1,899,416
14,430 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects-Second Resolution Bonds, Subordinated
SRF Series 2017A, 5.000%, 6/15/46
6/27 at 100.00 15,163,259
22,340 New York State Environmental Facilities Corporation, State Revolving Funds
Revenue Bonds, 2010 Master Financing Program, Green Series 2014B,
5.000%, 5/15/44
5/24 at 100.00 22,365,077
4,365 New York State Environmental Facilities Corporation, State Revolving Funds
Revenue Bonds, 2010 Master Financing Program, Green Series 2015B,
5.000%, 9/15/40
3/25 at 100.00 4,421,682
5,000 New York State Environmental Facilities Corporation, State Revolving Funds
Revenue Bonds, 2010 Master Financing Program, Green Series 2019A,
5.000%, 2/15/49
8/29 at 100.00 5,320,778
3,000 New York State Environmental Facilities Corporation, State Revolving Funds
Revenue Bonds, Green Series 2022B, 5.250%, 9/15/52
9/32 at 100.00 3,328,177
New York State Power Authority, General Revenue Bonds, Series 2020A:
11,440 4.000%, 11/15/50 5/30 at 100.00 11,267,924
9,000 4.000%, 11/15/55 5/30 at 100.00 8,693,650
2,955 4.000%, 11/15/60 5/30 at 100.00 2,826,189
9,085 New York State Power Authority, Green Transmission Project Revenue Bonds,
Green Series 2023A, 5.000%, 11/15/53 - AGM Insured
11/33 at 100.00 10,009,017
3,190 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding
Senior Lien Series 2020A, 5.000%, 7/01/47, 144A
7/30 at 100.00 3,220,770
3,205 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding
Senior Lien Series 2021B, 5.000%, 7/01/37, 144A
7/31 at 100.00 3,301,781
260 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien
Series 2008A, 6.125%, 7/01/24
No Opt. Call 261,669

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utilities (continued)
Utility Debt Securitization Authority, New York, Restructuring Bonds,
Refunding Series 2015:
$ 810 5.000%, 12/15/33 12/25 at 100.00 $ 838,341
5,000 5.000%, 12/15/36 12/25 at 100.00 5,171,423
2,450 Utility Debt Securitization Authority, New York, Restructuring Bonds, Series
2016B, 5.000%, 12/15/34
6/26 at 100.00 2,558,537
1,000 Utility Debt Securitization Authority, New York, Restructuring Bonds, Series
2017, 5.000%, 12/15/38
12/27 at 100.00 1,070,365
Total Utilities 269,999,226
Total Municipal Bonds
(cost $1,656,728,481) 1,708,078,409
Total Long-Term Investments
(cost $1,656,728,481) 1,708,078,409
Floating Rate Obligations - (1.3)%   (13,480,000)
MFP Shares, Net - (7.5)% (e) (79,609,208)
VRDP Shares, Net - (54.8)% (f) (582,232,848)
Other Assets & Liabilities, Net - 2.8% 29,259,633
Net Assets Applicable to Common Shares - 100% $ 1,062,015,986
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(c) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e) MFP Shares, Net as a percentage of Total Investments is 4.7%.
(f) VRDP Shares, Net as a percentage of Total Investments is 34.1%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See Notes to Financial Statements

Nuveen New York Municipal Value Fund
Portfolio of Investments February 29, 2024
NNY
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
LONG-TERM INVESTMENTS - 96.4% (99.5% of Total Investments)
X 164,965,744
MUNICIPAL BONDS - 96.4%  (99.5% of Total Investments) X 164,965,744
Consumer Staples - 3.3% (3.4% of Total Investments)
$ 1,100 Erie County Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
4/24 at 100.00 $ 1,086,681
New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-
Through Bonds, Series Series 2016A-1:
530 5.625%, 6/01/35 No Opt. Call 544,766
3,440 5.750%, 6/01/43 No Opt. Call 3,545,120
500 TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017
Series B, 5.000%, 6/01/25
No Opt. Call 500,617
Total Consumer Staples 5,677,184
Education and Civic Organizations - 16.3% (16.8% of Total Investments)
680 Buffalo and Erie County Industrial Land Development Corporation, New York,
Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%,
12/01/40
4/24 at 100.00 602,952
1,250 Build New York City Resource Corporation, New York, Revenue Bonds, City
University of New York - Queens College, Q Student Residences, LLC Project,
Refunding Series 2014A, 5.000%, 6/01/43
6/24 at 100.00 1,250,869
Build New York City Resource Corporation, New York, Revenue Bonds,
Classical Charter Schools Series 2023A:
100 4.500%, 6/15/43 6/31 at 100.00 99,533
140 4.750%, 6/15/58 6/31 at 100.00 136,409
1,015 Build New York City Resource Corporation, New York, Revenue Bonds, KIPP
New York City Public School Facilities, Canal West Project, Series 2022,
5.250%, 7/01/62
7/32 at 100.00 1,044,928
230 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020C-1, 5.000%, 6/01/40, 144A
12/30 at 100.00 214,921
385 Build NYC Resource Corporation, New York, Revenue Bonds, Richmond
Preparatory Charter School Project, Social Impact Project Series 2021A,
5.000%, 6/01/56, 144A
6/29 at 100.00 357,146
475 Dormitory Authority of the State of New York, General Revenue Bonds,
American Musical and Dramatic Academy Inc., Series 2023A, 7.250%,
7/01/53, 144A
7/33 at 100.00 494,173
1,080 Dormitory Authority of the State of New York, General Revenue Bonds,
Yeshiva University, Series 2022A, 5.000%, 7/15/50
7/32 at 100.00 1,077,294
1,000 Dormitory Authority of the State of New York, Housing Revenue Bonds,
Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 - FGIC Insured
No Opt. Call 1,064,790
Dormitory Authority of the State of New York, Revenue Bonds, Icahn School
of Medicine at Mount Sinai, Refunding Series 2015A:
1,330 5.000%, 7/01/40 7/25 at 100.00 1,341,648
2,180 5.000%, 7/01/45 7/25 at 100.00 2,195,121
Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2015A:
1,820 5.000%, 7/01/40 7/25 at 100.00 1,842,733
1,000 Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2016A, 5.000%, 7/01/41
1/27 at 100.00 1,021,900
385 Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2022A, 4.000%, 7/01/47
7/32 at 100.00 366,362
825 Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2015A, 5.000%, 7/01/45
7/25 at 100.00 837,010
2,760 Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2016A, 5.000%, 7/01/35
7/26 at 100.00 2,884,165
Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2018A:
1,000 5.000%, 7/01/40 7/28 at 100.00 1,072,057
175 5.000%, 7/01/48 7/28 at 100.00 184,608
2,625 Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller
University, Green Series 2019B, 5.000%, 7/01/50
7/29 at 100.00 2,777,139

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Education and Civic Organizations (continued)
$ 670 Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller
University, Series 2022A, 4.000%, 7/01/42
7/32 at 100.00 $ 678,029
845 Dormitory Authority of the State of New York, Revenue Bonds, Vaughn
College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
12/26 at 100.00 841,860
725 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series
2016C, 5.625%, 1/01/55
1/34 at 100.00 659,199
Hempstead Town Local Development Corporation, New York, Revenue
Bonds, Adelphi University Project, Series 2013:
100 5.000%, 9/01/38 4/24 at 100.00 100,076
300 5.000%, 9/01/43 4/24 at 100.00 300,153
Monroe County Industrial Development Corporation, New York, Revenue
Bonds, St. John Fisher College, Series 2011:
1,000 6.000%, 6/01/30 4/24 at 100.00 1,002,163
1,000 6.000%, 6/01/34 4/24 at 100.00 1,002,115
50 New Rochelle Corporation, New York, Local Development Revenue Bonds,
Iona College Project, Series 2015A, 5.000%, 7/01/40
7/25 at 100.00 50,245
405 New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding
Series 2021A, 3.000%, 1/01/37 - AGM Insured
1/31 at 100.00 369,338
3,000 New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2009A, 0.000%,
3/01/40 - AGC Insured
No Opt. Call 1,521,980
500 New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%,
3/01/45 - AGM Insured
9/30 at 100.00 489,872
Total Education and Civic Organizations 27,880,788
Financials - 0.7% (0.7% of Total Investments)
1,000 Liberty Development Corporation, New York, Goldman Sachs Headquarters
Revenue Bonds Series 2007, 5.500%, 10/01/37
No Opt. Call 1,209,468
Total Financials 1,209,468
Health Care - 12.5% (12.9% of Total Investments)
Dormitory Authority of the State of New York, General Revenue Bonds,
Northwell Health Obligated Group, Series 2022A:
1,430 4.000%, 5/01/45 5/32 at 100.00 1,375,949
2,700 4.250%, 5/01/52 5/32 at 100.00 2,650,081
1,000 5.000%, 5/01/52 5/32 at 100.00 1,062,219
2,000 Dormitory Authority of the State of New York, Revenue Bonds, Memorial
Sloan Kettering Cancer Center Series 2022-1A, 4.000%, 7/01/51
7/32 at 100.00 1,936,402
2,100 Dormitory Authority of the State of New York, Revenue Bonds, Montefiore
Obligated Group, Series 2018A, 5.000%, 8/01/34
8/28 at 100.00 2,183,997
Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone
Hospitals Obligated Group, Series 2020A:
2,000 4.000%, 7/01/50 7/30 at 100.00 1,944,534
1,040 4.000%, 7/01/53 7/30 at 100.00 1,008,186
Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2017:
225 5.000%, 12/01/24, 144A No Opt. Call 225,173
800 5.000%, 12/01/32, 144A 6/27 at 100.00 769,096
1,160 5.000%, 12/01/36, 144A 6/27 at 100.00 1,058,164
3,460 Dutchess County Local Development Corporation, New York, Revenue
Bonds, Health Quest Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
7/26 at 100.00 3,323,253
260 Livingston County Industrial Development Agency, New York, Civic Facility
Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30
4/24 at 100.00 260,450
660 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46
12/26 at 100.00 668,041
2,875 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Refunding
Series 2016, 5.000%, 11/01/46
11/25 at 100.00 2,802,595

Nuveen New York Municipal Value Fund
(continued)
Portfolio of Investments
February 29, 2024

NNY
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Health Care (continued)
$ 65 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Series 2023,
6.250%, 11/01/52
11/33 at 100.00 $ 74,650
Total Health Care 21,342,790
Industrials - 2.3% (2.4% of Total Investments)
3,930 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44,
144A
11/24 at 100.00 3,931,043
10 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2,
3.500%, 9/15/52
3/30 at 100.00 7,899
Total Industrials 3,938,942
Long-Term Care - 0.2% (0.2% of Total Investments)
220 Dormitory Authority of the State of New York, Non-State Supported Debt,
Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%,
11/01/31
4/24 at 100.00 217,053
100 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40
1/26 at 103.00 87,726
Total Long-Term Care 304,779
Materials - 0.3% (0.3% of Total Investments)
530 Build New York City Resource Corporation, New York, Solid Waste Disposal
Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35,
(AMT), 144A
1/25 at 100.00 533,158
Total Materials 533,158
Tax Obligation/General - 6.7% (6.9% of Total Investments)
1,000 Nassau County, New York, General Obligation Bonds, General Improvement
Bonds Series 2019B, 5.000%, 4/01/44 - AGM Insured
4/30 at 100.00 1,083,314
5,000 Nassau County, New York, General Obligation Bonds, General Improvement
Series 2022A, 4.125%, 4/01/47 - AGM Insured
4/32 at 100.00 4,964,705
1,000 Nassau County, New York, General Obligation Bonds, General Improvment
Series 2016C, 5.000%, 4/01/35
4/26 at 100.00 1,038,915
1,000 New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1,
5.000%, 3/01/40
3/28 at 100.00 1,060,830
835 New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1,
4.000%, 3/01/50
3/30 at 100.00 816,908
1,900 New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1,
5.000%, 8/01/47
8/31 at 100.00 2,042,154
409 Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%,
7/01/41
7/31 at 103.00 379,893
Total Tax Obligation/General 11,386,719
Tax Obligation/Limited - 17.0% (17.6% of Total Investments)
2,140 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31
3/25 at 100.00 2,177,112
1,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A,
4.000%, 3/15/44
9/30 at 100.00 997,334
3,000 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2017A Group C, 5.000%, 3/15/41
3/27 at 100.00 3,116,373
2,500 Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,
5.000%, 11/15/26
11/25 at 100.00 2,553,640
540 Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second
Indenture Fiscal 2017 Series A, 5.000%, 2/15/39
2/27 at 100.00 565,373
2,465 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal 2020 Subseries S-1B, 4.000%, 7/15/43
7/29 at 100.00 2,454,586
2,000 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40
7/25 at 100.00 2,030,170
445 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/34
1/26 at 100.00 458,911

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/Limited (continued)
$ 1,525 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
4/24 at 100.00 $ 1,526,744
New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2017 Series E-1:
1,125 5.000%, 2/01/39 2/27 at 100.00 1,175,275
1,000 5.000%, 2/01/43 2/27 at 100.00 1,037,567
1,685 New York State Thruway Authority, State Personal Income Tax Revenue Bonds,
Bidding Group 1 Series 2022A, 5.000%, 3/15/45
9/32 at 100.00 1,861,419
1,000 New York State Urban Development Corporation, State Personal Income Tax
Revenue Bonds, General Purpose Group 1, Series 2019A, 4.000%, 3/15/48
9/28 at 100.00 972,023
2,000 New York State Urban Development Corporation, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2020C, 4.000%, 3/15/49
9/30 at 100.00 1,956,511
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured 2018A-1:
6,509 0.000%, 7/01/51 7/28 at 30.01 1,572,473
3,218 5.000%, 7/01/58 7/28 at 100.00 3,242,129
17 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
7/28 at 100.00 16,468
1,030 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2022 A, 4.000%, 5/15/51
5/32 at 100.00 996,129
90 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51
5/31 at 100.00 96,484
355 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior
Lien Bonds, Series 2022C, 4.125%, 5/15/52
5/32 at 100.00 348,567
Total Tax Obligation/Limited 29,155,288
Transportation - 22.3% (23.0% of Total Investments)
1,500 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Green Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48,
(Mandatory Put 11/15/24)
No Opt. Call 1,506,752
970 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
5/30 at 100.00 1,015,321
1,315 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Refunding Series 2015F, 5.000%, 11/15/32
11/25 at 100.00 1,348,980
1,800 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2014D-1, 5.000%, 11/15/39
11/24 at 100.00 1,810,552
New York City Industrial Development Agency, New York, Civic Facility
Revenue Bonds, Bronx Parking Development Company, LLC Project, Series
2007:
2,000 (c) 5.750%, 10/01/37 4/24 at 100.00 1,400,000
1,500 (c) 2.350%, 10/01/46 4/24 at 100.00 1,050,000
New York Transportation Development Corporation, New York, Facility
Revenue Bonds, Thruway Service Areas Project, Series 2021:
1,255 4.000%, 10/31/41, (AMT) 10/31 at 100.00 1,157,966
290 4.000%, 10/31/46, (AMT) 10/31 at 100.00 256,693
1,830 4.000%, 4/30/53, (AMT) 10/31 at 100.00 1,551,847
New York Transportation Development Corporation, New York, Special
Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series
2016A:
400 5.000%, 7/01/46, (AMT) 7/24 at 100.00 397,854
3,815 5.250%, 1/01/50, (AMT) 7/24 at 100.00 3,816,051
New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International
Airport Project, Refunding Series 2016:
505 5.000%, 8/01/26, (AMT) 3/24 at 100.00 505,129
2,625 5.000%, 8/01/31, (AMT) 3/24 at 100.00 2,625,126
105 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International
Airport Project, Series 2020, 5.375%, 8/01/36, (AMT)
8/30 at 100.00 109,715

Nuveen New York Municipal Value Fund
(continued)
Portfolio of Investments
February 29, 2024

NNY
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Transportation (continued)
New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport
Project, Green Series 2023:
$ 355 6.000%, 6/30/54, (AMT) 6/31 at 100.00 $ 391,022
1,515 5.375%, 6/30/60, (AMT) 6/31 at 100.00 1,590,562
290 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2020A, 5.000%, 12/01/37, (AMT)
12/30 at 100.00 306,064
340 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2020C, 5.000%, 12/01/35
12/30 at 100.00 367,912
1,785 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2022, 5.000%, 12/01/35, (AMT)
12/32 at 100.00 1,943,514
New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D
Redevelopment Project, Series 2018:
2,000 5.000%, 1/01/27, (AMT) No Opt. Call 2,057,162
400 5.000%, 1/01/28, (AMT) No Opt. Call 415,473
850 5.000%, 1/01/31, (AMT) 1/28 at 100.00 878,816
400 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D
Redevelopment Project, Series 2020, 5.000%, 10/01/40, (AMT)
10/30 at 100.00 412,869
1,000 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D
Redevelopment Project, Series 2023, 6.000%, 4/01/35, (AMT)
4/31 at 100.00 1,129,347
3,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Ninety-Fourth Series 2015, 5.000%, 10/15/41
10/25 at 100.00 3,063,129
1,930 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Eleventh Series 2018, 4.000%, 9/01/43
9/28 at 100.00 1,934,994
800 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Fifth Series 2017, 5.000%, 11/15/42
11/27 at 100.00 841,761
1,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Twentieth Series 2019, 4.000%, 11/01/59, (AMT)
11/29 at 100.00 917,401
1,155 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42
5/27 at 100.00 1,206,862
2,000 Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds,
Refunding Series 2018C, 5.000%, 11/15/37
11/28 at 100.00 2,156,936
Total Transportation 38,165,810
U.S. Guaranteed - 0.4% (0.4% of Total Investments) (d)
Dormitory Authority of the State of New York, Lease Revenue Bonds, State
University Dormitory Facilities, Series 2015A:
235 5.000%, 7/01/31, (Pre-refunded 7/01/25) 7/25 at 100.00 241,510
265 5.000%, 7/01/33, (Pre-refunded 7/01/25) 7/25 at 100.00 272,341
Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2015A:
135 5.000%, 7/01/45, (Pre-refunded 7/01/25) 7/25 at 100.00 138,385
Total U.S. Guaranteed 652,236
Utilities - 14.4% (14.9% of Total Investments)
300 Buffalo Municipal Water Finance Authority, New York, Water System Revenue
Bonds, Refunding Series 2015A, 5.000%, 7/01/29
7/25 at 100.00 305,991
830 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Green Series 2023E, 5.000%, 9/01/53
9/33 at 100.00 913,256
420 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2014A, 5.000%, 9/01/44
9/24 at 100.00 421,975
580 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2016B, 5.000%, 9/01/46
9/26 at 100.00 597,223
3,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series
CC-1, 5.000%, 6/15/48
6/27 at 100.00 3,112,261

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utilities (continued)
$ 1,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series
EE, 5.000%, 6/15/39
12/25 at 100.00 $ 1,027,342
2,200 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series
EE, 4.000%, 6/15/42
6/30 at 100.00 2,219,818
1,145 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series
AA-1, 5.250%, 6/15/52
12/32 at 100.00 1,270,594
2,500 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects, Second Resolution Subordinated SRF
Series 2015A, 5.000%, 6/15/40
6/25 at 100.00 2,541,711
1,000 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects-Second Resolution Bonds, Subordinated
SRF Series 2017A, 5.000%, 6/15/46
6/27 at 100.00 1,050,815
4,800 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects-Second Resolution Bonds, Subordinated
SRF Series 2017E, 5.000%, 6/15/47
6/27 at 100.00 5,036,273
1,895 New York State Environmental Facilities Corporation, State Clean Water and
Drinking Water Revolving Funds Revenue Bonds, New York City Municipal
Water Finance Authority Projects-Second Resolution Bonds, Subordinated
SRF Series 2022A, 5.000%, 6/15/51
6/32 at 100.00 2,062,241
2,000 New York State Environmental Facilities Corporation, State Revolving Funds
Revenue Bonds, Green Series 2022B, 5.250%, 9/15/52
9/32 at 100.00 2,218,785
650 New York State Power Authority, Green Transmission Project Revenue Bonds,
Green Series 2023A, 5.000%, 11/15/48 - AGM Insured
11/33 at 100.00 723,404
500 Niagara Area Development Corporation, New York, Solid Waste Disposal
Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A,
4.750%, 11/01/42, (AMT), 144A
4/24 at 100.00 434,417
775 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding
Senior Lien Series 2020A, 5.000%, 7/01/47, 144A
7/30 at 100.00 782,476
Total Utilities 24,718,582
Total Municipal Bonds
(cost $161,550,863) 164,965,744
Total Long-Term Investments
(cost $161,550,863) 164,965,744
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
SHORT-TERM INVESTMENTS -  0.4% (0.5% of Total Investments)
X 750,000
MUNICIPAL BONDS - 0.4%  (0.5% of Total Investments) X 750,000
Housing/Multifamily - 0 .4% ( 0 .5 % of Total Investments)
$ 750 (e) New York City Housing Development Corporation, New York, Multifamily
Housing Revenue Bonds, Green Series 2023B-2, 3.150%, 5/01/54,
(Mandatory Put 3/07/24)
2/24 at 100.00 $ 750,000
Total Housing/Multifamily 750,000
Total Municipal Bonds
(cost $750,000) 750,000
Total Short-Term Investments
(cost $750,000) 750,000
Total Investments
(cost $162,300,863) - 96.8% 165,715,744
Other Assets & Liabilities, Net - 3.2% 5,430,376
Net Assets Applicable to Common Shares - 100% $ 171,146,120

Nuveen New York Municipal Value Fund
(continued)
Portfolio of Investments
February 29, 2024

NNY
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(c) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e) Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment.
The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
See Notes to Financial Statements

Nuveen New York Select Tax-Free Income
Portfolio
Portfolio of Investments February 29, 2024
NXN
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
LONG-TERM INVESTMENTS - 98.0% (100.0% of Total Investments)
X 49,045,390
MUNICIPAL BONDS - 98.0%  (100.0% of Total Investments) X 49,045,390
Consumer Staples - 4.5% (4.6% of Total Investments)
$ 435 Erie County Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
4/24 at 100.00 $ 429,733
New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-
Through Bonds, Series Series 2016A-1:
235 5.625%, 6/01/35 No Opt. Call 241,547
1,530 5.750%, 6/01/43 No Opt. Call 1,576,754
Total Consumer Staples 2,248,034
Education and Civic Organizations - 10.8% (11.0% of Total Investments)
260 Buffalo and Erie County Industrial Land Development Corporation, New York,
Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%,
12/01/40
4/24 at 100.00 230,541
Build New York City Resource Corporation, New York, Revenue Bonds,
Classical Charter Schools Series 2023A:
30 4.500%, 6/15/43 6/31 at 100.00 29,860
35 4.750%, 6/15/58 6/31 at 100.00 34,102
Build New York City Resource Corporation, New York, Revenue Bonds, KIPP
New York City Public School Facilities, Canal West Project, Series 2022:
35 5.250%, 7/01/52 7/32 at 100.00 36,311
100 5.250%, 7/01/62 7/32 at 100.00 102,948
100 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020C-1, 5.000%, 6/01/40, 144A
12/30 at 100.00 93,444
115 Build NYC Resource Corporation, New York, Revenue Bonds, Richmond
Preparatory Charter School Project, Social Impact Project Series 2021A,
5.000%, 6/01/56, 144A
6/29 at 100.00 106,680
140 Dormitory Authority of the State of New York, General Revenue Bonds,
American Musical and Dramatic Academy Inc., Series 2023A, 7.250%,
7/01/53, 144A
7/33 at 100.00 145,651
Dormitory Authority of the State of New York, General Revenue Bonds,
Yeshiva University, Series 2022A:
165 5.000%, 7/15/42 7/32 at 100.00 168,135
130 5.000%, 7/15/50 7/32 at 100.00 129,674
1,000 Dormitory Authority of the State of New York, Housing Revenue Bonds,
Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 - FGIC Insured
No Opt. Call 1,064,790
605 Dormitory Authority of the State of New York, Revenue Bonds, Icahn School
of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
7/25 at 100.00 610,299
365 Dormitory Authority of the State of New York, Revenue Bonds, New School
University, Series 2016A, 5.000%, 7/01/41
1/27 at 100.00 372,994
290 Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2015A, 5.000%, 7/01/35
7/25 at 100.00 296,372
1,185 Dormitory Authority of the State of New York, Revenue Bonds, New York
University, Series 2016A, 5.000%, 7/01/35
7/26 at 100.00 1,238,310
250 Dormitory Authority of the State of New York, Revenue Bonds, Vaughn
College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
12/26 at 100.00 249,071
215 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series
2016C, 5.625%, 1/01/55
1/34 at 100.00 195,486
110 Hempstead Town Local Development Corporation, New York, Revenue
Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38
4/24 at 100.00 110,084
180 New York City Industrial Development Agency, New York, PILOT Payment in
Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%,
3/01/45 - AGM Insured
9/30 at 100.00 176,354
Total Education and Civic Organizations 5,391,106

Nuveen New York Select Tax-Free Income Portfolio
(continued)
Portfolio of Investments
February 29, 2024

NXN
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Financials - 1.1% (1.1% of Total Investments)
$ 450 Liberty Development Corporation, New York, Goldman Sachs Headquarter
Revenue Bonds, Series 2005, 5.250%, 10/01/35
No Opt. Call $ 534,724
Total Financials 534,724
Health Care - 12.5% (12.8% of Total Investments)
Dormitory Authority of the State of New York, General Revenue Bonds,
Northwell Health Obligated Group, Series 2022A:
890 4.000%, 5/01/45 5/32 at 100.00 856,359
760 4.250%, 5/01/52 5/32 at 100.00 745,949
1,100 Dormitory Authority of the State of New York, Revenue Bonds, Montefiore
Obligated Group, Series 2018A, 5.000%, 8/01/34
8/28 at 100.00 1,143,999
1,000 Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone
Hospitals Obligated Group, Series 2020A, 4.000%, 7/01/50
7/30 at 100.00 972,267
300 Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/40,
144A
6/25 at 100.00 291,403
Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2017:
65 5.000%, 12/01/24, 144A No Opt. Call 65,050
200 5.000%, 12/01/32, 144A 6/27 at 100.00 192,274
100 5.000%, 12/01/35, 144A 6/27 at 100.00 93,037
500 Dutchess County Local Development Corporation, New York, Revenue
Bonds, Health Quest Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
7/26 at 100.00 480,239
195 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46
12/26 at 100.00 197,376
420 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Rochester Regional Health Project, Series 2020A, 4.000%, 12/01/46
12/30 at 100.00 378,096
835 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Refunding
Series 2016, 5.000%, 11/01/46
11/25 at 100.00 813,971
25 Westchester County Local Development Corporation, New York, Revenue
Bonds, Westchester Medical Center Obligated Group Project, Series 2023,
6.250%, 11/01/52
11/33 at 100.00 28,711
Total Health Care 6,258,731
Industrials - 1.7% (1.8% of Total Investments)
865 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44,
144A
11/24 at 100.00 865,230
10 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2,
3.500%, 9/15/52
3/30 at 100.00 7,899
Total Industrials 873,129
Long-Term Care - 0.2% (0.2% of Total Investments)
80 Dormitory Authority of the State of New York, Non-State Supported Debt,
Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%,
11/01/31
4/24 at 100.00 78,928
25 Monroe County Industrial Development Corporation, New York, Revenue
Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40
1/26 at 103.00 21,932
Total Long-Term Care 100,860
Materials - 0.3% (0.3% of Total Investments)
160 Build New York City Resource Corporation, New York, Solid Waste Disposal
Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35,
(AMT), 144A
1/25 at 100.00 160,953
Total Materials 160,953

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/General - 8.2% (8.3% of Total Investments)
$ 1,000 Nassau County, New York, General Obligation Bonds, General Improvement
Bonds Series 2019B, 5.000%, 4/01/44 - AGM Insured
4/30 at 100.00 $ 1,083,314
1,000 Nassau County, New York, General Obligation Bonds, General Improvement
Series 2021A, 4.000%, 4/01/51 - AGM Insured
4/31 at 100.00 966,052
1,080 New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,
5.000%, 12/01/41
12/26 at 100.00 1,120,301
835 New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1,
4.000%, 3/01/50
3/30 at 100.00 816,908
117 Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%,
7/01/41
7/31 at 103.00 108,673
Total Tax Obligation/General 4,095,248
Tax Obligation/Limited - 26.4% (27.0% of Total Investments)
1,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31
3/25 at 100.00 1,017,342
1,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A,
4.000%, 3/15/44
9/30 at 100.00 997,334
2,975 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2017A Group C, 5.000%, 3/15/41
3/27 at 100.00 3,090,403
1,000 Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds,
Series 2018A, 5.000%, 3/15/40
3/28 at 100.00 1,060,481
1,000 Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,
5.000%, 11/15/25
No Opt. Call 1,019,608
250 Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green
Fiscal 2022 Series A, 4.000%, 2/15/36
2/32 at 100.00 265,688
800 Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second
Indenture Fiscal 2017 Series A, 5.000%, 2/15/45
2/27 at 100.00 829,551
1,000 New York City Transitional Finance Authority, New York, Building Aid Revenue
Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40
7/25 at 100.00 1,015,085
450 New York City Transitional Finance Authority, New York, Future Tax Secured
Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
4/24 at 100.00 450,515
1,120 New York State Urban Development Corporation, State Personal Income Tax
Revenue Bonds, General Purpose Group 1, Series 2019A, 4.000%, 3/15/48
9/28 at 100.00 1,088,665
1,275 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured 2018A-1, 5.000%, 7/01/58
7/28 at 100.00 1,284,560
65 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2021B-1, 4.000%, 5/15/56
5/31 at 100.00 62,107
315 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2022 A, 4.000%, 5/15/51
5/32 at 100.00 304,641
685 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior
Lien Bonds, Series 2022C, 5.250%, 5/15/52
5/32 at 100.00 753,843
Total Tax Obligation/Limited 13,239,823
Transportation - 24.4% (24.9% of Total Investments)
900 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2014D-1, 5.000%, 11/15/39
11/24 at 100.00 905,276
620 Metropolitan Transportation Authority, New York, Transportation Revenue
Bonds, Series 2016C-1, 5.250%, 11/15/56
11/26 at 100.00 638,107
New York Transportation Development Corporation, New York, Facility
Revenue Bonds, Thruway Service Areas Project, Series 2021:
365 4.000%, 10/31/41, (AMT) 10/31 at 100.00 336,779
85 4.000%, 10/31/46, (AMT) 10/31 at 100.00 75,238
535 4.000%, 4/30/53, (AMT) 10/31 at 100.00 453,682
New York Transportation Development Corporation, New York, Special
Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series
2016A:
100 5.000%, 7/01/46, (AMT) 7/24 at 100.00 99,463
1,110 5.250%, 1/01/50, (AMT) 7/24 at 100.00 1,110,306

Nuveen New York Select Tax-Free Income Portfolio
(continued)
Portfolio of Investments
February 29, 2024

NXN
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Transportation (continued)
New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International
Airport Project, Refunding Series 2016:
$ 125 5.000%, 8/01/26, (AMT) 3/24 at 100.00 $ 125,032
830 5.000%, 8/01/31, (AMT) 3/24 at 100.00 830,040
30 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International
Airport Project, Series 2020, 5.375%, 8/01/36, (AMT)
8/30 at 100.00 31,347
New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport
Project, Green Series 2023:
105 6.000%, 6/30/54, (AMT) 6/31 at 100.00 115,654
465 5.375%, 6/30/60, (AMT) 6/31 at 100.00 488,193
85 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2020A, 5.000%, 12/01/37, (AMT)
12/30 at 100.00 89,709
130 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2020C, 5.000%, 12/01/35
12/30 at 100.00 140,672
265 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport
Project, Series 2022, 5.000%, 12/01/35, (AMT)
12/32 at 100.00 288,533
New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D
Redevelopment Project, Series 2018:
700 5.000%, 1/01/28, (AMT) No Opt. Call 727,078
300 5.000%, 1/01/31, (AMT) 1/28 at 100.00 310,170
300 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D
Redevelopment Project, Series 2023, 6.000%, 4/01/35, (AMT)
4/31 at 100.00 338,804
1,000 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55
10/25 at 100.00 1,018,472
1,500 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Fifth Series 2017, 5.000%, 11/15/47
11/27 at 100.00 1,566,202
1,475 Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
Two Hundred Twenty-One Series 2020, 4.000%, 7/15/55, (AMT)
7/30 at 100.00 1,369,207
1,095 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42
5/27 at 100.00 1,144,168
Total Transportation 12,202,132
U.S. Guaranteed - 0.1% (0.1% of Total Investments) (c)
Dormitory Authority of the State of New York, Lease Revenue Bonds, State
University Dormitory Facilities, Series 2015A:
20 5.000%, 7/01/31, (Pre-refunded 7/01/25) 7/25 at 100.00 20,554
25 5.000%, 7/01/33, (Pre-refunded 7/01/25) 7/25 at 100.00 25,692
Total U.S. Guaranteed 46,246
Utilities - 7.8% (7.9% of Total Investments)
200 Buffalo Municipal Water Finance Authority, New York, Water System Revenue
Bonds, Refunding Series 2015A, 5.000%, 7/01/29
7/25 at 100.00 203,994
140 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Green Series 2023E, 5.000%, 9/01/53
9/33 at 100.00 154,043
50 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2014A, 5.000%, 9/01/44
9/24 at 100.00 50,235
180 Long Island Power Authority, New York, Electric System General Revenue
Bonds, Series 2016B, 5.000%, 9/01/46
9/26 at 100.00 185,345
1,500 New York State Power Authority, General Revenue Bonds, Series 2020A,
4.000%, 11/15/60
5/30 at 100.00 1,434,614
265 New York State Power Authority, Green Transmission Project Revenue Bonds,
Green Series 2023A, 5.000%, 11/15/53 - AGM Insured
11/33 at 100.00 291,953
150 Niagara Area Development Corporation, New York, Solid Waste Disposal
Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A,
4.750%, 11/01/42, (AMT), 144A
4/24 at 100.00 130,325

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utilities (continued)
$ 405 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding
Senior Lien Series 2020A, 5.000%, 7/01/47, 144A
7/30 at 100.00 $ 408,906
1,000 Utility Debt Securitization Authority, New York, Restructuring Bonds,
Refunding Series 2015, 5.000%, 12/15/33
12/25 at 100.00 1,034,989
Total Utilities 3,894,404
Total Municipal Bonds
(cost $48,403,309) 49,045,390
Total Long-Term Investments
(cost $48,403,309) 49,045,390
Other Assets & Liabilities, Net - 2.0% 1,012,019
Net Assets Applicable to Common Shares - 100% $ 50,057,409
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(c) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
See Notes to Financial Statements

Nuveen Pennsylvania Quality Municipal Income
Fund
Portfolio of Investments February 29, 2024
NQP
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
LONG-TERM INVESTMENTS - 161.2% (98.6% of Total Investments)
X 765,478,500
MUNICIPAL BONDS - 151.2%  (92.5% of Total Investments) X 765,478,500
Consumer Staples - 0.4% (0.3% of Total Investments)
$ 2,000 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001,
5.375%, 3/01/31, (AMT)
No Opt. Call $ 2,272,380
Total Consumer Staples 2,272,380
Education and Civic Organizations - 16.7% (10.2% of Total Investments)
715 Allegheny County Higher Education Building Authority, Pennsylvania, College
Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%,
5/01/28
No Opt. Call 734,008
Allegheny County Higher Education Building Authority, Pennsylvania,
Revenue Bonds, Robert Morris University, Series 2016:
735 3.000%, 10/15/30 10/26 at 100.00 651,581
1,000 5.000%, 10/15/38 10/26 at 100.00 961,037
1,625 Allegheny County Higher Education Building Authority, Pennsylvania,
Revenue Bonds, Robert Morris University, Series 2017, 5.000%, 10/15/47
10/27 at 100.00 1,461,006
Berks County Municipal Authority, Pennsylvania, Revenue Bonds,  Alvernia
University Project, Series 2020:
590 5.000%, 10/01/39 10/29 at 100.00 567,734
20 5.000%, 10/01/49 10/29 at 100.00 17,929
3,215 Bucks County Industrial Development Authority, Pennsylvania, Revenue
Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36
3/27 at 100.00 3,274,658
835 Chester County Industrial Development Authority, Pennsylvania, Avon Grove
Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47
12/27 at 100.00 830,348
1,000 Chester County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Collegium Charter School Project, Series 2022, 6.000%, 10/15/52,
144A
10/32 at 100.00 1,005,931
2,200 Crawford County Industrial Development Authority, Pennsylvania, College
Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34
5/26 at 100.00 1,981,182
1,000 Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Dickinson College Project, Second Series 2017A, 5.000%, 11/01/39
11/27 at 100.00 1,052,546
1,230 Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia
University Project, Series 2019, 5.000%, 5/01/48
5/29 at 100.00 1,102,196
945 Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia
University, Series 2014, 5.000%, 5/01/37
5/24 at 100.00 927,523
4,595 Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds,
Gannon University, Series 2016, 4.000%, 5/01/46
11/26 at 100.00 3,759,066
2,395 General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP
Financing Program-York College of Pennsylvania, Series 2017 PP4, 3.375%,
11/01/37
10/27 at 100.00 2,298,930
Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata
College, Series 2016OO2:
590 3.250%, 5/01/36 5/26 at 100.00 521,534
1,555 3.500%, 5/01/41 5/26 at 100.00 1,285,797
2,000 Indiana County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Foundation for Indiana University of Pennsylvania Project, Refunding
Series 2022, 4.000%, 5/01/54 - BAM Insured
5/32 at 100.00 1,963,819
Lackawanna County Industrial Development Authority, Pennsylvania, Revenue
Bonds, University of Scranton, Series 2017:
350 3.375%, 11/01/33 11/27 at 100.00 345,137
2,925 4.000%, 11/01/40 11/27 at 100.00 2,834,592
1,000 Lehigh County, Pennsylvania, Revenue Bonds, Lehigh Valley Dual Language
Charter School, General Purpose Authority, Series 2023, 7.000%, 6/01/53
6/30 at 103.00 1,053,353
2,000 McCandless Industrial Development Authority, Pennsylvania, La Roche
University Revenue Bonds, Series A and B of 2022, 6.750%, 12/01/46
12/32 at 100.00 1,921,287
1,415 Pennsylvania Higher Education Assistance Agency, Education Loan Revenue
Bonds, Senior Series 2021A, 2.625%, 6/01/42, (AMT)
6/30 at 100.00 1,231,537

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Education and Civic Organizations (continued)
$ 2,615 Pennsylvania Higher Education Assistance Agency, Education Loan Revenue
Bonds, Senior Series 2022A, 4.500%, 6/01/43, (AMT)
6/31 at 100.00 $ 2,626,006
1,465 Pennsylvania Higher Education Assistance Agency, Education Loan Revenue
Bonds, Senior Series 2023A, 4.000%, 6/01/44, (AMT)
6/32 at 100.00 1,438,819
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn
Mawr College, Refunding Series 2014:
2,545 5.000%, 12/01/38 12/24 at 100.00 2,563,761
2,080 5.000%, 12/01/44 12/24 at 100.00 2,091,241
360 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle
University, Series 2012, 4.000%, 5/01/32
4/24 at 100.00 293,669
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of the Sciences in Philadelphia, Series 2012:
1,030 4.000%, 11/01/39 4/24 at 100.00 949,393
4,300 5.000%, 11/01/42 4/24 at 100.00 4,301,032
1,310 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36
11/25 at 100.00 1,329,626
1,440 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
Widener University, Series 2021A, 4.000%, 7/15/46
7/31 at 100.00 1,245,662
8,335 Pennsylvania State University, Revenue Bonds, Series 2022A, 5.000%, 9/01/47 9/32 at 100.00 9,180,704
3,000 Pennsylvania State University, Revenue Bonds, Series 2023, 5.250%, 9/01/48 9/33 at 100.00 3,388,648
1,255 Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, La Salle University, Series 2017, 3.625%, 5/01/35
11/27 at 100.00 924,266
500 Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%,
5/01/33
4/24 at 100.00 469,439
Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, Saint Joseph's University Project, Refunding Series 2020C. Forward
Delivery:
1,500 4.000%, 11/01/36 11/29 at 100.00 1,514,048
1,400 4.000%, 11/01/37 11/29 at 100.00 1,403,990
3,000 Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, Saint Joseph's University Project, Series 2022, 5.500%, 11/01/60
11/32 at 100.00 3,223,025
Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, University of the Arts, Series 2017:
2,280 5.000%, 3/15/45, 144A 3/28 at 100.00 1,913,785
2,320 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue
Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37
5/26 at 100.00 2,383,564
5,250 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University
Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
6/26 at 100.00 4,656,532
3,555 Washington County Industrial Development Authority, Pennsylvania, College
Revenue Bonds, AICUP Financing Program-Washington and Jefferson
College Project, Series 2017-PP5, 3.375%, 11/01/36
11/27 at 100.00 3,228,838
Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of
Scranton, Series 2015A:
1,890 5.000%, 11/01/32 11/25 at 100.00 1,941,592
740 5.000%, 11/01/33 11/25 at 100.00 760,201
675 4.000%, 11/01/35 11/25 at 100.00 677,457
Total Education and Civic Organizations 84,288,029
Health Care - 26.1% (16.0% of Total Investments)
18,115 Allegheny County Hospital Development Authority, Pennsylvania, Revenue
Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A,
4.000%, 4/01/44
4/28 at 100.00 17,083,344
Allegheny County Hospital Development Authority, Pennsylvania, Revenue
Bonds, University of Pittsburgh Medical Center, Series 2019A:
210 4.000%, 7/15/35 7/29 at 100.00 216,906
2,285 4.000%, 7/15/36 7/29 at 100.00 2,348,560
Berks County Industrial Development Authority, Pennsylvania, Health System
Revenue Bonds, Tower Health Project, Series 2017:
1,260 3.750%, 11/01/42 11/27 at 100.00 654,448
10,435 5.000%, 11/01/50 11/27 at 100.00 5,394,491

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NQP
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Health Care (continued)
$ 10,170 Bucks County Industrial Development Authority, Pennsylvania, Hospital
Revenue Bonds, Saint Luke's University Health Network Project, Series 2021,
3.000%, 8/15/53
8/30 at 100.00 $ 7,294,287
2,000 Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds,
Butler Health System Project, Series 2015A, 5.000%, 7/01/39
7/25 at 100.00 1,999,271
Chester County Health and Education Facilities Authority, Pennsylvania,
Health System Revenue Bonds, Main Line Health System, Series 2017A:
2,470 4.000%, 10/01/36 10/27 at 100.00 2,508,242
1,580 4.000%, 10/01/37 10/27 at 100.00 1,597,573
6,900 Chester County Health and Education Facilities Authority, Pennsylvania,
Health System Revenue Bonds, Main Line Health System, Series 2020A,
4.000%, 9/01/50
9/30 at 100.00 6,421,580
Dauphin County General Authority, Pennsylvania, Health System Revenue
Bonds, Pinnacle Health System Project, Refunding Series 2016A:
1,375 5.000%, 6/01/34 6/26 at 100.00 1,421,134
375 5.000%, 6/01/35 6/26 at 100.00 387,351
Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series
2016A:
1,845 5.000%, 7/01/41 7/26 at 100.00 1,780,596
Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series
2019A:
1,105 4.000%, 7/01/45 7/29 at 100.00 898,952
1,350 5.000%, 7/01/49 7/29 at 100.00 1,259,973
1,275 Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn
Highlands Healthcare, Series 2018, 5.000%, 7/15/48
1/28 at 100.00 1,287,965
3,215 Geisinger Authority, Montour County, Pennsylvania, Health System Revenue
Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41
6/24 at 100.00 3,220,610
8,980 Geisinger Authority, Montour County, Pennsylvania, Health System Revenue
Bonds, Geisinger Health System, Series 2020A, 4.000%, 4/01/50
4/30 at 100.00 8,534,642
1,650 Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn
State Health, Series 2021, 5.000%, 11/01/51
11/29 at 100.00 1,712,130
2,200 Lancaster County Hospital Authority, Revenue Bonds, University of
Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46
8/26 at 100.00 2,247,012
3,000 Lancaster County Hospital Authority, Revenue Bonds, University of
Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42
8/26 at 100.00 3,078,288
1,530 Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue
Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43
3/24 at 100.00 1,478,661
Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds,
Good Shepherd Group, Refunding Series 2016:
1,265 3.000%, 11/01/36 5/26 at 100.00 1,080,909
2,850 (c) 4.000%, 11/01/41, (UB) 5/26 at 100.00 2,740,400
4,955 (c) 4.000%, 11/01/46, (UB) 5/26 at 100.00 4,470,059
Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds,
Pocono Medical Center, Series 2016:
1,020 3.375%, 7/01/32 7/26 at 100.00 1,018,886
2,350 5.000%, 7/01/41 7/26 at 100.00 2,388,074
1,855 Montgomery County Higher Education and Health Authority, Pennsylvania,
Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
9/28 at 100.00 1,897,501
Montgomery County Higher Education and Health Authority, Pennsylvania,
Revenue Bonds, Thomas Jefferson University, Series 2019:
3,310 4.000%, 9/01/44 9/29 at 100.00 3,179,444
395 4.000%, 9/01/49 9/29 at 100.00 367,907
3,820 Montgomery County Higher Education and Health Authority, Pennsylvania,
Revenue Bonds, Thomas Jefferson University, Series 2022B, 4.000%, 5/01/52
5/32 at 100.00 3,508,378
200 Pennsylvania Economic Development Financing Authority, Revenue Bonds,
University of Pittsburgh Medical Center, Fixed Rate Series 2023A-2, 4.000%,
5/15/48
5/33 at 100.00 190,390
7,125 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas
Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50
3/25 at 100.00 7,177,049
14,445 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of Pennsylvania Health System, Refunding Series 2016C, 4.000%,
8/15/41
8/26 at 100.00 14,449,387

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Health Care (continued)
$ 3,095 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
8/29 at 100.00 $ 2,991,137
1,800 Philadelphia Hospitals and Higher Education Facilities Authority,
Pennsylvania, Hospital Revenue Bonds, Temple University Health System
Obligated Group, Series of 2017, 5.000%, 7/01/30
7/27 at 100.00 1,854,735
Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue
Bonds, Saint Luke's Hospital -Monroe Project, Series 2015A:
2,990 5.000%, 8/15/40 2/25 at 100.00 3,017,032
1,170 4.000%, 8/15/45 2/25 at 100.00 1,141,042
5,660 Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh
Valley Health Network, Series 2016B, 5.000%, 7/01/45
1/27 at 100.00 5,753,425
1,305 Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan
Health Obligated Group, Series 2019A, 5.000%, 6/01/49
6/29 at 100.00 1,349,961
705 Westmoreland County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Excela Health Project, Series 2020A, 4.000%, 7/01/37
1/31 at 100.00 664,241
Total Health Care 132,065,973
Housing/Multifamily - 0.7% (0.4% of Total Investments)
160 Chester County Industrial Development Authority, Pennsylvania, Student
Housing Revenue Bonds, University Student Housing, LLC Project at West
Chester University Series 2013A, 5.000%, 8/01/45
4/24 at 100.00 151,733
1,650 Clarion County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion
University, Series 2014A, 5.000%, 7/01/45
7/24 at 100.00 1,652,458
270 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University Properties Inc. Student Housing Project at East Stroudsburg
University of Pennsylvania, Series 2016A, 5.000%, 7/01/31
7/26 at 100.00 271,334
1,315 Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily
Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville
Project, Series 2005A, 5.625%, 7/01/35
4/24 at 100.00 1,339,772
Total Housing/Multifamily 3,415,297
Housing/Single Family - 23.3% (14.2% of Total Investments)
3,060 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2015-117B, 3.900%, 10/01/35
10/24 at 100.00 3,053,973
2,105 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2016-119, 3.500%, 10/01/36
4/25 at 100.00 2,017,995
4,890 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2016-120, 3.200%, 4/01/40
10/25 at 100.00 4,320,430
20,335 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2016-121, 3.200%, 10/01/41
10/25 at 100.00 17,919,663
1,080 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2017-122, 3.650%, 10/01/32
4/26 at 100.00 1,080,425
3,895 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2017-123B, 3.450%, 10/01/32
10/26 at 100.00 3,838,259
5,000 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2017-124B, 3.500%, 10/01/37
10/26 at 100.00 4,697,812
1,000 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2019-130A, 3.000%, 10/01/46
10/28 at 100.00 761,644
3,880 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2019-131A, 3.000%, 10/01/39
4/29 at 100.00 3,450,088
12,000 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2020-132A, 2.550%, 10/01/41
10/29 at 100.00 9,227,960
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2020-133:
1,500 2.350%, 10/01/40 10/29 at 100.00 1,152,718
1,350 2.500%, 10/01/45 10/29 at 100.00 971,583
1,565 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2021-136, 2.550%, 10/01/51
10/30 at 100.00 1,042,902
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Series 2023-141A:
4,105 (c) 4.600%, 10/01/43, (UB) 10/32 at 100.00 4,193,651
5,000 (c) 4.700%, 10/01/46, (UB) 10/32 at 100.00 5,079,243

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NQP
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Housing/Single Family (continued)
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2021-134A:
$ 5,000 1.850%, 4/01/36 10/29 at 100.00 $ 3,894,253
3,650 2.050%, 4/01/41 10/29 at 100.00 2,579,235
2,505 2.100%, 10/01/43 10/29 at 100.00 1,744,073
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2021-135A:
5,295 2.250%, 10/01/41 10/30 at 100.00 3,890,230
6,855 2.375%, 10/01/46 10/30 at 100.00 4,715,406
7,705 2.500%, 10/01/50 10/30 at 100.00 5,125,477
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2021-137:
5,240 2.450%, 10/01/41 4/31 at 100.00 4,009,033
6,545 2.600%, 4/01/46 4/31 at 100.00 4,838,842
3,335 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2022-138A, 3.000%, 4/01/42
10/31 at 100.00 2,785,721
8,500 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2022-1394A, 4.150%, 10/01/42
4/32 at 100.00 8,504,912
2,480 Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2022-140A, 4.450%, 10/01/47
4/32 at 100.00 2,479,813
10,000 (c) Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Social Series 2023-142A, 4.900%, 10/01/46, (UB)
10/32 at 100.00 10,441,487
Total Housing/Single Family 117,816,828
Industrials - 1.3% (0.8% of Total Investments)
500 (d),(e) Pennsylvania Economic Development Financing Authority, Exempt Facilities
Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1,
10.000%, 12/01/40, 144A
6/30 at 100.00 50
500 (d),(e) Pennsylvania Economic Development Financing Authority, Exempt Facilities
Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2,
10.000%, 12/01/40, (AMT), 144A
6/30 at 100.00 50
6,455 Pennsylvania Economic Development Financing Authority, Exempt Facilities
Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%,
11/01/44, (AMT)
11/24 at 100.00 6,478,081
Total Industrials 6,478,181
Long-Term Care - 7.6% (4.7% of Total Investments)
Berks County Industrial Development Authority, Pennsylvania, Healthcare
Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A:
940 5.000%, 5/15/37 5/27 at 100.00 946,830
1,160 5.000%, 5/15/47 5/27 at 100.00 1,112,267
230 Chester County Health and Education Facilities Authority, Pennsylvania,
Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%,
12/01/35
12/25 at 100.00 186,691
1,760 Chester County Health and Education Facilities Authority, Pennsylvania,
Revenue Bonds, Simpson Senior Services Project, Series 2019, 5.000%,
12/01/51
12/25 at 103.00 1,110,928
Chester County Health and Education Facilities Authority, Pennsylvania,
Revenue Bonds, Simpson Senior Services Project, Series 2021A:
3,910 4.000%, 12/01/40 12/28 at 103.00 2,459,461
2,000 4.000%, 12/01/51 12/28 at 103.00 1,049,985
3,005 Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Asbury Pennsylvania Obligated Group,  Refunding Series 2019, 5.000%,
1/01/45
1/25 at 104.00 2,676,327
Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Diakon Lutheran Social Ministries Project, Series 2015:
1,585 4.000%, 1/01/33 1/25 at 100.00 1,533,332
2,850 5.000%, 1/01/38 1/25 at 100.00 2,860,088

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Long-Term Care (continued)
Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Diakon Lutheran Social Ministries Project, Series 2016:
$ 985 5.000%, 1/01/28 1/26 at 100.00 $ 998,648
1,815 5.000%, 1/01/29 1/26 at 100.00 1,838,554
735 5.000%, 1/01/30 1/26 at 100.00 743,894
300 3.250%, 1/01/36 1/26 at 100.00 262,113
1,405 3.250%, 1/01/39 1/26 at 100.00 1,178,477
Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Diakon Lutheran Social Ministries Project, Series 2019A:
690 4.125%, 1/01/38 1/29 at 100.00 653,323
200 5.000%, 1/01/39 1/29 at 100.00 202,292
650 Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue
Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35
5/25 at 100.00 655,939
Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue
Bonds, Saint Anne's Retirement Community, Inc., Series 2020:
975 5.000%, 3/01/40 3/27 at 102.00 851,980
715 5.000%, 3/01/50 3/27 at 102.00 579,001
1,500 Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis
Homes Retirement Community Project, Refunding Series 2015A, 5.000%,
7/01/45
7/25 at 100.00 1,383,402
Lancaster Industrial Development Authority, Pennsylvania, Health Center
Revenue Bonds, Landis Homes Retirement Community Project, Refunding
Series 2021:
875 4.000%, 7/01/51 7/26 at 103.00 658,380
1,400 4.000%, 7/01/56 7/26 at 103.00 1,022,639
5,000 Maxatawny Township Municipal Authority Revenue Bonds, Pennsylvania,
Diakon Lutheran Social Ministries Project,  Series 2022A, 4.500%, 1/01/45
1/32 at 100.00 4,534,030
1,000 Montgomery County Industrial Development Authority, Pennsylvania,
Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group,
Series 2023A, 5.250%, 11/15/53
11/30 at 100.00 1,038,198
Northampton County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Morningstar Senior Living, Inc., Series 2019:
1,845 5.000%, 11/01/44 11/26 at 103.00 1,624,049
1,000 5.000%, 11/01/49 11/26 at 103.00 852,448
Pennsylvania Economic Development Finance Authority, Revenue Bonds,
Presbyterian Senior Living Project, Series 2023B-2:
500 5.000%, 7/01/42 7/29 at 103.00 514,020
1,250 5.250%, 7/01/46 7/29 at 103.00 1,297,702
Westmoreland County Industrial Development Authority, Pennsylvania,
Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare
Obligated Group, Refunding Bonds, Series 2021:
2,215 4.000%, 5/15/41 5/28 at 103.00 1,749,705
2,785 4.000%, 5/15/47 5/28 at 103.00 2,039,041
Total Long-Term Care 38,613,744
Tax Obligation/General - 20.1% (12.3% of Total Investments)
840 Adams County, Pennsylvania, General Obligation Bonds, Series 2017B,
2.500%, 11/15/29
11/25 at 100.00 800,386
Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750 5.000%, 12/01/32 12/24 at 100.00 1,768,407
1,285 5.000%, 12/01/34 12/24 at 100.00 1,298,233
1,010 Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77,
5.000%, 11/01/43
11/28 at 100.00 1,063,747
Bethel Park School District, Allegheny County, Pennsylvania, General
Obligation Bonds, Refunding Series 2016:
1,500 4.000%, 8/01/31 8/26 at 100.00 1,535,607
305 4.000%, 8/01/33 8/26 at 100.00 311,780
1,950 Boyertown Area School District, Berks and Montgomery Counties,
Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38
4/24 at 100.00 1,952,285
1,000 Bristol Township School District, Bucks County, Pennsylvania, General
Obligation Bonds, Series 2023, 4.125%, 6/01/40 - BAM Insured
6/31 at 100.00 1,029,874

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NQP
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/General (continued)
Canon-McMillan School District, Washington County, Pennsylvania, General
Obligation Bonds, Series 2014D:
$ 4,200 5.000%, 12/15/37 12/24 at 100.00 $ 4,230,966
1,100 5.000%, 12/15/39 12/24 at 100.00 1,107,519
2,900 Colonial School District, Montgomery County, Pennsylvania, General
Obligation Bonds, Series 2020, 5.000%, 2/15/44
2/27 at 100.00 3,018,605
2,235 Cumberland Valley School District, Cumberland County, Pennsylvania,
General Obligation Bonds, Series 2023A, 5.000%, 11/15/47 - AGM Insured
11/32 at 100.00 2,423,018
7,465 Erie City School District, Erie County, Pennsylvania, General Obligation
Bonds, Series 2000, 0.000%, 9/01/30 - AMBAC Insured
No Opt. Call 5,920,354
Gateway School District, Allegheny County, Pennsylvania, General Obligation
Bonds, Series 2021:
1,010 3.000%, 10/15/33 - BAM Insured 10/31 at 100.00 960,683
425 3.000%, 10/15/35 - BAM Insured 10/31 at 100.00 391,929
5,750 Hempfield Area School District, Westmoreland County, Pennsylvania, General
Obligation Bonds, Series 2022A, 5.000%, 3/15/48 - AGM Insured
3/32 at 100.00 6,208,705
North Allegheny School District, Allegheny County, Pennsylvania, General
Obligation Bonds, Series 2015:
5,000 5.000%, 5/01/31 5/25 at 100.00 5,099,625
4,000 5.000%, 5/01/32 5/25 at 100.00 4,077,867
2,875 5.000%, 5/01/33 5/25 at 100.00 2,930,638
Penn Manor School District, Lancaster County, Pennsylvania, General
Obligation Bonds, Series 2019A:
1,000 4.000%, 3/01/35 9/27 at 100.00 1,029,181
1,000 4.000%, 3/01/36 9/27 at 100.00 1,026,631
3,925 Philadelphia School District, Pennsylvania, General Obligation Bonds, Series
2007A, 5.000%, 6/01/34 - NPFG Insured
No Opt. Call 4,539,663
10,000 (c) Philadelphia School District, Pennsylvania, General Obligation Bonds, Series
2023A, 5.500%, 9/01/48, (UB)
9/33 at 100.00 11,215,506
2,875 Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2022, 5.000%,
9/01/39
9/30 at 100.00 3,161,826
11,440 Reading School District, Berks County, Pennsylvania, General Obligation
Bonds, Series 2003B, 0.000%, 1/15/32 - NPFG Insured
No Opt. Call 8,479,019
Scranton, Lackawanna County, Pennsylvania, General Obligation Notes,
Series 2016:
220 5.000%, 11/15/26 5/24 at 100.00 219,704
2,925 5.000%, 11/15/32 5/24 at 100.00 2,925,482
21,000 (c) State Public School Building Authority, Pennsylvania, Lease Revenue Bonds,
Philadelphia School District, Series 2003, 5.500%, 6/01/28 - AGM Insured,
(UB)
No Opt. Call 23,056,179
125 The Redevelopment Authority of the City of Scranton, Lackawanna county,
Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%,
11/15/28
5/24 at 100.00 125,133
Total Tax Obligation/General 101,908,552
Tax Obligation/Limited - 10.2% (6.2% of Total Investments)
190 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021,
6.000%, 5/01/42, 144A
5/31 at 100.00 199,641
155 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%,
5/01/33, 144A
5/28 at 100.00 159,449
1,115 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017,
5.000%, 5/01/42, 144A
5/27 at 100.00 1,115,819
1,415 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, Neuweiler Lofts Project, Series 2023,
6.250%, 5/01/42, 144A
5/33 at 100.00 1,425,410
Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease
Bonds, Master Settlement, Series 2018:
1,500 5.000%, 6/01/31 6/28 at 100.00 1,613,065
1,715 4.000%, 6/01/39 - AGM Insured 6/28 at 100.00 1,729,394
7,215 (c) 4.000%, 6/01/39 - AGM Insured, (UB) 6/28 at 100.00 7,275,553

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Tax Obligation/Limited (continued)
$ 1,363 Monroe County Industrial Development Authority, Pennsylvania, Special
Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014,
6.875%, 7/01/33, 144A
7/24 at 100.00 $ 1,363,182
1,100 Montgomery County Redevelopment Authority, Pennsylvania, Special
Obligation Revenue Bonds, River Pointe Project Series 2023, 6.500%, 9/01/43
9/33 at 100.00 1,128,828
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike
Special Revenue Bonds, Subordinate Series 2014A:
2,650 4.750%, 12/01/37 12/26 at 100.00 2,737,365
4,000 4.900%, 12/01/44 12/26 at 100.00 4,110,855
1,910 Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds,
Subordinate Series 2018B, 5.000%, 12/01/48
12/28 at 100.00 1,986,597
5,530 Philadelphia Authority For Industrial Development, Pennsylvania, City
Agreement Revenue Bonds, Cultural and Commercial Corridors Program,
Refunding Series 2016A, 5.000%, 12/01/30
12/25 at 100.00 5,670,883
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured 2018A-1:
1,137 4.750%, 7/01/53 7/28 at 100.00 1,137,650
1,935 5.000%, 7/01/58 7/28 at 100.00 1,949,509
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2:
2,018 4.329%, 7/01/40 7/28 at 100.00 2,008,774
901 4.329%, 7/01/40 7/28 at 100.00 896,881
3,319 4.784%, 7/01/58 7/28 at 100.00 3,310,710
10,000 (c) Southeastern Pennsylvania Transportation Authority, Revenue Bonds, Asset
Improvement Series 2022, 5.250%, 6/01/52, (UB)
6/32 at 100.00 10,997,523
825 Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet
Victory Center Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
1/28 at 100.00 830,265
Total Tax Obligation/Limited 51,647,353
Transportation - 16.5% (10.1% of Total Investments)
1,760 Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds,
Pittsburgh International Airport, Series 2021A, 5.000%, 1/01/51, (AMT)
1/31 at 100.00 1,817,428
8,020 (c) Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds,
Pittsburgh International Airport, Series 2021B, 5.000%, 1/01/56, (UB)
1/31 at 100.00 8,404,176
10,000 (c) Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds,
Pittsburgh International Airport, Series 2023A, 5.500%, 1/01/53 - AGM
Insured, (AMT), (UB)
1/33 at 100.00 10,930,413
1,350 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds,
Series 2018A, 5.000%, 1/01/39
1/29 at 100.00 1,466,661
4,000 Pennsylvania Economic Development Financing Authority, Parking System
Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%,
1/01/44 - AGM Insured
3/24 at 100.00 4,001,785
12,170 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital
Appreciation Series 2009E, 6.375%, 12/01/38
12/27 at 100.00 13,443,813
820 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding
Subordinate Second Series 2016B-2, 5.000%, 6/01/39
6/26 at 100.00 840,960
3,000 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C,
5.000%, 12/01/44
12/24 at 100.00 3,023,912
8,735 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B,
5.000%, 12/01/45
12/25 at 100.00 8,858,163
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B:
1,215 (c) 5.250%, 12/01/47, (UB) 12/32 at 100.00 1,357,996
2,365 (c) 5.250%, 12/01/52, (UB) 12/32 at 100.00 2,612,551
12,000 (c) Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2023A,
5.000%, 12/01/53, (UB)
12/33 at 100.00 12,974,578
2,005 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate
Series 2009C, 6.250%, 6/01/33 - AGM Insured
6/26 at 100.00 2,154,741
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate
Series 2017B-1:
1,435 5.000%, 6/01/31 6/27 at 100.00 1,520,488
1,430 5.000%, 6/01/33 6/27 at 100.00 1,512,422
1,100 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate
Series 2021A, 4.000%, 12/01/50
12/30 at 100.00 1,059,012

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NQP
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Transportation (continued)
$ 585 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A,
3.000%, 7/01/34 - AGM Insured
7/27 at 100.00 $ 555,608
1,490 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B,
5.000%, 7/01/47, (AMT)
7/27 at 100.00 1,509,466
1,225 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020A,
4.000%, 7/01/35
7/30 at 100.00 1,274,969
1,470 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020C,
4.000%, 7/01/50, (AMT)
7/30 at 100.00 1,364,317
Pittsburgh and Allegheny County Sports and Exhibition Authority,
Pennsylvania, Parking Revenue Bonds, Series 2017:
1,000 5.000%, 12/15/30 12/27 at 100.00 1,058,554
550 5.000%, 12/15/34 12/27 at 100.00 581,357
1,000 5.000%, 12/15/36 12/27 at 100.00 1,051,647
250 5.000%, 12/15/37 12/27 at 100.00 261,873
Total Transportation 83,636,890
U.S. Guaranteed - 7.1% (4.3% of Total Investments) (f)
Berks County Industrial Development Authority, Pennsylvania, Healthcare
Facilities Revenue Bonds, The Highlands at Wyomissing, Series 2018:
1,000 5.000%, 5/15/43, (Pre-refunded 5/15/25) 5/25 at 102.00 1,039,623
400 5.000%, 5/15/48, (Pre-refunded 5/15/25) 5/25 at 102.00 415,849
Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds,
Mount Nittany Medical Center Project, Series 2016A:
805 5.000%, 11/15/41, (Pre-refunded 11/15/25) 11/25 at 100.00 830,177
2,985 5.000%, 11/15/46, (Pre-refunded 11/15/25) 11/25 at 100.00 3,078,358
Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Diakon Lutheran Social Ministries Project, Series 2015:
2,170 4.000%, 1/01/33, (Pre-refunded 1/01/25) 1/25 at 100.00 2,180,896
625 4.000%, 1/01/33, (Pre-refunded 1/01/25) 1/25 at 100.00 628,138
2,330 5.000%, 1/01/38, (Pre-refunded 1/01/25) 1/25 at 100.00 2,360,479
560 5.000%, 1/01/38, (Pre-refunded 1/01/25) 1/25 at 100.00 567,325
Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Diakon Lutheran Social Ministries Project, Series 2016:
610 3.250%, 1/01/39, (Pre-refunded 1/01/26) 1/26 at 100.00 612,279
Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,
Diakon Lutheran Social Ministries Project, Series 2019A:
1,075 5.000%, 1/01/39, (Pre-refunded 1/01/29) 1/29 at 100.00 1,182,940
135 5.000%, 1/01/39, (Pre-refunded 1/01/29) 1/29 at 100.00 148,555
Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series
2016A:
430 5.000%, 7/01/41, (Pre-refunded 7/01/26) 7/26 at 100.00 449,550
Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series
2019A:
120 4.000%, 7/01/45, (Pre-refunded 7/01/29) 7/29 at 100.00 127,100
150 5.000%, 7/01/49, (Pre-refunded 7/01/29) 7/29 at 100.00 166,248
1,235 East Hempfield Township Industrial Development Authority, Pennsylvania,
Student Services Inc - Student Housing Project at Millersville University, Series
2014, 5.000%, 7/01/46, (Pre-refunded 7/01/24)
7/24 at 100.00 1,240,243
1,900 East Hempfield Township Industrial Development Authority, Pennsylvania,
Student Services Inc - Student Housing Project at Millersville University, Series
2015, 5.000%, 7/01/47, (Pre-refunded 7/01/25)
7/25 at 100.00 1,943,651
9,000 Montgomery County Industrial Development Authority, Pennsylvania, Health
System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series
2015A, 5.250%, 1/15/45, (Pre-refunded 1/15/25)
1/25 at 100.00 9,146,109
Pennsbury School District, Bucks County, Pennsylvania, General Obligation
Bonds, Series 2016A:
1,000 5.000%, 10/01/33, (Pre-refunded 4/01/25) 4/25 at 100.00 1,020,828
1,860 5.000%, 10/01/34, (Pre-refunded 4/01/25) 4/25 at 100.00 1,898,741
2,045 5.000%, 10/01/35, (Pre-refunded 4/01/25) 4/25 at 100.00 2,087,594
Philadelphia Authority for Industrial Development, Pennsylvania, Revenue
Bonds, University of the Arts, Series 2017:
140 5.000%, 3/15/45, (Pre-refunded 3/15/28), 144A 3/28 at 100.00 152,471

Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
U.S. Guaranteed (f) (continued)
$ 1,335 Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity
Health Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48, (Pre-
refunded 12/01/28)
12/28 at 100.00 $ 1,482,281
3,000 Southcentral Pennsylvania General Authority, Revenue Bonds, WellSpan
Health Obligated Group, Series 2014A, 5.000%, 6/01/44, (Pre-refunded
6/01/24)
6/24 at 100.00 3,009,954
Total U.S. Guaranteed 35,769,389
Utilities - 21.2% (13.0% of Total Investments)
Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds,
Refunding Series 2015:
3,325 5.000%, 12/01/40 12/25 at 100.00 3,370,741
3,320 5.000%, 12/01/45 12/25 at 100.00 3,366,229
1,000 Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds,
Series 2018, 5.000%, 6/01/43
6/28 at 100.00 1,056,728
4,165 (c) Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds,
Series 2022, 5.000%, 6/01/53, (UB)
6/32 at 100.00 4,454,709
6,500 Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series
2006A, 4.375%, 1/01/35, (Mandatory Put 7/01/33)
No Opt. Call 6,627,290
2,000 Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue
Bonds, Series 2020B, 3.000%, 9/01/47
9/30 at 100.00 1,545,528
7,000 (c) Bucks County Water and Sewer Authority, Pennsylvania, Sewer System
Revenue Bonds, Series 2022A, 4.250%, 12/01/47 - AGM Insured, (UB)
12/32 at 100.00 7,021,931
Delaware County Regional Water Quality Control Authority, Pennsylvania,
Sewer Revenue Bonds, Series 2015:
1,110 5.000%, 5/01/40 5/25 at 100.00 1,125,280
855 4.000%, 5/01/45 5/25 at 100.00 855,128
Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds,
Allentown Concession, Capital Appreciation Series 2013B:
7,295 0.000%, 12/01/34 No Opt. Call 4,867,711
4,420 0.000%, 12/01/35 No Opt. Call 2,806,491
5,815 Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds,
Allentown Concession, Series 2013A, 5.125%, 12/01/47
3/24 at 100.00 5,844,452
2,000 Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds,
Allentown Concession, Series 2024, 4.000%, 12/01/46 , (WI/DD)
No Opt. Call 1,980,757
295 Luzerne County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Pennsylvania-American Water Company Project, Refunding Series
2019, 2.450%, 12/01/39, (AMT), (Mandatory Put 12/03/29)
12/29 at 100.00 268,714
3,940 Pennsylvania Economic Development Financing Authority, Exempt Facilities
Revenue Bonds, York Water Company Project, Refunding Series 2019A,
3.000%, 10/01/36, (AMT)
10/29 at 100.00 3,691,433
3,400 Pennsylvania Economic Development Financing Authority, Exempt Facilities
Revenue Bonds, York Water Company Project, Refunding Series 2019B,
3.100%, 11/01/38, (AMT)
11/29 at 100.00 3,091,288
10,500 Pennsylvania Economic Development Financing Authority, Revenue Bonds,
Pennsylvania-American Water Company, Refunding Series 2019, 3.000%,
4/01/39
10/29 at 100.00 9,244,988
2,000 Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General
Ordinance, Fifteenth Series 2017, 5.000%, 8/01/37
8/27 at 100.00 2,087,546
2,790 Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General
Ordinance, Sixteenth Series 2020A, 5.000%, 8/01/50 - AGM Insured
8/30 at 100.00 2,979,366
2,735 Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth
Series 2015, 5.000%, 8/01/29
8/25 at 100.00 2,792,454
Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series
2018A:
5,000 (c) 5.000%, 10/01/48, (UB) 10/28 at 100.00 5,257,248
7,000 (c) 5.000%, 10/01/53, (UB) 10/28 at 100.00 7,332,522
5,000 Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series
2022C, 5.500%, 6/01/52
6/32 at 100.00 5,578,907
12,000 (c) Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series
2023B, 4.500%, 9/01/48 - AGM Insured, (UB)
9/33 at 100.00 12,315,582

Nuveen Pennsylvania Quality Municipal Income Fund
(continued)
Portfolio of Investments
February 29, 2024

NQP
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
Utilities (continued)
Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System
Revenue Bonds, First Lien Series 2023A:
$ 3,250 5.000%, 9/01/48 - AGM Insured 9/33 at 100.00 $ 3,530,084
2,630 4.250%, 9/01/53 - AGM Insured 9/33 at 100.00 2,623,390
Westmoreland County Municipal Authority, Pennsylvania, Municipal Service
Revenue Bonds, Refunding Series 2020:
1,000 4.000%, 8/15/24 - AGM Insured No Opt. Call 1,002,903
1,000 2.450%, 8/15/37 - AGM Insured 8/28 at 100.00 846,484
Total Utilities 107,565,884
Total Municipal Bonds
(cost $803,382,306) 765,478,500
Shares Description (a) Value
X 50,685,306
COMMON STOCKS - 10.0%  (6.1% of Total Investments) X 50,685,306
Utilities - 10 .0% ( 6 .1 % of Total Investments)
601,606 (g),(h) Energy Harbor Corp $ 50,685,306
Total Utilities 50,685,306
Total Common Stocks
(cost $16,839,773) 50,685,306
Principal
Amount (000) Description Coupon (i)
Reference
Rate (i) Spread (i) Maturity (j) Value
14,096
VARIABLE RATE SENIOR LOAN INTERESTS - 0.0%  (0.0% of Total Investments) X 14,096
Capital Goods - 0 .0% ( 0 .0 % of Total Investments)
$ 64
(d),(e)
KDC Agribusiness Fairless Hills
LLC
12.000% N/A N/A 09/17/24 $ 14,096
Total Capital Goods 14,096
Total Variable Rate Senior Loan Interests
(cost $64,338) 14,096
Total Long-Term Investments
(cost $820,286,417) 816,177,902
Principal
Amount (000) Description (a)
Optional Call
Provisions (b) Value
SHORT-TERM INVESTMENTS -  2.4% (1.4% of Total Investments)
X 12,000,000
MUNICIPAL BONDS - 2.4%  (1.4% of Total Investments) X 12,000,000
Education and Civic Organizations - 1 .4% ( 0 .8 % of Total Investments)
$ 7,000 (k) Washington County Authority, Pennsylvania, Revenue Bonds, University of
Pennsylvania, Series 2004, 3.000%, 7/01/34, (Mandatory Put 3/07/24)
3/24 at 100.00 $ 7,000,000
Total Education and Civic Organizations 7,000,000
Transportation - 1 .0% ( 0 .6 % of Total Investments)
5,000 (k) Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2023B,
3.240%, 12/01/43, (Mandatory Put 3/07/24)
2/24 at 100.00 5,000,000
Total Transportation 5,000,000
Total Municipal Bonds
(cost $12,000,000) 12,000,000
Total Short-Term Investments
(cost $12,000,000) 12,000,000
Total Investments
(cost $832,286,417) - 163.6% 828,177,902
Floating Rate Obligations - (21.7)%   (109,865,000)
VRDP Shares, Net - (42.8)% (l) (216,854,429)
Other Assets & Liabilities, Net - 0.9% 4,730,000
Net Assets Applicable to Common Shares - 100% $ 506,188,473

(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(c) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e) For fair value measurement disclosure purposes, investment classified as Level 3.
(f) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g) On March 1, 2024, Vistra Corp. (“Vistra”) completed its acquisition of Energy Harbor Corp (“ENGH”).  ENGH has been merged into a newly formed subsidiary of Vistra, Vistra Vision.  In connection with the transaction, holders of ENGH common stock received a combination of cash
and membership interests in Vistra Vision.   These Vistra Vision interests were issued in a private transaction and may have reduced secondary market liquidity.
(h) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(i) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(j) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(k) Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment.
The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(l) VRDP Shares, Net as a percentage of Total Investments is 26.2%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
N/A Not Applicable.
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD When-issued or delayed delivery security.
See Notes to Financial Statements

Statement of Assets and Liabilities
February 29, 2024
See Notes to Financial Statements

February 29, 2024 NXJ NAN NRK NNY NXN NQP
ASSETS
Long-term investments, at value
†
$ 935,193,131 $ 621,984,348 $ 1,708,078,409 $ 164,965,744 $ 49,045,390 $ 816,177,902
Short-term investments, at value
◊
10,000,000 – – 750,000 – 12,000,000
Cash – – – – 51,550 –
Receivables:
Interest 9,615,066 7,804,482 19,524,247 1,977,733 640,847 10,065,842
Investments sold 11,938,680 7,380,732 22,565,529 4,105,340 526,514 2,686,273
Other 219,160 188,551 786,403 1,028 18,024 202,705
Total assets 966,966,037 637,358,113 1,750,954,588 171,799,845 50,282,325 841,132,722
LIABILITIES
Cash overdraft 5,172,946 1,796,371 1,516,241 26,702 – 3,114,871
Floating rate obligations 59,720,000 28,840,000 13,480,000 – – 109,865,000
AMTP Shares, Net
*
– 126,953,788 – – – –
MFP Shares, Net
**
– – 79,609,208 – – –
VRDP Shares, Net
***
312,741,810 88,272,961 582,232,848 – – 216,854,429
Payables:
Management fees 428,779 296,368 789,107 67,719 10,300 386,812
Dividends 1,320,649 1,224,991 3,416,117 495,012 152,264 1,112,026
Interest 357,754 317,009 183,113 – 17 1,254,624
Investments purchased - regular settlement – – 7,080,607 – – 92,255
Investments purchased - when-issued/delayed-
delivery settlement 14,277,360 – – – – 1,956,060
Accrued expenses:
Custodian fees 60,185 40,203 103,772 15,835 7,984 49,899
Investor relations 1,609 8,134 22,057 2,656 1,069 465
Trustees fees 214,877 117,620 440,044 3,543 20,153 201,062
Professional fees 34,387 31,977 38,340 34,859 30,170 33,709
Shareholder reporting expenses 7,533 11,071 23,474 6,283 2,558 5,861
Shareholder servicing agent fees – 1,954 2,038 723 153 1,593
Other 8,881 3,308 1,636 393 248 15,583
Total liabilities 394,346,770 247,915,755 688,938,602 653,725 224,916 334,944,249
Commitments and contingencies
(1)
Net assets applicable to common shares $ 572,619,267 $ 389,442,358 $ 1,062,015,986 $ 171,146,120 $ 50,057,409 $ 506,188,473
Common shares outstanding 41,232,935 30,836,332 87,235,304 18,886,052 3,924,894 37,217,802
Net asset value ("NAV") per common share
outstanding $ 13 .89 $ 12 .63 $ 12 .17 $ 9 .06 $ 12 .75 $ 13 .60
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share $ 412,329 $ 308,363 $ 872,353 $ 188,861 $ 39,249 $ 372,178
Paid-in capital 587,741,887 435,443,404 1,172,891,212 178,431,300 53,856,608 525,848,648
Total distributable earnings (loss) (15,534,949) (46,309,409) (111,747,579) (7,474,041) (3,838,448) (20,032,353)
Net assets applicable to common shares $ 572,619,267 $ 389,442,358 $ 1,062,015,986 $ 171,146,120 $ 50,057,409 $ 506,188,473
Authorized shares:
Common Unlimited Unlimited Unlimited Unlimited Unlimited Unlimited
Preferred Unlimited Unlimited Unlimited — — Unlimited
†
Long-term investments, cost $ 941,247,059 $ 609,706,403 $ 1,656,728,481 $ 161,550,863 $ 48,403,309 $ 820,286,417
◊
Short-term investments, cost $ 10,000,000 $ — $ — $ 750,000 $ — $ 12,000,000
*
AMTP Shares, liquidation preference — 127,000,000 — — — —
**
MFP Shares, liquidation preference — — 80,000,000 — — —
***
    VRDP Shares, liquidation preference 313,900,000 89,000,000 583,800,000 — — 217,500,000
(1) As disclosed in Notes to Financial Statements.

Statement of Operations
February 29, 2024
See Notes to Financial Statements

Year Ended February 29, 2024 NXJ NAN NRK NNY
INVESTMENT INCOME
Interest $ 35,996,683 $ 27,854,548 $ 76,060,569 $ 7,360,694
Total investment income 35,996,683 27,854,548 76,060,569 7,360,694
EXPENSES
– – – –
Management fees 5,327,285 3,670,358 9,835,920 821,905
Shareholder servicing agent fees 25,902 24,312 25,598 9,290
Interest expense and amortization of offering costs 15,306,860 9,736,738 24,435,107 16,603
Trustees fees 32,348 22,122 62,945 6,253
Custodian expenses, net 58,176 35,828 88,922 14,018
Excise tax liability expense 1,568 — 286 —
Investor relations expenses 43,964 27,568 76,980 8,351
Liquidity fees — 737,258 4,570,462 —
Professional fees 138,985 68,204 94,217 44,979
Remarketing fees — 45,242 748,572 —
Shareholder reporting expenses 36,477 27,354 49,091 17,496
Stock exchange listing fees 12,591 9,365 26,477 —
Other 84,214 73,657 154,870 5,146
Total expenses 21,068,370 14,478,006 40,169,447 944,041
Net investment income (loss) 14,928,313 13,376,542 35,891,122 6,416,653
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments (3,587,320) (8,913,835) (16,799,158) (1,495,353)
Net realized gain (loss) (3,587,320) (8,913,835) (16,799,158) (1,495,353)
Change in unrealized appreciation (depreciation) on:
Investments 25,807,149 21,480,051 54,973,374 4,783,598
Net change in unrealized appreciation (depreciation) 25,807,149 21,480,051 54,973,374 4,783,598
Net realized and unrealized gain (loss) 22,219,829 12,566,216 38,174,216 3,288,245
Net increase (decrease) in net assets applicable to common shares from operations $ 37,148,142 $ 25,942,758 $ 74,065,338 $ 9,704,898

Statement of Operations
(continued)
See Notes to Financial Statements

Year Ended February 29, 2024 NXN NQP
INVESTMENT INCOME
Interest $ 2,139,119 $ 31,657,030
Total investment income 2,139,119 31,657,030
EXPENSES
– –
Management fees 127,865 4,789,500
Shareholder servicing agent fees 1,968 19,377
Interest expense and amortization of offering costs 1,561 13,876,353
Trustees fees 1,827 26,201
Custodian expenses, net 9,504 50,905
Investor relations expenses 2,614 37,319
Professional fees 32,523 110,733
Shareholder reporting expenses 9,924 39,363
Stock exchange listing fees 7,402 11,346
Other 12,298 79,284
Total expenses 207,486 19,040,381
Net investment income (loss) 1,931,633 12,616,649
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments (478,539) (4,875,475)
Net realized gain (loss) (478,539) (4,875,475)
Change in unrealized appreciation (depreciation) on:
Investments 1,533,719 24,812,407
Net change in unrealized appreciation (depreciation) 1,533,719 24,812,407
Net realized and unrealized gain (loss) 1,055,180 19,936,932
Net increase (decrease) in net assets applicable to common shares from operations $ 2,986,813 $ 32,553,581

Statement of Changes in Net Assets
See Notes to Financial Statements

NXJ NAN
Year Ended
2/29/24
Year Ended
2/28/23
Year Ended
2/29/24
Year Ended
2/28/23
OPERATIONS
Net investment income (loss) $ 14,928,313 $ 21,733,403 $ 13,376,542 $ 15,849,227
Net realized gain (loss) (3,587,320) (5,591,822) (8,913,835) (33,109,286)
Net change in unrealized appreciation (depreciation) 25,807,149 (81,281,533) 21,480,051 (40,684,400)
Net increase (decrease) in net assets applicable to common shares from operations 37,148,142 (65,139,952) 25,942,758 (57,944,459)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (14,725,528) (23,105,996) (14,373,601) (16,721,423)
Return of Capital (1,133,097) – – –
Total distributions (15,858,625) (23,105,996) (14,373,601) (16,721,423)
CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased and retired (2,862,180) – (147,986) –
Net increase (decrease) applicable to common shares from capital share transactions (2,862,180) — (147,986) —
Net increase (decrease) in net assets applicable to common shares 18,427,337 (88,245,948) 11,421,171 (74,665,882)
Net assets applicable to common shares at the beginning of the period 554,191,930 642,437,878 378,021,187 452,687,069
Net assets applicable to common shares at the end of the
period $ 572,619,267 $ 554,191,930 $ 389,442,358 $ 378,021,187

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)
NRK NNY
Year Ended
2/29/24
Year Ended
2/28/23
Year Ended
2/29/24
Year Ended
2/28/23
OPERATIONS
Net investment income (loss) $ 35,891,122 $ 43,546,907 $ 6,416,653 $ 5,861,800
Net realized gain (loss) (16,799,158) (93,573,167) (1,495,353) (7,772,946)
Net change in unrealized appreciation (depreciation) 54,973,374 (114,659,298) 4,783,598 (10,667,518)
Net increase (decrease) in net assets applicable to common shares from operations 74,065,338 (164,685,558) 9,704,898 (12,578,664)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (38,383,535) (46,060,243) (6,307,941) (5,580,829)
Total distributions (38,383,535) (46,060,243) (6,307,941) (5,580,829)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets applicable to common shares 35,681,803 (210,745,801) 3,396,957 (18,159,493)
Net assets applicable to common shares at the beginning of the period 1,026,334,183 1,237,079,984 167,749,163 185,908,656
Net assets applicable to common shares at the end of the
period $ 1,062,015,986 $ 1,026,334,183 $ 171,146,120 $ 167,749,163

See Notes to Financial Statements

NXN NQP
Year Ended
2/29/24
Year Ended
2/28/23
Year Ended
2/29/24
Year Ended
2/28/23
OPERATIONS
Net investment income (loss) $ 1,931,633 $ 1,746,669 $ 12,616,649 $ 17,682,061
Net realized gain (loss) (478,539) (2,443,597) (4,875,475) (6,002,823)
Net change in unrealized appreciation (depreciation) 1,533,719 (3,199,695) 24,812,407 (75,961,063)
Net increase (decrease) in net assets applicable to common shares from operations 2,986,813 (3,896,623) 32,553,581 (64,281,825)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (1,921,236) (1,644,531) (12,498,590) (18,635,597)
Return of Capital – – (988,269) –
Total distributions (1,921,236) (1,644,531) (13,486,859) (18,635,597)
CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased and retired – – (1,858,206) –
Net increase (decrease) applicable to common shares from capital share transactions — — (1,858,206) —
Net increase (decrease) in net assets applicable to common shares 1,065,577 (5,541,154) 17,208,516 (82,917,422)
Net assets applicable to common shares at the beginning of the period 48,991,832 54,532,986 488,979,957 571,897,379
Net assets applicable to common shares at the end of the
period $ 50,057,409 $ 48,991,832 $ 506,188,473 $ 488,979,957

Statement of Cash Flows
February 29, 2024
See Notes to Financial Statements

Year Ended February 29, 2024
NXJ NAN NRK NQP
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from
Operations $ 37,148,142 $ 25,942,758 $ 74,065,338 $ 32,553,581
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments (167,985,576) (213,003,228) (464,942,394) (108,702,039)
Proceeds from sale and maturities of investments 140,648,137 216,060,207 481,195,635 111,629,790
Proceeds from (Purchase of) short-term investments, net (10,000,000) — — (12,000,000)
Taxes paid — (5,503) (12,168) —
Amortization (Accretion) of premiums and discounts, net 194,683 1,636,968 363,342 2,697,385
Amortization of deferred offering costs 60,448 55,267 108,086 34,491
(Increase) Decrease in:
Receivable for interest (356,734) 41,225 317,697 (61,290)
Receivable for investments sold (11,938,680) (7,355,732) 714,471 (1,746,273)
Other assets (151) (1,003) 51,508 841
Increase (Decrease) in:
Payable for interest (41,620) 56,902 (198,480) (45,016)
Payable for investments purchased - regular settlement — — 7,080,607 92,255
Payable for investments purchased - when-issued/delayed-delivery settlement 13,292,770 — — 979,590
Payable for management fees 16,083 6,484 19,999 13,737
Accrued custodian fees (17,290) (14,172) (40,117) (13,088)
Accrued investor relations fees (12,870) (2,421) (7,625) (11,824)
Accrued Trustees fees 23,855 13,099 47,771 22,377
Accrued professional fees 3,187 6,710 7,888 3,526
Accrued shareholder reporting expenses (12,966) (5,199) (10,586) (13,463)
Accrued shareholder servicing agent fees (2,644) (2,119) (2,346) (1,749)
Accrued other expenses 2,895 (1,253) (41,497) 9,396
Net realized (gain) loss from investments 3,587,320 8,913,835 16,799,158 4,875,475
Net change in unrealized (appreciation) depreciation of investments (25,807,149) (21,480,051) (54,973,374) (24,812,407)
Net cash provided by (used in) operating activities (21,198,160) 10,862,774 60,542,913 5,505,295
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings 451,017 19,151,218 55,996,754 660,198
(Repayments) of borrowings (451,017) (19,151,218) (58,596,754) (660,198)
Proceeds from floating rate obligations 39,110,000 28,840,000 — 48,715,000
(Repayments of) floating rate obligations (12,625,000) (25,825,000) (20,000,000) (46,120,000)
Increase (Decrease) in:
Cash overdraft 5,172,946 485,739 (108,007) 3,114,871
Cash distributions paid to common shareholders (15,753,762) (14,215,527) (37,834,906) (13,346,183)
Cost of common shares repurchased and retired (2,862,180) (147,986) — (1,858,206)
Net cash provided by (used in) financing activities 13,042,004 (10,862,774) (60,542,913) (9,494,518)
Net increase (decrease) in Cash and Cash collateral at brokers (8,156,156) – – (3,989,223)
Cash and Cash collateral at brokers at the beginning of period 8,156,156 — — 3,989,223
Cash and Cash collateral at brokers at the end of period $ — $ — $ — $ —
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION NXJ NAN NRK NQP
Cash paid for interest
$ 15,272,085 $ 9,591,160 $ 24,439,681 $ 13,884,211

Financial Highlights
(continued)
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
NXJ
2/29/24 $ 13.36 $ 0.36 $ 0.55 $ 0.91 $ (0.35) $ — $ (0.03) $ (0.38) $ 13.89 $ 12.00
2/28/23 15.49 0.52 (2.09) (1.57) (0.56) — — (0.56) 13.36 11.37
2/28/22 16.44 0.68 (0.93) (0.25) (0.70) — — (0.70) 15.49 13.52
2/28/21 17.12 0.71 (0.72) (0.01) (0.67) — — (0.67) 16.44 14.09
2/29/20 15.49 0.64 1.65 2.29 (0.65) (0.01) — (0.66) 17.12 14.73
NAN
2/29/24 12.25 0.43 0.42 0.85 (0.47) — — (0.47) 12.63 10.92
2/28/23 14.67 0.51 (2.39) (1.88) (0.54) — — (0.54) 12.25 10.60
2/28/22 15.34 0.58 (0.64) (0.06) (0.61) — — (0.61) 14.67 13.21
2/28/21 16.04 0.65 (0.73) (0.08) (0.62) — — (0.62) 15.34 13.92
2/29/20 14.69 0.60 1.33 1.93 (0.58) — — (0.58) 16.04 14.43
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements

Ratios of Interest
Expense
to Average Net
Assets Applicable
to Common Shares
NXJ
2/29/24
2 .75%
2/28/23
1 .50
2/28/22
0 .45
2/28/21
0 .60
2/29/20
1 .11
NAN
2/29/24
2 .78
2/28/23
1 .64
2/28/22
0 .53
2/28/21
0 .70
2/29/20
1 .33
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value(b)
Based
on
Share
Price(b)
Net
Assets,
End of
Period (000) Expenses(c)
Net
Investment
Income
(Loss)(c)
Portfolio
Turnover
Rate
6 .97% 9 .14% $ 572,619 3 .79% 2 .68% 16%
( 10 .16 ) ( 11 .96 ) 554,192 2 .53 3 .82 17
( 1 .68 ) 0 .53 642,438 1 .39 4 .10 9
0 .08 0 .42 681,846 1 .55 4 .36 12
15 .02 14 .43 710,437 2 .07 3 .94 8
7 .07 7 .65 389,442 3 .82 3 .53 35
( 12 .84 ) ( 15 .82 ) 378,021 2 .73 4 .03 73
( 0 .55 ) ( 1 .06 ) 452,687 1 .51 3 .71 16
( 0 .40 ) 0 .90 473,214 1 .70 4 .29 23
13 .33 16 .81 494,883 2 .34 3 .90 8
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements)
and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Financial Highlights
(continued)
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains Total
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
NRK
2/29/24 $ 11.77 $ 0.41 $ 0.43 $ 0.84 $ (0.44) $ — $ (0.44) $ 12.17 $ 10.83
2/28/23 14.18 0.50 (2.38) (1.88) (0.53) — (0.53) 11.77 10.29
2/28/22 14.84 0.57 (0.65) (0.08) (0.58) — (0.58) 14.18 12.69
2/28/21 15.45 0.60 (0.64) (0.04) (0.57) — (0.57) 14.84 13.44
2/29/20 14.12 0.57 1.30 1.87 (0.54) — (0.54) 15.45 13.72
NNY
2/29/24 8.88 0.34 0.17 0.51 (0.33) — (0.33) 9.06 8.30
2/28/23 9.84 0.31 (0.97) (0.66) (0.30) — (0.30) 8.88 8.31
2/28/22 10.11 0.26 (0.24) 0.02 (0.29) — (0.29) 9.84 9.27
2/28/21 10.46 0.31 (0.34) (0.03) (0.32) — (0.32) 10.11 9.63
2/29/20 9.87 0.35 0.59 0.94 (0.35) — (0.35) 10.46 10.36
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements

Ratios of Interest
Expense
to Average Net
Assets Applicable
to Common Shares
NRK
2/29/24
2.89%
2/28/23
1.80
2/28/22
0.55
2/28/21
0.80
2/29/20
1.37
NNY
2/29/24
0.01
2/28/23
— (d)
2/28/22
— (d)
2/28/21
— (d)
2/29/20
0.02
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value(b)
Based
on
Share
Price(b)
Net
Assets,
End of
Period (000) Expenses(c)
Net
Investment
Income
(Loss)(c)
Portfolio
Turnover
Rate
7.31% 9.87% $ 1,062,016 3.90% 3.49% 27%
(13.32) (14.87) 1,026,334 2.84 4.07 69
(0.70) (1.55) 1,237,080 1.53 3.77 11
(0.16) 2.31 1,294,269 1.80 4.10 22
13.47 15.57 1,347,971 2.33 3.89 12
5.91 3.96 171,146 0.56 3.81 24
(6.76) (7.22) 167,749 0.56 3.42 69
0.10 (0.91) 185,909 0.60 2.55 10
(0.17) (3.94) 154,122 0.57 3.08 24
9.72 10.93 159,252 0.59 3.45 7
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements)
and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:
(d) Value rounded to zero.

Financial Highlights
(continued)
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
NXN
2/29/24 $ 12.48 $ 0.49 $ 0.27 $ 0.76 $ (0.49) $ — $ — $ (0.49) $ 12.75 $ 11.72
2/28/23 13.89 0.45 (1.44) (0.99) (0.42) — — (0.42) 12.48 12.15
2/28/22(d) 14.35 0.38 (0.46) (0.08) (0.38) — — (0.38) 13.89 12.92
3/31/21 13.99 0.46 0.37 0.83 (0.47) — — (0.47) 14.35 14.50
3/31/20 14.08 0.49 (0.11) 0.38 (0.47) — — (0.47) 13.99 12.65
3/31/19 13.93 0.50 0.15 0.65 (0.50) — — (0.50) 14.08 13.52
NQP
2/29/24 13.08 0.34 0.54 0.88 (0.33) — (0.03) (0.36) 13.60 11.59
2/28/23 15.30 0.47 (2.19) (1.72) (0.50) — — (0.50) 13.08 11.19
2/28/22 15.68 0.64 (0.36) 0.28 (0.66) — — (0.66) 15.30 14.16
2/28/21 16.37 0.67 (0.71) (0.04) (0.65) — — (0.65) 15.68 14.15
2/29/20 14.99 0.62 1.37 1.99 (0.61) — — (0.61) 16.37 14.46
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements

Ratios of Interest
Expense
to Average Net
Assets Applicable
to Common Shares
NXN
2/29/24
— (f ) %
2/28/23
— ( f )
2/28/22(d)
— (e)(f)
3/31/21
— (f )
3/31/20
0.02
3/31/19
0.02
NQP
2/29/24
2.84
2/28/23
1.53
2/28/22
0.43
2/28/21
0.64
2/29/20
1.26
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value(b)
Based
on
Share
Price(b)
Net
Assets,
End of
Period (000) Expenses(c)
Net
Investment
Income
(Loss)(c)
Portfolio
Turnover
Rate
6.22% 0.54% $ 50,057 0.42% 3.93% 24%
(7.14) (2.57) 48,992 0.42 3.49 62
(0.62) (8.43) 54,533 0.40 (e) 2.86 (e) 16
5.98 18.66 56,311 0.40 3.25 14
2.69 (3.18) 54,893 0.43 3.39 5
4.80 8.26 55,270 0.42 3.59 16
6.88 7.00 506,188 3.90 2.59 14
(11.31) (17.61) 488,980 2.57 3.48 15
1.72 4.65 571,897 1.39 3.99 12
(0.29) 2.56 586,028 1.62 4.28 10
13.62 15.97 612,020 2.24 3.95 11
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements)
and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:
(d) For the eleven months ended February 28, 2022
(e) Annualized.
(f) Value rounded to zero.

Financial Highlights (continued)
The following table sets forth information regarding each Fund's outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.
AMTP Shares MFP Shares VRDP Shares
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per
$100,000
Share(b)
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per
$100,000
Share(b)
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per
$100,000
Share(b)
Asset
Coverage
Per $1
Liquidation
Preference(c)
NXJ
2/29/24 $ — $ — $ — $ — $ 313,900 $ 282,421 $ —
2/28/23 — — — — 313,900 276,550 —
2/28/22 — — — — 313,900 304,663 —
2/28/21 — — — — 313,900 317,218 —
2/29/20 — — — — 313,900 326,326 —
NAN
2/29/24 127,000 280,297 — — 89,000 280,297 2.80
2/28/23 127,000 275,010 — — 89,000 275,010 2.75
2/28/22 147,000 291,007 — — 89,000 291,007 2.91
2/28/21 147,000 300,514 — — 89,000 300,514 3.01
2/29/20 147,000 309,696 — — 89,000 309,696 3.10
NRK
2/29/24 — — 80,000 259,990 583,800 259,990 2.60
2/28/23 — — 80,000 254,012 583,800 254,012 2.54
2/28/22 — — 80,000 266,319 663,800 266,319 2.66
2/28/21 — — 80,000 274,008 663,800 274,008 2.74
2/29/20 — — 80,000 281,228 663,800 281,228 2.81
NQP
2/29/24 — — — — 217,500 332,730 —
2/28/23 — — — — 217,500 324,818 —
2/28/22 — — — — 217,500 362,941 —
2/28/21 — — — — 217,500 369,438 —
2/29/20 — — — — 217,500 381,388 —
(a) Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b) Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(c) Includes all preferred shares presented for the Fund.

Notes to Financial Statements

1. General Information
Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a
“Fund” and collectively, the “Funds”):
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Nuveen New York Municipal Value Fund (NNY)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NXJ, NAN, NRK, NXN and NQP were organized as Massachusetts business trusts on June 1, 1999, December 1, 1998, April
19, 2002, March 30, 1992, and December 20, 1990, respectively. NNY was organized as a Massachusetts business trust on April 12, 2021 (previously organized as a Minnesota trust on July 14, 1987).
Current Fiscal Period: The end of the reporting period for the Funds is February 29, 2024, and the period covered by these Notes to Financial
Statements is the fiscal year ended February 29, 2024 (the "current fiscal period").
Investment Adviser and Sub-Adviser: The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-
advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Developments Regarding the Funds' Control Share By-Law: On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14,
2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the
“District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February
18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds' Board of Trustees (the "Board") amended the Fund’s by-laws to provide that the
Funds' Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund's Control Share By-Law will be automatically reinstated
and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court.
On February 28, 2024, the Board of the Funds Amended and Restated By-Laws to eliminate the “control share” provisions.
NXJ, NAN, NRK, NNY - Change in Fiscal and Tax Year Ends: On February 28, 2024, the Board approved that the fiscal and tax year ends
(collectively, “fiscal year end”) be changed from February 28/29 to August 31. As a result, effective March 1, 2024, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end and the next annual report for the Funds will be for the period from March 1, 2024 through August 31, 2024.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Notes to Financial Statements
(continued)
Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and
Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:
Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Indemnifications: Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”).
Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to
Financials.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Fund
Gross
Custodian Fee
Credits
NXJ
$ 15,515
NAN
12,044
NRK
26,130
NNY
7,627
NXN
2,266
NQP
12,436

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NXJ
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Municipal Bonds $ – $ 935,193,131 $ – $ 935,193,131
Short-Term Investments:
Municipal Bonds – 10,000,000 – 10,000,000
Total $ – $ 945,193,131 $ – $ 945,193,131
NAN
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Municipal Bonds $ – $ 621,984,348 $ – $ 621,984,348
Total $ – $ 621,984,348 $ – $ 621,984,348
NRK
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Municipal Bonds $ – $ 1,708,078,409 $ – $ 1,708,078,409
Total $ – $ 1,708,078,409 $ – $ 1,708,078,409
NNY
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Municipal Bonds $ – $ 164,965,744 $ – $ 164,965,744
Short-Term Investments:
Municipal Bonds – 750,000 – 750,000
Total $ – $ 165,715,744 $ – $ 165,715,744

Notes to Financial Statements
(continued)
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as
Level 2 and further described later in these Notes to Financial Statements. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described later in these Notes to Financial Statements.
4. Portfolio Securities
Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b)
an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity
Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse
Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse
Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited
Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the
Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB
Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in
“Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB
Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the
Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
NXN
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Municipal Bonds $ – $ 49,045,390 $ – $ 49,045,390
Total $ – $ 49,045,390 $ – $ 49,045,390
NQP
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Municipal Bonds $ – $ 765,478,400 $ 100 $ 765,478,500
Common Stocks – 50,685,306 – 50,685,306
Variable Rate Senior Loan Interests – – 14,096 14,096
Short-Term Investments:
Municipal Bonds – 12,000,000 – 12,000,000
Total $ – $ 828,163,706 $ 14,196 $ 828,177,902

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that
Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of
Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the
Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity
Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and
Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Fund
Floating Rate
Obligations: Self-
Deposited
Inverse Floaters
Floating Rate
Obligations:
Externally-Deposited
Inverse Floaters Total
NXJ
$ 59,720,000 $ 9,850,000 $ 69,570,000
NAN
28,840,000 — 28,840,000
NRK
13,480,000 — 13,480,000
NNY
— — —
NXN
— — —
NQP
109,865,000 — 109,865,000
Fund
Average Floating
Rate Obligations
Outstanding
Average Annual
Interest Rate
And Fees
NXJ
$ 39,180,616 3.85%
NAN
26,771,342 3.84
NRK
22,027,945 3.78
NNY
— —
NXN
— —
NQP
111,086,534 3.91

Notes to Financial Statements
(continued)
Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
5. Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
Fund
Maximum Exposure
to Recourse Trusts:
Self-Deposited
Inverse Floaters
Maximum Exposure
to Recourse Trusts:
Externally-Deposited
Inverse Floaters Total
NXJ
$ 59,720,000 $ 9,850,000 $ 69,570,000
NAN
28,840,000 — 28,840,000
NRK
13,480,000 — 13,480,000
NNY
— — —
NXN
— — —
NQP
109,865,000 — 109,865,000
Fund
Non-U.S.
Government
Purchases
Non-U.S.
Government Sales
and Maturities
NXJ
$ 167,985,576 $ 140,648,137
NAN
213,003,228 216,060,207
NRK
464,942,394 481,195,635
NNY
38,977,675 43,542,942
NXN
11,477,069 12,507,302
NQP
108,702,039 111,629,790

6. Fund Shares
Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares: NAN has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”)
Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NAN’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium
Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate.
Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:
NXJ
Year Ended
2/29/24
Year Ended
2/28/23
Common Shares:
Repurchased and retired (250,000) —
Total (250,000) —
Weighted average common share:
Price per share repurchased and retired $11.43 $–
Discount per share repurchased and retired (16.32)% –%
NAN
Year Ended
2/29/24
Year Ended
2/28/23
Common Shares:
Repurchased and retired (15,000) —
Total (15,000) —
Weighted average common share:
Price per share repurchased and retired $9.85 $–
Discount per share repurchased and retired (16.90)% –%
NQP
Year Ended
2/29/24
Year Ended
2/28/23
Common Shares:
Repurchased and retired (165,540) —
Total (165,540) —
Weighted average common share:
Price per share repurchased and retired $11.21 $–
Discount per share repurchased and retired (15.99)% –%
Fund Series
Shares
Outstanding
Liquidation
Preference
Liquidation
Preference,
net of
deferred
offering costs
NAN 2028 1,270 $127,000,000 $126,953,788

Notes to Financial Statements
(continued)
* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP
Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of AMTP Shares on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares: NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
• Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
• Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed
“spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.
• Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
Fund
Notice
Period Series
Term
Redemption Date
Premium
Expiration Date
NAN 360-day 2028 December 1, 2028* November 30, 2019
Fund
Average
Liquidation
Preference of
AMTP
Shares
Outstanding
Annualized
Dividend Rate
NAN
$ 127,000,000 4.31%

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the
Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement
Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP
Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities.
Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of
Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares. These offering costs are recognized as a component of MFP Shares on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
Variable Rate Demand Preferred Shares: The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”)
Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NXJ, NAN, NRK and NQP had $312,741,810, $88,272,961, $582,232,848 and $216,854,429 VRDP Shares
at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:
Fund Series
Shares
Outstanding
Liquidation
Preference
Liquidation
Preference,
net of
deferred
offering costs
Term
Redemption Date Mode
Mode
Termination Date
NRK A 800 $80,000,000 $79,609,208 May 1, 2047 VRRM May 1, 2047
Fund
Average
Liquidation
Preference of MFP
Shares
Outstanding
Annualized
Dividend Rate
NRK
$ 80,000,000 3.86%
Fund Series
Shares
Outstanding
Remarketing
Fees*
Liquidation
Preference
Special Rate
Period Expiration Maturity
NXJ 1 810 N/A** $81,000,000 July 17, 2024 August 3, 2043
2 1,443 N/A** $144,300,000 April 1, 2043*** April 1, 2043
3 886 N/A** $88,600,000 April 1, 2043*** April 1, 2043
NAN 1 890 0.05% $89,000,000 N/A March 1, 2040
NRK 1 1,123 0.10% $112,300,000 N/A August 1, 2040
2 1,348 0.10% $134,800,000 N/A August 1, 2040
3 1,617 0.10% $161,700,000 N/A December 1, 2040
5 1,750 0.05% $175,000,000 N/A June 1, 2046
NQP 2 1,125 N/A** $112,500,000
December 1,
2042*** December 1, 2042
3 1,050 N/A** $105,000,000
December 1,
2042*** December 1, 2042
* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
** Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
*** Subject to earlier termination by either the Fund or the holder.

Notes to Financial Statements
(continued)
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
All series of NXJ’s and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of VRDP Shares on the
Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of
Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of VRDP Shares on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions:  Transactions in preferred shares during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:
Transactions in VRDP Shares for the Funds, where applicable, were as follows:
Fund
Average
Liquidation
Preference of
VRDP
Shares
Outstanding
Annualized
Dividend Rate
NXJ
$ 313,900,000 4.37%
NAN
89,000,000 3.50
NRK
583,800,000 3.46
NQP
217,500,000 4.36
Year Ended
February 28, 2023
NAN Series Shares Amount
AMTP Shares redeemed 2028 (200) $(20,000,000)
Year Ended
February 28, 2023
NRK Series Shares Amount
VRDP Shares redeemed 2 (300) $(30,000,000)
4 (500)    (50,000,000)
Total (800) $(80,000,000)

7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of NRK, the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible expenses, tax basis earnings and profits adjustments, taxable market discount, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid was as follows:
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
NXJ
$ 890,771,858 $ 29,527,312 $ (34,826,039) $ (5,298,727)
NAN
580,688,367 18,951,056 (6,495,075) 12,455,981
NRK
1,642,972,739 62,698,060 (11,072,390) 51,625,670
NNY
162,059,002 4,712,570 (1,055,828) 3,656,742
NXN
48,370,507 1,150,990 (476,107) 674,883
NQP
722,528,079 50,043,154 (54,258,331) (4,215,177)
Fund
Undistributed
Tax-Exempt
Income
1
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
NXJ
$ — $ 5,964 $ — $ (5,298,727) $ (8,819,650) $ — $ (1,422,536) $ (15,534,949)
NAN
— — — 12,455,981 (57,439,428) — (1,325,962) (46,309,409)
NRK
147,448 590 — 51,625,670 (159,944,639) — (3,576,648) (111,747,579)
NNY
651,077 — — 3,656,742 (11,253,051) — (528,809) (7,474,041)
NXN
188,563 — — 674,883 (4,540,973) — (160,921) (3,838,448)
NQP
— 2,416 — (4,215,177) (14,610,013) — (1,209,579) (20,032,353)
1
Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2024 and paid on March 1, 2024.
2/29/24 2/28/23
Fund
Tax-Exempt
Income
1
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
Tax-Exempt
Income
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
NXJ
$ 14,708,386 $ 17,142 $ — $ 1,133,097 $ 23,079,637 $ 26,359 $ — $ —
NAN
14,373,601 — — — 16,609,131 112,292 — —
NRK
38,381,531 2,004 — — 46,060,243 — — —
NNY
6,295,084 12,857 — — 5,530,961 49,868 — —
NXN
1,921,236 — — — 1,639,968 4,563 — —
NQP
12,490,374 8,216 — 988,269 18,528,690 106,907 — —

Notes to Financial Statements
(continued)
As of year end, the Funds had capital loss carryforwards, which will not expire:
1
A portion of NNY’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
8. Management Fees and Other Transactions with Affiliates
Management Fees: Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for NXJ, NAN, NRK and NQP is calculated according to the following schedule:
The annual fund-level fee, payable monthly, for NXN is calculated according to the following schedule:
1
Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
Fund
Short-Term Long-Term Total
NXJ
$ 1,332,474 $ 7,487,176 $ 8,819,650
NAN
37,698,622 19,740,806 57,439,428
NRK
102,167,917 57,776,722 159,944,639
NNY
1
6,337,027 4,916,024 11,253,051
NXN
2,632,255 1,908,718 4,540,973
NQP
5,325,087 9,284,926 14,610,013
Average Daily Managed Assets* NXJ NAN NRK NQP
For the first $125 million 0.4500% 0.4500% 0.4500% 0.4500%
For the next $125 million 0.4375 0.4375 0.4375 0.4375
For the next $250 million 0.4250 0.4250 0.4250 0.4250
For the next $500 million 0.4125 0.4125 0.4125 0.4125
For the next $1 billion 0.4000 0.4000 0.4000 0.4000
For the next $3 billion 0.3750 0.3750 0.3750 0.3750
For managed assets over $5 billion 0.3625 0.3625 0.3625 0.3625
NXN
Average Daily Net Assets* Fund-Level Fee Rate
For the first $125 million 0.1000%
For the next $125 million 0.0875
For the next $250 million 0.0750
For the next $500 million 0.0625
For the next $1 billion 0.5000
For the next $3 billion 0.0250
For managed assets over $5 billion 0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (Net assets for NNY and NXN):
* For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective
January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of
February 29, 2024, the complex-level fee for each Fund was as follows:
Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser or by an affiliate of the Adviser (each an,  “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board
("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Fund
Complex-Level Fee
NXJ
0.1601%
NAN
0.1601%
NRK
0.1601%
NNY
0.1601%
NXN
0.1601%
NQP
0.1601%
Fund
Purchases Sales
Realized
Gain (Loss)
NXJ
$ — $ — $ —
NAN
846,120 — —
NRK
20,760,232 18,256,511 (998,398)
NNY
— — —
NXN
— — —
NQP
— — —

Notes to Financial Statements
(continued)
9. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s)
the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
10. Borrowing Arrangements
Committed Line of Credit: The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day,
$2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-
going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the
Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired in June 2023.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a)
OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed.
The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the
Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of
Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating
Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
During the Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the
Borrowings were as follows:
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities,
where applicable.
Fund
Maximum
Outstanding
Balance
NXJ
$ 451,017
NAN
17,000,000
NRK
15,900,000
NNY
879,507
NXN
135,296
NQP
660,198
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
NXJ
3 $ 451,017 6.28%
NAN
22 5,704,767 6.53
NRK
70 9,321,522 6.28
NNY
9 588,250 6.25
NXN
4 135,296 6.53
NQP
3 660,198 6.28

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund
Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund
Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4)
no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-
fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update
(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey state income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the
Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-
adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes and (iii) policy that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and New Jersey personal income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser and/or the Fund’s sub-adviser to be reliable), is exempt from regular federal income tax and New Jersey personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and
New Jersey income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both  short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Shareholder Update
(Unaudited) (continued)
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles
(other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred
Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the
Fund may not achieve its investment objectives.

NUVEEN NEW YORK QUALITY MUNICIPAL INCOME FUND (NAN)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal, New York State and New York City income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund also may invest up to 15% of its Managed Assets in inverse floating rate securities.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s investment objectives and its policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.
Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S.
federal income tax and New York State and New York City personal income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Shareholder Update
(Unaudited) (continued)
The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset
Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both  short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the
“1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission
(“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. The Fund may borrow money (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which municipal obligations are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update
(Unaudited) (continued)
NUVEEN NEW YORK AMT-FREE QUALITY MUNICIPAL INCOME FUND (NRK)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals.
As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the
Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-
adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and New York
State and New York City income taxes and from the federal alternative minimum tax applicable to individuals, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i)
67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than
50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal income tax and New York
State and New York City income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality in New York, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser to be reliable), is exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call

Shareholder Update
(Unaudited) (continued)
date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term  floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles
(other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. The
Fund may borrow (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the
Fund may not achieve its investment objectives.

NUVEEN NEW YORK MUNICIPAL VALUE FUND
(formerly known as NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.) (NNY)
Investment Objectives
The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt New York municipal obligations, current interest income exempt from both federal and New York State and New York City personal income taxes. The Fund’s secondary investment objective is to achieve enhancement of portfolio value through investments in tax-exempt New York municipal obligations that, in the opinion of the Fund’s investment adviser and/or the Fund’s sub-adviser, are underrated or represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update
(Unaudited) (continued)
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.
Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and New
York State and New York City income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset
Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term  floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, except in connection with bank borrowing and derivatives transactions (subject to certain investment restrictions). However, the Fund may borrow
(including reverse repurchase agreements) for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the
Fund may not achieve its investment objectives.

Shareholder Update
(Unaudited) (continued)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)
Investment Objective
The Fund’s investment objective is to provide stable dividends exempt from regular federal income tax, as well as New York State and New York City personal income tax, consistent with preservation of capital.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.
The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.
The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.
Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset
Management to be reliable), is exempt from regular federal and New York income tax, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both  short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

Shareholder Update
(Unaudited) (continued)
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.
However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the
Fund may not achieve its investment objective.

NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND (NQP)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income taxes and to enhance portfolio value relative to the Pennsylvania municipal bond market by investing in tax-exempt Pennsylvania municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-
adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B-  or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs)
that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes and (iii) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Pennsylvania personal income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

Shareholder Update
(Unaudited) (continued)
The municipal securities in which the Fund invests are generally issued by the Commonwealth of Pennsylvania (the “Commonwealth”), a municipality in Pennsylvania, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Pennsylvania personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’
notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal
Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the  pre-
refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the  pre-
refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry
Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both  short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The
Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. However, pursuant to its fundamental policy, the Fund may not borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the
Fund may not achieve its investment objectives.

Shareholder Update
(Unaudited) (continued)
PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
Risk NAN NXJ NRK NNY NXN NQP
Portfolio Level Risks
Alternative Minimum Tax Risk X X — X X X
Below Investment Grade Risk X X X X X X
Call Risk X X X X X X
Credit Risk X X X X X X
Credit Spread Risk X X X X X X
Deflation Risk X X X X X X
Derivatives Risk X X X X X X
Distressed or Defaulted Securities Risk X X X X X X
Duration Risk X X X X X X
Economic Sector Risk X X X X X X
Financial Futures and Options Risk X X X X X X
Hedging Risk X X X X X X
Illiquid Investments Risk X X X X X X
Income Risk X X X X X X
Inflation Risk X X X X X X
Insurance Risk X X X X X X
Interest Rate Risk X X X X X X
Inverse Floating Rate Securities Risk X X X X X X
Municipal Securities Market Liquidity Risk X X X X X X
Municipal Securities Market Risk X X X X X X
Other Investment Companies Risk X X X X X X
Puerto Rico Municipal Securities Market Risk X X X X X X
Reinvestment Risk X X X X X X
Special Considerations Related to Single State Concentration
Risk X X X X X X
Special Risks Related to Certain Municipal Obligations X X X X X X
Swap Transactions Risk X X X X X X
Tax Risk X X X X X X
Taxability Risk X X X X X X
Tobacco Settlement Bond Risk X X X X X X
Unrated Securities Risk X X X X X X
Valuation Risk X X X X X X
Zero Coupon Bonds Risk X X X X X X
Risk NAN NXJ NRK NNY NXN NQP
Fund Level and Other Risks
Anti-Takeover Provisions Risk X X X X X X
Counterparty Risk X X X X X X
Cybersecurity Risk X X X X X X
Economic and Political Events Risk X X X X X X

Risk NAN NXJ NRK NNY NXN NQP
Fund Level and Other Risks
Fund Tax Risk X X X X X X
Global Economic Risk X X X X X X
Investment and Market Risk X X X X X X
Legislation and Regulatory Risk X X X X X X
Leverage Risk X X X — — X
Market Discount from Net Asset Value X X X X X X
Recent Market Conditions X X X X X X
Reverse Repurchase Agreement Risk X X X X — X

Shareholder Update
(Unaudited) (continued)
Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the
Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Distressed or Defaulted Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the
Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.
Defaulted or distressed securities may be subject to restrictions on resale.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates
(or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector
, making the Fund more vulnerable
to unfavorable developments in that sector than funds that invest more broadly
. As
the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
If the Fund invests a significant portion of its assets in
one or more particular
sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors.
No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-
term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Shareholder Update
(Unaudited) (continued)
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the
Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico”
or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth.
In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the
Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities.
Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Special Considerations Related to Single State Concentration Risk.
Because the Fund primarily invests in municipal securities from a single state, the
Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.
Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/
or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the
Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement
Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Shareholder Update
(Unaudited) (continued)
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests.
Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-
range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia.
These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the
Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets – this may create an incentive for the investment adviser and the sub-
adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/
or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which

Shareholder Update
(Unaudited) (continued)
could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target.  Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation ("FDIC") was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s
(i) continued use of leverage as of February 29, 2024 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 29, 2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
NXJ NAN NRK NQP
Estimated Leverage as a Percentage of Managed Assets (Including
Assets Attributable to Leverage) 40.11% 38.60% 38.94% 39.27%
Estimated Annual Effective Leverage Expense Rate Payable by
Fund on Leverage 4.33% 4.31% 4.31% 4.22%
Annual Return Fund Portfolio Must Experience (net of expenses)
to Cover Estimated Annual Effective Interest Expense Rate on
Leverage 1.74% 1.66% 1.68% 1.66%
Common Share Total Return for (10.00)% Assumed Portfolio Total
Return (19.60)% (19.00)% (19.13)% (19.20)%
Common Share Total Return for (5.00)% Assumed Portfolio Total
Return (11.25)% (10.85)% (10.94)% (10.96)%
Common Share Total Return for 0.00% Assumed Portfolio Total
Return (2.90)% (2.71)% (2.75)% (2.73)%
Common Share Total Return for 5.00% Assumed Portfolio Total
Return 5.45% 5.43% 5.44% 5.50%
Common Share Total Return for 10.00% Assumed Portfolio Total
Return 13.80% 13.58% 13.63% 13.74%

Shareholder Update
(Unaudited) (continued)
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the
Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Principal Risks
The following principal risk was consolidated into a single risk factor entitled, “Special Considerations Related to Single-State Concentration,” and is
therefore no longer included as a stand-alone principal risk:
Special Considerations Related to New York Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the State of New York, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of New York municipal securities.
Information regarding the financial condition of the State of New York is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of New York.
Additionally, the State of New York is a party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New
York, and that there is no obligation on the part of the State of New York to make payment on such local obligations in the event of default.
The following risk factor was added as a principal risk for the Funds:
Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Amended and Restated By-Laws
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control
Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On February 24, 2022, the Board of the Funds suspended the Control-Share By-Law provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated By-Laws to eliminate the Control Share
By-Law provision in its entirety. Other than the elimination of the Control Share By-Law provisions, the Amended and Restated By-Laws are identical to the previously adopted by-laws.
Portfolio Managers
Nuveen New Jersey Quality Municipal Income Fund (“NXJ”) and Nuveen Pennsylvania Quality Municipal Income Fund (“NQP”)
Effective October 13, 2023, Steven Hlavin has been added as a portfolio manager.
Nuveen New York Quality Municipal Income Fund (“NAN”), Nuveen New York AMT-Free Quality Municipal Income Fund (“NRK”), Nuveen New York
Municipal Value Fund (“NNY”), and Nuveen New York Select Tax-Free Income Portfolio (“NXN”) (together, the “Funds”)
Effective October 13, 2023, Kristen M. DeJong was added as a portfolio manager to the Funds.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from  net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
NXJ $ —
NQP —
NAN —
NRK —
NNY —
NXN —

Shareholder Meeting Report
(Unaudited)

The annual meeting of shareholders was held on December 12, 2023 for NXJ and NQP; at this meeting the shareholders were asked to elect Board members.
NXJ NQP
Common and
Preferred
shares voting
together
as a class
Preferred
shares
Common and
Preferred
shares voting
together
as a class
Preferred
shares
Approval of the Board Members was reached as follows:
Amy B.R. Lancellotta
For 27,675,699 — 25,287,064 —
Withhold 4,257,503 — 3,515,810 —
Total 31,933,202 — 28,802,874 —
John K. Nelson
For 27,742,904 — 25,266,652 —
Withhold 4,190,298 — 3,536,222 —
Total 31,933,202 — 28,802,874 —
Terence J. Toth
For 27,735,229 — 25,303,738 —
Withhold 4,197,973 — 3,499,136 —
Total 31,933,202 — 28,802,874 —
Robert L. Young
For 27,751,143 — 25,305,062 —
Withhold 4,182,059 — 3,497,812 —
Total 31,933,202 — 28,802,874 —
Albin F. Moschner
For — 3,139 — 2,175
Withhold — — — —
Total — 3,139 — 2,175
Margaret L. Wolff
For — 3,139 — 2,175
Withhold — — — —
Total — 3,139 — 2,175

Additional Fund Information
(Unaudited)
Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck :
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Joseph A. Boateng Michael A. Forrester Thomas J. Kenny Amy B.R. Lancellotta Joanne T. Medero Albin F. Moschner John K. Nelson
Loren M. Starr Matthew Thornton III Terence J. Toth Margaret L. Wolff Robert L. Young
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60603
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A.
150 Royall Street
Canton, MA 02021
(800) 257-8787
NXJ NAN NRK NNY NXN NQP
Common shares repurchased 250,000 15,000 0 0 0 165,540

Glossary of Terms Used in this Report
(Unaudited)

Average Annual Total Return :
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage
(see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports
.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond
(TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded Bond/Pre-Refunding:
Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment
Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond
(TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Co-Chair and
Board Member
2008
Class II
Formerly, a Co–Founding Partner, Promus Capital (investment
advisory firm) (2008–2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts
(philanthropy); Member of the Board of Directors (since 2008),
Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair
(2017–2022), Mather Foundation Board (philanthropy); formerly,
Member (2005–2016), Chicago Fellowship Board (philanthropy);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly,
Director, LogicMark LLC (health services) (2012–2016); formerly,
Director, Legal & General Investment Management America, Inc.
(asset management) (2008–2013); formerly, CEO and President,
Northern Trust Global Investments (financial services) (2004–2007);
Executive Vice President, Quantitative Management & Securities
Lending (2000–2004); prior thereto, various positions with Northern
Trust Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005–2007), Northern Trust
Global Investments Board (2004–2007), Northern Trust Japan
Board (2004–2007), Northern Trust Securities Inc. Board (2003–
2007) and Northern Trust Hong Kong Board (1997–2004).
216
Joseph A. Boateng
1963
730 Third Avenue
New York, NY 10017
Board Member 2024
Class II
Chief Investment Officer, Casey Family Programs (since 2007);
formerly, Director of U.S. Pension Plans, Johnson & Johnson
(2002–2006); Board Member, Lumina Foundation (since 2019)
and Waterside School (since 2021); Board Member (2012–2019)
and Emeritus Board Member (since 2020), Year-Up Puget Sound;
Investment Advisory Committee Member and Former Chair (since
2007), Seattle City Employees’ Retirement System; Investment
Committee Member (since 2019), The Seattle Foundation; Trustee
(2018–2023), the College Retirement Equities Fund; Manager
(2019–2023), TIAA Separate Account VA-1.
195
Michael A. Forrester
1967
730 Third Avenue
New York, NY 10017
Board Member 2024
Class I
Formerly, Chief Executive Officer (2014–2021) and Chief Operating
Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee,
Dexter Southfield School (since 2019); Member (since 2020),
Governing Council of the Independent Directors Council (IDC);
Trustee, the College Retirement Equities Fund and Manager, TIAA
Separate Account VA-1 (2007–2023).
195

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Thomas J. Kenny
1963
730 Third Avenue
New York, NY 10017
Co-Chair and
Board Member
2024
Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010),
Managing Director (1999–2004) and Co-Head of Global Cash
and Fixed Income Portfolio Management Team (2002–2010),
Goldman Sachs Asset Management; Director (since 2015) and
Chair of the Finance and Investment Committee (since 2018),
Aflac Incorporated; Director (since 2018), ParentSquare; formerly,
Director (2021–2022) and Finance Committee Chair (2016–2022),
Sansum Clinic; formerly, Advisory Board Member (2017–2019),
B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly,
Investment Committee Member (2012–2020), Cottage Health
System; formerly, Board member (2009–2019) and President of the
Board (2014–2018), Crane Country Day School; Trustee (2011–
2023) and Chairman (2017–2023), the College Retirement Equities
Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA
Separate Account VA-1.
216
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company
Institute (ICI), which represents regulated investment companies)
(2006-2019); formerly, various positions with ICI (1989-2006);
President (since 2023) and Member (since 2020) of the Board of
Directors, Jewish Coalition Against Domestic Abuse (JCADA).
216
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-
2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
216
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
216

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Formerly, Member of Board of Directors of Core12 LLC (2008–
2023) (private firm which develops branding, marketing and
communications strategies for clients); formerly, Member of The
President’s Council of Fordham University (2010–2019); formerly,
Director of the Curran Center for Catholic American Studies (2009–
2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); former Chair of the Board of Trustees of Marian University (2010–2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN
AMRO Bank N.V., North America, and Global Head of the Financial
Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
216
Loren M. Starr
1961
730 Third Avenue
New York, NY 10017
Board Member 2024
Class III
Independent Consultant/Advisor (since 2021); formerly, Vice Chair,
Senior Managing Director (2020–2021), Chief Financial Officer,
Senior Managing Director (2005–2020), Invesco Ltd.; Director
(since 2023) and Audit Committee member (since 2024), AMG;
formerly, Chair and Member of the Board of Directors (2014–2021),
Georgia Leadership Institute for School Improvement (GLISI);
formerly, Chair and Member of the Board of Trustees (2014–2018),
Georgia Council on Economic Education (GCEE); Trustee, the
College Retirement Equities Fund and Manager, TIAA Separate
Account VA-1 (2022–2023).
215
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
216
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member of the Board of Trustees (since
2004) formerly, Chair (2015-2022) of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-
2015) of the Board of Trustees of Mt. Holyoke College.
216
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2017
Class I
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
216

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2015 Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of
Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President
(2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance
Officer (2017-2022) of BMO Funds, Inc.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen
Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen;
Managing Director Assistant Secretary and Associate General Counsel of Nuveen
Asset Management, LLC; has previously held various positions with Nuveen;
Managing Director, Associate General Counsel and Assistant Secretary of Teachers
Advisors, LLC and TIAA-CREF Investment Management, LLC.
Jeremy D. Franklin
1983
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2024 Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice
President Associate General Counsel and Assistant Secretary, Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity
Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds
and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant
Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice
President, Associate General Counsel and Assistant Secretary of Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund
Advisors, LLC; has previously held various positions with Nuveen; Chartered
Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Vice President and Associate General Counsel of Nuveen; Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton
(2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Senior Managing Director and Head of Investment Oversight of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk
Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA
Strategies LLC; Managing Director, Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-
CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC,
and Nuveen Alternative Advisors LLC; has previously  held various positions with
Nuveen/TIAA.

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President, Secretary and General Counsel of Nuveen Investments,
Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC  and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of
Nuveen Asset Management, LLC; Executive Vice President, General Counsel and
Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and
Nuveen Alternative Investments, LLC; Executive Vice President, Associate General
Counsel and Assistant Secretary  of TIAA-CREF Funds and TIAA-CREF Life Funds;
has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and
Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa
Barbara Asset Management, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-
CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF
Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC
and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.
James Nelson III
1976
730 Third Avenue
New York, NY 10017
Vice President 2024 Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).
Mary Beth Ramsay
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2024 Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk &
Compliance; Executive Vice President, Teachers Insurance and Annuity Association
of America; Executive Vice President, Risk, TIAA Separate Account VA-1 and the
College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR
Global Life Americas; Member of the Board of Directors of Society of Actuaries.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director of Nuveen.
E. Scott Wickerham
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management,
LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the
TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and
the CREF Accounts; has previously held various positions with TIAA.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund
Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen
Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of the CREF
Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life
Funds; Managing Director, Associate General Counsel and Assistant Secretary of
Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director of Nuveen, LLC and of TIAA.
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
EAN-B-0224P 3479095-INV-Y-04/25
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
February 29, 2024	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

February 28, 2023	$28,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
February 29, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

February 28, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
February 29, 2024	$0	$0	$0	$0
February 28, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an MA and PhD from the University of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	17	$15.70 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$5 million
Kristen M. DeJong	Registered Investment Company	19	$17.66 billion
	Other Pooled Investment Vehicles	1	$72.49 million
	Other Accounts	30	$6.96 billion

* Assets are as of February 29, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NRK SECURITIES AS OF FEBRUARY 29, 2024

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott R. Romans	X
Kristen M. DeJong	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York AMT-Free Quality Municipal Income Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: May 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: May 3, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 3, 2024